UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

The Dreyfus/Laurel Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	10/31
Date of reporting period:	10/31/13

The following N-CSR relates only to the Registrant’s series listed below and does not affect Dreyfus Core Equity Fund and Dreyfus Floating Rate Income Fund, each a series of the Registrant with a fiscal year end of August 31. A separate N-CSR will be filed for each series as appropriate.

Dreyfus Disciplined Stock Fund

Dreyfus Money Market Reserves

Dreyfus AMT-Free Municipal Reserves

Dreyfus Bond Market Index Fund

 Dreyfus Tax Managed Growth Fund

 Dreyfus BASIC S&P 500 Stock Index Fund

Dreyfus U.S. Treasury Reserves
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Opportunistic Emerging Markets Debt Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Bond Market
Index Fund

ANNUAL REPORT October 31, 2013

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
57	TBA Sale Commitments
58	Statement of Assets and Liabilities
59	Statement of Operations
60	Statement of Changes in Net Assets
62	Financial Highlights
64	Notes to Financial Statements
73	Report of Independent Registered Public Accounting Firm
74	Important Tax Information
75	Board Members Information
77	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Bond Market Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Bond Market Index Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a challenging environment for many fixed-income securities, as a gradually strengthening U.S. economy and expectations of more moderately stimulative monetary policies drove longer term interest rates higher and bond prices lower. In this environment, corporate-backed bonds generally held up better than their government- and agency-issued counterparts, eking out mildly positive returns, on average, as default rates remained low and issuers’ business prospects improved along with the economy.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Nancy G. Rogers, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Bond Market Index Fund’s Investor shares produced a total return of –1.66%, and its BASIC shares produced a total return of –1.50%.1 In comparison, the Barclays U.S. Aggregate Bond Index (the “Index”) achieved a total return of –1.08% for the same period.2

The U.S. bond market encountered heightened volatility during the reporting period when investors reacted to stronger economic growth, causing long-term interest rates to climb in anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”).The difference in returns between the fund and the Index was primarily the result of transaction costs and other operating expenses that are not reflected in the Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the Index.To pursue this goal, the fund normally invests at least 80% of its assets in bonds that are included in the Index.To maintain liquidity, the fund may invest up to 20% of its assets in various short-term, fixed-income securities and money market instruments.

While the fund seeks to mirror the returns of the Index, it does not hold the same number of bonds. Instead, the fund holds approximately 1,700 securities as compared to approximately 8,000 securities in the Index.The fund’s average duration—a measure of sensitivity to changing interest rates—generally remains neutral to the Index. As of October 31, 2013, the average duration of the fund was approximately 5.48 years.

Rising Long-Term Interest Rates Roiled Bond Market

After an extended period of strong fixed-income performance, the reporting period began in the midst of heightened market volatility as investors responded nervously to stronger U.S. economic growth. Despite concerns stemming from political

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

infighting about the federal budget, new releases of economic data showed sustained improvements in employment and housing market trends. As a result, long-term interest rates began to move higher and bond market volatility intensified during the first quarter of 2013.The bond market’s more interest rate-sensitive sectors, such as U.S. government securities, suffered price declines when investors anticipated future increases in intermediate- and long-term interest rates. In contrast, corporate- and asset-backed securities held up relatively well as issuers’ underlying business fundamentals strengthened along with economic conditions.

The market’s worries regarding higher interest rates intensified in late May, when relatively hawkish remarks by Fed chairman Ben Bernanke were interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than many analysts had expected. Consequently, prices in most bond market sectors, including corporate-backed securities, fell sharply in June.The market generally stabilized over the summer, and bonds rallied in September when the Fed refrained from tapering its ongoing quantitative easing program. Interest rate-sensitive bonds also gained a degree of value in October, when the effects of a 16-day U.S. government shutdown prompted investors to reduce their expectations of economic growth over the near to intermediate term.

Corporate-Backed Securities Fared Relatively Well

U.S. Treasury securities were particularly hard hit in this challenging environment, with pronounced weakness among longer-term securities. Mortgage-backed securities from U.S. government agencies declined less severely, as the mortgage sector remained supported by the Fed’s massive bond buying program.

Corporate-backed securities ranked among the better performing sectors of the bond market, with strength particularly evident among lower-rated corporate bonds whose issuers appeared likely to benefit from stronger economic growth and persistently low default rates. Bonds issued by the financials sector fared particularly well over the reporting period. However, the fund and the Index are composed primarily of higher quality bonds and did not participate to a significant degree in the strength exhibited by lower rated securities.

The U.S. bond market was not alone in encountering difficulty over the past year. The European market also struggled with the impact of rising long-term interest rates as the region came out of recession and appeared to put the worst of its recent financial crisis behind it.

Replicating the Index’s Composition

As an index fund, we attempt to match closely the returns of the Index by approximating its composition. As of October 31, 2013, approximately 29% of the fund’s assets were invested in mortgage-backed securities, 2% in commercial mortgage-backed securities, 28% in corporate bonds and asset-backed securities, 37% in U.S. Treasury securities, and 4% in U.S. government agency bonds. Moreover, all of the fund’s corporate securities were rated at least BBB- or better, and the fund has maintained an overall credit quality and duration posture that is closely aligned with that of the Index.

November 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Indexing does not attempt to manage market volatility, use defensive strategies or reduce the effects of any long-term periods of poor index performance.The correlation between fund and index performance may be affected by the fund’s expenses and use of sampling techniques, changes in securities markets, changes in the composition of the index and the timing of purchases and redemptions of fund shares.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The
Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years. Index returns do not reflect fees and expenses associated with operating a mutual fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/13
	1 Year	5 Years	10 Years
BASIC shares	–1.50%	5.69%	4.55%
Investor shares	–1.66%	5.43%	4.30%
Barclays U.S. Aggregate Bond Index	–1.08%	6.09%	4.78%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in each of the BASIC and Investor shares of Dreyfus Bond
Market Index Fund on 10/31/03 to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses for BASIC and Investor shares.The Index is a widely accepted, unmanaged index of corporate, U.S. government and U.S.
government agency debt instruments, mortgage-backed securities, and asset-backed securities. Unlike a mutual fund, the
Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Bond Market Index Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$1.99	$.75
Ending value (after expenses)	$977.90	$979.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Investor Shares	BASIC Shares
Expenses paid per $1,000†	$2.04	$.77
Ending value (after expenses)	$1,023.19	$1,024.45

† Expenses are equal to the fund’s annualized expense ratio of .40% for Investor shares and .15% for BASIC shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2013

	Coupon	Maturity	Principal
Bonds and Notes—101.7%	Rate (%)	Date	Amount ($)		Value ($)
Asset-Backed Ctfs./
Auto Receivables—.2%
Ally Auto Receivables Trust,
Ser. 2012-3, Cl. A4	1.06	2/15/17	500,000		502,704
Ally Auto Receivables Trust,
Ser. 2012-1, Cl. A4	1.21	7/15/16	1,000,000		1,009,367
Ford Credit Auto Owner Trust,
Ser. 2012-B, Cl. A4	1.00	9/15/17	400,000		402,587
Mercedes-Benz Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.59	2/15/16	1,000,000		1,001,014
Nissan Auto Lease Trust,
Ser. 2013-A, Cl. A3	0.61	4/15/16	750,000		749,249
					3,664,921
Asset-Backed Ctfs./Credit Cards—.2%
Capital One Multi-Asset Execution
Trust, Ser. 2007-A7, Cl. A7	5.75	7/15/20	565,000		657,027
Chase Issuance Trust,
Ser. 2012-A8, Cl. A8	0.54	10/16/17	1,250,000		1,249,156
Citibank Credit Card Issuance
Trust, Ser. 2007-A8, Cl. A8	5.65	9/20/19	3,000,000		3,477,949
					5,384,132
Casinos—.0%
Carnival,
Gtd. Notes	3.95	10/15/20	300,000		304,766
Commercial Mortgage
Pass-Through Ctfs.—1.7%
Banc of America Commercial
Mortgage, Ser. 2007-1, Cl. A4	5.45	1/15/49	1,000,000		1,102,420
Banc of America Commercial
Mortgage, Ser. 2007-4, Cl. A4	5.94	2/10/51	300,000	[a]	336,363
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2005-3, Cl. A4	4.67	7/10/43	1,000,000		1,052,329
Banc of America Merrill Lynch
Commercial Mortgage,
Ser. 2005-4, Cl. A5B	5.00	7/10/45	1,800,000	[a]	1,914,889
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR8, Cl. A4	4.67	6/11/41	262,076		274,390

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PWR9,
Cl. A4A	4.87	9/11/42	900,000		949,941
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW14, Cl. A4	5.20	12/11/38	1,000,000		1,102,387
Bear Stearns Commercial Mortgage
Securities, Ser. 2005-PW10, Cl. A4	5.41	12/11/40	185,000	[a]	197,414
Bear Stearns Commercial Mortgage
Securities, Ser. 2006-PW12, Cl. A4	5.90	9/11/38	850,000	[a]	933,648
Citigroup Commercial Mortgage
Trust, Ser. 2006-C4, Cl. A3	5.78	3/15/49	225,000	[a]	245,932
Citigroup Commercial Mortgage
Trust, Ser. 2008-C7, Cl. A4	6.13	12/10/49	1,100,000	[a]	1,260,696
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Ser. 2005-CD1, Cl. A4	5.22	7/15/44	1,900,000	[a]	2,027,030
Citigroup/Deutsche Bank Commercial
Mortgage Trust,
Ser. 2006-CD2, Cl. A4	5.30	1/15/46	85,000	[a]	91,659
Commercial Mortgage Trust,
Ser. 2012-CR4, Cl. A3	2.85	10/15/45	1,000,000		960,561
Credit Suisse Commercial Mortgage
Trust, Ser. 2006-C3, Cl. A3	5.79	6/15/38	1,482,420	[a]	1,623,246
CWCapital Cobalt,
Ser. 2007-C3, Cl. A4	5.77	5/15/46	1,000,000	[a]	1,120,192
GS Mortgage Securities II,
Ser. 2007-GG10, Cl. A4	5.80	8/10/45	1,000,000	[a,b]	1,111,332
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2005-LDP3, Cl. A4A	4.94	8/15/42	600,000	[a]	634,455
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-LDPX, Cl. A3	5.42	1/15/49	1,200,000		1,332,550
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB18, Cl. A4	5.44	6/12/47	350,000		388,253

The Fund	9

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2006-CB14, Cl. A4	5.48	12/12/44	500,000	[a]	538,041
J.P. Morgan Chase Commercial
Mortgage Securities,
Ser. 2007-CB20, Cl. A4	5.79	2/12/51	1,000,000	[a]	1,134,200
LB-UBS Commercial Mortgage Trust,
Ser. 2005-C3, Cl. AJ	4.84	7/15/40	500,000		519,840
LB-UBS Commercial Mortgage Trust,
Ser. 2007-C2, Cl. A3	5.43	2/15/40	995,597		1,101,198
Merrill Lynch Mortgage Trust,
Ser. 2005-CKI1, Cl. A6	5.46	11/12/37	346,576	[a]	368,729
Merrill Lynch Mortgage Trust,
Ser. 2006-C2, Cl. A4	5.74	8/12/43	987,868	[a]	1,083,992
Merrill Lynch Mortgage Trust,
Ser. 2007-C1, Cl. A4	5.85	6/12/50	1,000,000	[a]	1,121,644
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. ASB	5.74	6/12/50	504,857	[a]	521,763
Merrill Lynch/Countrywide
Commercial Mortgage,
Ser. 2007-7, Cl. A4	5.74	6/12/50	1,200,000	[a]	1,342,340
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C9, Cl. A1	0.83	5/15/46	939,125		933,204
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C10, Cl. A1	1.39	7/15/46	86,305		86,781
Morgan Stanley Bank of America
Merrill Lynch Trust,
Ser. 2013-C8, Cl. A4	3.13	12/15/48	1,000,000		982,293
Morgan Stanley Capital I,
Ser. 2007-IQ14, Cl. A4	5.69	4/15/49	1,300,000	[a]	1,446,852
Morgan Stanley Capital I,
Ser. 2006-HQ9, Cl. A4	5.73	7/12/44	444,609	[a]	488,058
UBS Commercial Mortgage Trust,
Ser. 2012-C1, Cl. A3	3.40	5/10/45	500,000		503,296
UBS-Barclays Commercial Mortgage
Trust, Ser. 2012-C4, Cl. A5	2.85	12/10/45	500,000		477,474

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Commercial Mortgage
Pass-Through Ctfs. (continued)
UBS-Barclays Commercial Mortgage
Trust, Ser. 2013-C6, Cl. A4	3.24	4/10/46	1,412,000		1,387,333
Wachovia Bank Commercial Mortgage
Trust, Ser. 2005-C20, Cl. A7	5.12	7/15/42	800,000	[a]	847,675
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C23, Cl. A4	5.42	1/15/45	952,447	[a]	1,020,995
Wachovia Bank Commercial Mortgage
Trust, Ser. 2006-C27, Cl. A3	5.77	7/15/45	974,625	[a]	1,053,366
					35,618,761
Consumer Discretionary—2.3%
Avon Products,
Sr. Unscd. Notes	4.20	7/15/18	250,000		262,858
CBS,
Gtd. Debs	7.88	7/30/30	300,000		374,181
CBS,
Gtd. Notes	5.50	5/15/33	250,000		254,467
Comcast,
Gtd. Notes	2.85	1/15/23	300,000	[b]	289,863
Comcast,
Gtd. Notes	5.70	7/1/19	1,000,000		1,175,483
Comcast,
Gtd. Notes	6.45	3/15/37	1,150,000		1,403,377
Comcast,
Gtd. Notes	6.50	1/15/17	1,000,000		1,161,965
Comcast Cable Communications
Holdings, Gtd. Notes	9.46	11/15/22	304,000		432,373
Costco Wholesale,
Sr. Unscd. Notes	5.50	3/15/17	500,000		571,216
COX Communications,
Sr. Unscd. Bonds	5.50	10/1/15	450,000		485,700
CVS Caremark,
Sr. Unscd. Notes	5.75	6/1/17	49,000		56,224
CVS Caremark,
Sr. Unscd. Notes	5.75	5/15/41	630,000		701,108
Daimler Finance North America,
Gtd. Notes	8.50	1/18/31	200,000		292,264
DirecTV Holdings/Financing,
Gtd. Notes	3.50	3/1/16	2,500,000		2,620,025

The Fund	11

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
DirecTV Holdings/Financing,
Gtd. Notes	6.00	8/15/40	800,000	790,331
Discovery Communications,
Gtd. Notes	6.35	6/1/40	700,000	799,588
Dollar General,
Sr. Unscd. Notes	1.88	4/15/18	1,000,000	977,327
Ford Motor,
Sr. Unscd. Notes	4.75	1/15/43	500,000	466,984
Home Depot,
Sr. Unscd. Notes	5.40	3/1/16	2,550,000	2,823,610
Home Depot,
Sr. Unscd. Notes	5.88	12/16/36	650,000	759,853
Johnson Controls,
Sr. Unscd. Notes	5.50	1/15/16	2,800,000	3,064,984
Kohl’s,
Sr. Unscd. Notes	4.75	12/15/23	500,000	522,935
Lowe’s Cos.,
Sr. Unscd. Notes	3.88	9/15/23	500,000	515,669
Lowe’s Cos.,
Sr. Unscd. Notes	6.65	9/15/37	850,000	1,052,160
Macy’s Retail Holdings,
Gtd. Notes	5.90	12/1/16	500,000	564,339
Macy’s Retail Holdings,
Gtd. Notes	6.38	3/15/37	830,000	924,653
McDonald’s,
Sr. Unscd. Notes	5.35	3/1/18	1,050,000	1,210,645
NBCUniversal Media,
Gtd. Notes	5.15	4/30/20	1,500,000	1,717,476
News America,
Gtd. Debs	7.75	12/1/45	100,000	126,470
News America,
Gtd. Notes	6.20	12/15/34	250,000	280,373
News America,
Gtd. Notes	6.40	12/15/35	1,000,000	1,146,290
News America,
Gtd. Notes	6.65	11/15/37	360,000	426,079
News America,
Gtd. Notes	8.25	8/10/18	150,000	191,245
Nike,
Sr. Unscd. Notes	2.25	5/1/23	300,000	278,042

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer
Discretionary (continued)
Nike,
Sr. Unscd. Notes	3.63	5/1/43	300,000	264,452
Procter & Gamble,
Sr. Unscd. Notes	5.55	3/5/37	300,000	350,898
Starbucks,
Sr. Unscd. Bonds	6.25	8/15/17	750,000	876,850
Target,
Sr. Unscd. Notes	5.38	5/1/17	400,000	456,217
Target,
Sr. Unscd. Notes	7.00	1/15/38	228,000	297,689
Thomson Reuters,
Gtd. Notes	6.50	7/15/18	800,000	942,974
Time Warner,
Gtd. Notes	4.75	3/29/21	1,500,000	1,629,585
Time Warner,
Gtd. Notes	7.63	4/15/31	1,100,000	1,395,878
Time Warner Cable,
Gtd. Debs	6.55	5/1/37	350,000	328,480
Time Warner Cable,
Gtd. Debs	7.30	7/1/38	495,000	500,534
Time Warner Cable,
Gtd. Notes	8.25	4/1/19	3,000,000	3,520,806
Time Warner Cos.,
Gtd. Debs	6.95	1/15/28	325,000	397,115
Viacom,
Sr. Unscd. Notes	6.88	4/30/36	235,000	266,792
Wal-Mart Stores,
Sr. Unscd. Notes	3.63	7/8/20	4,100,000	4,369,288
Wal-Mart Stores,
Sr. Unscd. Notes	5.25	9/1/35	600,000	656,699
Wal-Mart Stores,
Sr. Unscd. Notes	6.50	8/15/37	635,000	798,486
Walt Disney,
Sr. Unscd. Notes,
Ser. B	7.00	3/1/32	150,000	198,893
Wyndham Worldwide,
Sr. Unscd. Notes	2.50	3/1/18	500,000	500,685
Wyndham Worldwide,
Sr. Unscd. Notes	3.90	3/1/23	500,000	484,064

The Fund	13

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Discretionary (continued)
Xerox,
Sr. Unscd. Notes	6.75	2/1/17	750,000	860,753
Yum! Brands,
Sr. Unscd. Notes	6.88	11/15/37	650,000	780,043
				48,597,338
Consumer Staples—1.3%
Altria Group,
Gtd. Notes	9.70	11/10/18	1,850,000	2,486,881
Anheuser-Busch Cos.,
Gtd. Bonds	5.00	1/15/15	1,000,000	1,053,242
Anheuser-Busch Cos.,
Gtd. Notes	5.50	1/15/18	145,000	167,556
Anheuser-Busch Inbev Finance,
Gtd. Notes	0.80	1/15/16	500,000	501,182
Anheuser-Busch Inbev Finance,
Gtd. Notes	2.63	1/17/23	500,000	473,460
Anheuser-Busch Inbev Finance,
Gtd. Notes	4.00	1/17/43	300,000	278,444
Anheuser-Busch Inbev Worldwide
Gtd. Notes	5.38	1/15/20	2,500,000	2,893,173
Archer-Daniels-Midland,
Sr. Unscd. Notes	5.45	3/15/18	130,000	150,133
Coca-Cola,
Sr. Unscd. Notes	3.30	9/1/21	2,000,000	2,052,992
ConAgra Foods,
Sr. Unscd. Notes	1.30	1/25/16	500,000	501,954
ConAgra Foods,
Sr. Unscd. Notes	1.90	1/25/18	500,000	497,057
ConAgra Foods,
Sr. Unscd. Notes	3.20	1/25/23	290,000	277,250
ConAgra Foods,
Sr. Unscd. Notes	4.65	1/25/43	300,000	283,444
ConAgra Foods,
Sr. Unscd. Notes	7.00	10/1/28	350,000	432,637
Diageo Capital,
Gtd. Notes	5.75	10/23/17	720,000	833,913
Diageo Finance,
Gtd. Notes	5.30	10/28/15	125,000	136,362
Diageo Investment,
Gtd. Notes	4.25	5/11/42	1,000,000	941,490

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Consumer Staples (continued)
Dr. Pepper Snapple Group,
Gtd. Notes	6.82	5/1/18	200,000	239,611
General Mills,
Sr. Unscd. Notes	5.70	2/15/17	1,300,000	1,477,730
Kellogg,
Sr. Unscd. Debs., Ser. B	7.45	4/1/31	340,000	436,455
Kimberly-Clark,
Sr. Unscd. Notes	3.70	6/1/43	1,000,000	883,107
Kraft Foods Group,
Sr. Unscd. Notes	2.25	6/5/17	490,000	501,978
Kraft Foods Group,
Sr. Unscd. Notes	3.50	6/6/22	490,000	488,251
Kraft Foods Group,
Sr. Unscd. Notes	5.00	6/4/42	400,000	403,561
Kroger,
Gtd. Notes	7.50	4/1/31	800,000	995,138
Mondelez International,
Sr. Unscd. Notes	6.13	2/1/18	975,000	1,133,072
Mondelez International,
Sr. Unscd. Notes	6.50	2/9/40	365,000	435,993
Nabisco,
Sr. Unscd. Debs	7.55	6/15/15	640,000	708,108
Pepsi Bottling Group,
Gtd. Notes, Ser. B	7.00	3/1/29	800,000	1,028,092
PepsiCo,
Sr. Unscd. Notes	0.70	8/13/15	1,000,000	1,002,603
PepsiCo,
Sr. Unscd. Notes	7.90	11/1/18	1,000,000	1,275,205
Philip Morris International,
Sr. Unscd. Notes	4.50	3/20/42	650,000	622,712
Philip Morris International,
Sr. Unscd. Notes	5.65	5/16/18	760,000	885,095
Reynolds American,
Gtd. Notes	4.85	9/15/23	650,000	689,279
SYSCO,
Gtd. Notes	5.38	9/21/35	350,000	390,181
				27,557,341
Energy—2.8%
Anadarko Petroleum,
Sr. Unscd. Notes	5.95	9/15/16	350,000	395,650

The Fund	15

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Anadarko Petroleum,
Sr. Unscd. Notes	6.45	9/15/36	150,000		177,110
Apache,
Sr. Unscd. Notes	6.00	1/15/37	380,000		434,000
Baker Hughes,
Sr. Unscd. Notes	5.13	9/15/40	1,000,000		1,088,372
BP Capital Markets,
Gtd. Notes	2.50	11/6/22	800,000		741,124
BP Capital Markets,
Gtd. Notes	3.20	3/11/16	1,000,000		1,052,369
BP Capital Markets,
Gtd. Notes	3.25	5/6/22	1,200,000		1,186,513
Canadian Natural Resources,
Sr. Unscd. Notes	4.90	12/1/14	350,000		365,588
Canadian Natural Resources,
Sr. Unscd. Notes	6.25	3/15/38	430,000		495,774
Cenovus Energy,
Sr. Unscd. Notes	3.80	9/15/23	1,000,000		1,006,616
Chevron,
Sr. Unscd. Notes	1.72	6/24/18	1,000,000		1,002,707
Chevron,
Sr. Unscd. Notes	3.19	6/24/23	400,000		396,798
CNOOC Finance 2013,
Gtd. Notes	1.13	5/9/16	500,000		497,339
CNOOC Finance 2013,
Gtd. Notes	3.00	5/9/23	500,000		456,362
ConocoPhillips,
Gtd. Notes	6.50	2/1/39	1,000,000		1,283,439
ConocoPhillips Holding,
Sr. Unscd. Notes	6.95	4/15/29	125,000		161,086
Devon Energy,
Sr. Unscd. Notes	5.60	7/15/41	650,000		688,425
Devon Financing,
Gtd. Debs	7.88	9/30/31	275,000		359,584
Enbridge Energy Partners,
Sr. Unscd. Notes	5.50	9/15/40	720,000		720,827
EnCana,
Sr. Unscd. Bonds	7.20	11/1/31	625,000		724,645
Energy Transfer Partners,
Sr. Unscd. Notes	3.60	2/1/23	1,000,000	[b]	956,004

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Energy (continued)
Energy Transfer Partners,
Sr. Unscd. Notes	4.90	2/1/24	500,000		523,006
Energy Transfer Partners,
Sr. Unscd. Notes	5.15	2/1/43	500,000		470,419
Enterprise Products Operating,
Gtd. Bonds, Ser. L	6.30	9/15/17	1,925,000		2,237,591
Enterprise Products Operating,
Gtd. Notes	4.45	2/15/43	750,000		682,463
Halliburton,
Sr. Unscd. Notes	6.15	9/15/19	1,200,000		1,444,925
Hess,
Sr. Unscd. Bonds	7.88	10/1/29	175,000		225,418
Hess,
Sr. Unscd. Notes	8.13	2/15/19	1,200,000		1,513,702
Kerr-McGee,
Gtd. Notes	6.95	7/1/24	600,000		725,099
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	3.50	9/1/23	500,000	[b]	474,434
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	4.15	3/1/22	1,000,000		1,019,123
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	5.00	3/1/43	300,000		284,048
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	6.95	1/15/38	1,075,000		1,264,126
Kinder Morgan Energy Partners,
Sr. Unscd. Notes	7.40	3/15/31	350,000		420,160
Marathon Oil,
Sr. Unscd. Notes	5.90	3/15/18	500,000		576,605
Marathon Oil,
Sr. Unscd. Notes	6.60	10/1/37	350,000		429,762
Nabors Industries,
Gtd. Notes	2.35	9/15/16	450,000	[c]	456,347
Nexen,
Gtd. Notes	5.88	3/10/35	125,000		134,425
Nexen,
Gtd. Notes	7.50	7/30/39	1,000,000		1,294,898
Occidental Petroleum,
Sr. Unscd. Notes, Ser. 1	4.10	2/1/21	1,700,000		1,817,570
ONEOK,
Sr. Unscd. Notes	5.20	6/15/15	200,000		212,320

The Fund	17

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
ONEOK Partners,
Gtd. Notes	5.00	9/15/23	500,000	535,405
ONEOK Partners,
Gtd. Notes	6.15	10/1/16	545,000	614,434
ONEOK Partners,
Gtd. Notes	6.85	10/15/37	60,000	69,026
Pemex Project Funding Master
Trust, Gtd. Bonds	6.63	6/15/35	1,760,000	1,918,400
Pemex Project Funding Master
Trust, Gtd. Notes	7.38	12/15/14	400,000	430,000
Petrobras Global Finance,
Gtd. Notes	2.00	5/20/16	550,000	547,911
Petrobras Global Finance,
Gtd. Notes	3.00	1/15/19	500,000	477,046
Petrobras Global Finance,
Gtd. Notes	5.63	5/20/43	500,000	429,959
Petrobras International Finance,
Gtd. Notes	2.88	2/6/15	500,000	509,449
Petrobras International Finance,
Gtd. Notes	5.38	1/27/21	2,500,000	2,554,432
Petrobras International Finance,
Gtd. Notes	5.88	3/1/18	625,000	678,789
Phillips 66,
Gtd. Notes	2.95	5/1/17	590,000	614,553
Plains All American Pipeline,
Sr. Unscd. Notes	3.85	10/15/23	750,000	754,869
Plains All American Pipeline,
Sr. Unscd. Notes	6.13	1/15/17	525,000	599,280
Shell International Finance,
Gtd. Notes	4.30	9/22/19	2,600,000	2,889,575
Shell International Finance,
Gtd. Notes	6.38	12/15/38	500,000	627,733
Spectra Energy Capital,
Sr. Unscd. Notes	8.00	10/1/19	225,000	274,611
Spetra Energy Partners,
Sr. Unscd. Notes	5.95	9/25/43	400,000	437,914
Statoil,
Gtd. Notes	2.65	1/15/24	1,000,000	933,457

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
Statoil,
Gtd. Notes	3.95	5/15/43	500,000	454,452
Statoil,
Gtd. Notes	5.25	4/15/19	1,600,000	1,845,005
Suncor Energy,
Sr. Unscd. Notes	6.50	6/15/38	950,000	1,133,516
Sunoco
Logistics Partners
Operations, Gtd. Notes	3.45	1/15/23	200,000	189,112
Sunoco Logistics Partners
Operations, Gtd. Notes	4.95	1/15/43	200,000	183,782
Talisman Energy,
Sr. Unscd. Notes	6.25	2/1/38	200,000	194,598
Tennessee Gas Pipeline,
Sr. Unscd. Debs	7.00	10/15/28	390,000	485,396
Tennessee Gas Pipeline,
Sr. Unscd Debs	7.63	4/1/37	70,000	92,410
Total Capital,
Gtd. Notes	4.45	6/24/20	1,400,000	1,550,744
TransCanada Pipelines,
Sr. Unscd. Notes	7.63	1/15/39	660,000	897,004
Trans-Canada Pipelines,
Sr. Unscd. Notes	3.75	10/16/23	500,000	504,194
Trans-Canada Pipelines,
Sr. Unscd. Notes	5.85	3/15/36	200,000	224,129
Trans-Canada Pipelines,
Sr. Unscd. Notes	6.20	10/15/37	75,000	87,234
Transocean,
Gtd. Notes	7.50	4/15/31	875,000	991,020
Valero Energy,
Gtd. Notes	6.63	6/15/37	1,115,000	1,284,305
Valero Energy,
Gtd. Notes	7.50	4/15/32	170,000	207,485
Weatherford
International,
Gtd. Notes	6.75	9/15/40	1,000,000	1,078,116
Williams Partners,
Sr. Unscd. Notes	6.30	4/15/40	800,000	886,078

The Fund	19

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Energy (continued)
XTO Energy,
Sr. Unscd. Notes	6.75	8/1/37	625,000	847,762
				59,429,958
Financial—7.3%
Abbey National Treasury Service,
Bank Gtd. Notes	3.05	8/23/18	800,000	829,098
Aflac,
Sr. Unscd. Notes	3.63	6/15/23	600,000	594,535
American Express,
Sr. Unscd. Notes	1.55	5/22/18	1,750,000	1,726,750
American Express,
Sr. Unscd. Notes	6.15	8/28/17	700,000	817,869
American Express,
Sr. Unscd. Notes	7.00	3/19/18	500,000	605,645
American Honda Finance,
Sr. Unscd. Notes	1.13	10/7/16	400,000	402,460
American International Group,
Sr. Unscd. Notes	4.88	6/1/22	1,400,000	1,535,131
American International Group,
Sr. Unscd. Notes	5.60	10/18/16	600,000	673,124
American International Group,
Sr. Unscd. Notes	5.85	1/16/18	1,000,000	1,156,365
American International Group,
Sr. Unscd. Notes	8.25	8/15/18	2,100,000	2,662,071
AXA,
Sub. Bonds	8.60	12/15/30	165,000	201,257
Bank of America,
Sr. Unscd. Notes	1.25	1/11/16	1,000,000	1,003,413
Bank of America,
Sr. Unscd. Notes	2.60	1/15/19	400,000	403,189
Bank of America,
Sr. Unscd. Notes	3.30	1/11/23	1,000,000	961,635
Bank of America,
Sr. Unscd. Notes	3.70	9/1/15	1,000,000	1,048,212
Bank of America,
Sr. Unscd. Notes	5.63	10/14/16	575,000	644,923
Bank of America,
Sr. Unscd. Notes, Ser. L	5.65	5/1/18	965,000	1,101,860

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Bank of America,
Sub. Notes	7.80	9/15/16	235,000	272,773
Bank of Montreal,
Sr. Unscd. Notes	2.50	1/11/17	1,000,000	1,040,285
Bank of Nova Scotia,
Sr. Unscd. Notes	1.38	7/15/16	1,000,000	1,012,313
Barclays Bank,
Sr. Unscd. Notes	6.75	5/22/19	1,300,000	1,573,562
BB&T,
Sub. Notes	4.90	6/30/17	150,000	166,668
BB&T,
Sub. Notes	5.20	12/23/15	300,000	325,713
Bear Stearns,
Sr. Unscd. Notes	5.30	10/30/15	100,000	108,265
Bear Stearns,
Sr. Unscd. Notes	7.25	2/1/18	270,000	325,906
Bear Stearns,
Sub. Notes	5.55	1/22/17	500,000	557,850
Berkshire Hathaway Finance,
Gtd. Notes	4.85	1/15/15	1,850,000	1,947,711
Berkshire Hathaway Finance,
Gtd. Notes	5.75	1/15/40	675,000	770,939
Blackrock,
Sr. Unscd. Notes, Ser. 2	5.00	12/10/19	500,000	573,747
BNP Paribas,
Bank Gtd. Notes	5.00	1/15/21	1,400,000	1,545,747
Boston Properties,
Sr. Unscd. Bonds	5.63	11/15/20	1,400,000	1,608,505
Boston Properties,
Sr. Unscd. Notes	5.00	6/1/15	500,000	532,887
Branch Banking & Trust,
Sr. Unscd. Notes	1.45	10/3/16	750,000	759,201
Capital One Financial Company,
Sr. Unscd. Notes	4.75	7/15/21	730,000	787,052
Chubb,
Sr. Unscd. Notes	6.00	5/11/37	540,000	652,233
Citigroup,
Sr. Unscd. Notes	3.88	10/25/23	400,000	400,874

The Fund	21

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
Citigroup,
Sr. Unscd. Notes	4.59	12/15/15	900,000	964,086
Citigroup,
Sr. Unscd. Notes	6.13	11/21/17	3,635,000	4,223,041
Citigroup,
Sr. Unscd. Notes	6.63	1/15/28	100,000	117,281
Citigroup,
Sr. Unscd. Notes	6.88	3/5/38	225,000	286,185
Citigroup,
Sr. Unscd. Notes	8.50	5/22/19	760,000	984,483
Citigroup,
Sub. Notes	4.05	7/30/22	500,000	495,680
Citigroup,
Sub. Notes	6.13	8/25/36	575,000	607,337
CNA Financial,
Sr. Unscd. Notes	6.50	8/15/16	100,000	113,167
Commonwealth Bank Australia,
Sr. Unscd. Notes	2.50	9/20/18	650,000	664,836
DDR,
Sr. Unscd. Notes	3.38	5/15/23	1,000,000	935,885
Deutsche Bank AG London,
Sr. Unscd. Notes	6.00	9/1/17	845,000	975,972
Discover Bank,
Sr. Unscd. Notes	2.00	2/21/18	500,000	494,986
ERP Operating,
Sr. Unscd. Notes	5.38	8/1/16	95,000	105,677
Fifth Third Bank,
Sub. Notes	8.25	3/1/38	1,000,000	1,356,845
Ford Motor Credit,
Sr. Unscd. Notes	2.38	1/16/18	500,000	503,363
Ford Motor Credit,
Sr. Unscd. Notes	2.50	1/15/16	900,000	924,245
Ford Motor Credit,
Sr. Unscd. Notes	4.38	8/6/23	1,250,000	1,287,654
Ford Motor Credit,
Sr. Unscd. Notes	5.88	8/2/21	1,500,000	1,721,231
General Electric Capital,
Sr. Unscd. Notes	1.00	1/8/16	1,000,000	1,004,923
General Electric Capital,
Sr. Unscd. Notes	3.10	1/9/23	1,000,000	965,875

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
General Electric Capital,
Sr. Unscd. Notes	3.50	6/29/15	560,000	586,317
General Electric Capital,
Sr. Unscd. Notes	4.65	10/17/21	1,400,000	1,535,472
General Electric Capital,
Sr. Unscd. Notes	5.00	1/8/16	375,000	408,537
General Electric Capital,
Sr. Unscd. Notes	5.63	9/15/17	1,000,000	1,149,456
General Electric Capital,
Sr. Unscd. Notes	5.63	5/1/18	1,335,000	1,550,126
General Electric Capital,
Sr. Unscd. Notes	5.88	1/14/38	1,000,000	1,132,402
General Electric Capital,
Sr. Unscd. Notes	6.15	8/7/37	850,000	991,323
General Electric Capital,
Sr. Unscd. Notes, Ser. A	6.75	3/15/32	1,000,000	1,227,602
Genworth Holdings,
Gtd. Notes	4.90	8/15/23	1,000,000	1,043,488
Goldman Sachs Capital I,
Gtd. Cap. Secs	6.35	2/15/34	350,000	351,299
Goldman Sachs Group,
Sr. Unscd. Notes	3.63	1/22/23	1,000,000	977,456
Goldman Sachs Group,
Sr. Unscd. Notes	3.70	8/1/15	6,000,000	6,269,778
Goldman Sachs Group,
Sr. Unscd. Notes	6.13	2/15/33	475,000	535,439
Goldman Sachs Group,
Sr. Unscd. Notes	6.15	4/1/18	680,000	788,889
Goldman Sachs Group,
Sr. Unscd. Notes	6.25	9/1/17	190,000	219,976
Goldman Sachs Group,
Sr. Unscd. Notes	7.50	2/15/19	1,000,000	1,229,271
Goldman Sachs Group,
Sub. Notes	6.75	10/1/37	2,000,000	2,191,374
Host Hotels & Resorts,
Sr. Unscd. Notes	6.00	10/1/21	500,000	554,325
HSBC Finance,
Sr. Unscd. Notes	5.50	1/19/16	1,125,000	1,229,155
HSBC Holdings,
Sr. Unscd. Notes	5.10	4/5/21	1,500,000	1,673,346

The Fund	23

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
HSBC Holdings,
Sub. Notes	6.50	5/2/36	1,350,000	1,596,896
HSBC Holdings,
Sub. Notes	6.50	9/15/37	555,000	659,665
ING US,
Gtd. Notes	5.50	7/15/22	750,000	825,041
IntercontinentalExchange Group,
Gtd. Notes	4.00	10/15/23	350,000	357,831
Intesa Sanpaolo,
Bank Gtd. Notes	3.13	1/15/16	500,000	510,156
Jefferies Group,
Sr. Unscd. Debs	6.25	1/15/36	200,000	196,042
Jefferies Group,
Sr. Unscd. Debs	6.45	6/8/27	35,000	36,668
Jefferies Group,
Sr. Unscd. Notes	5.13	1/20/23	500,000	507,800
John Deere Capital,
Sr. Unscd. Notes	3.15	10/15/21	1,900,000	1,921,563
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.15	7/5/16	1,500,000	1,576,475
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.20	1/25/23	1,000,000	962,084
JPMorgan Chase & Co.,
Sr. Unscd. Notes	3.70	1/20/15	700,000	725,373
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.00	1/15/18	500,000	578,844
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.30	4/23/19	1,500,000	1,779,768
JPMorgan Chase & Co.,
Sr. Unscd. Notes	6.40	5/15/38	650,000	786,029
JPMorgan Chase & Co.,
Sub. Notes	5.15	10/1/15	3,950,000	4,243,635
JPMorgan Chase Bank,
Sub. Notes	6.00	10/1/17	150,000	173,066
KeyBank,
Sub. Notes	6.95	2/1/28	100,000	121,192
Keycorp,
Sr. Unscd. Notes	3.75	8/13/15	1,000,000	1,050,490
Kimco Realty,
Sr. Unscd. Notes	3.13	6/1/23	250,000	232,393

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Leucadia National,
Sr. Unscd. Notes	6.63	10/23/43	400,000		394,544
Lincoln National,
Sr. Unscd. Notes	6.15	4/7/36	950,000		1,104,562
Loews,
Sr. Unscd. Notes	2.63	5/15/23	250,000		231,860
Marsh & McLennan Cos.,
Sr. Unscd. Notes	5.88	8/1/33	275,000		299,813
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.40	8/28/17	1,665,000		1,936,508
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	4/25/18	2,640,000		3,138,625
Merrill Lynch & Co.,
Sr. Unscd. Notes	6.88	11/15/18	150,000		179,913
Merrill Lynch & Co.,
Sub. Notes	6.05	5/16/16	575,000		636,071
MetLife,
Sr. Unscd. Notes	6.38	6/15/34	1,400,000		1,719,756
Mid-America Apt.,
Sr. Unscd. Notes	4.30	10/15/23	400,000		402,269
Morgan Stanley,
Notes	5.45	1/9/17	1,100,000		1,226,474
Morgan Stanley,
Notes	6.63	4/1/18	2,700,000		3,169,692
Morgan Stanley,
Sr. Unscd. Notes	1.75	2/25/16	500,000		505,191
Morgan Stanley,
Sr. Unscd. Notes	3.75	2/25/23	500,000	[b]	494,622
Morgan Stanley,
Sub. Notes	4.10	5/22/23	1,000,000	[b]	967,831
Morgan Stanley,
Sr. Unscd. Notes	5.75	10/18/16	175,000		196,449
Morgan Stanley,
Sr. Unscd. Notes	7.25	4/1/32	300,000		376,760
Morgan Stanley,
Sr. Unscd. Notes	7.30	5/13/19	1,300,000		1,589,485
National Australia Bank,
Sr. Unscd. Notes	2.00	3/9/15	490,000		499,887
National City,
Sub. Notes	6.88	5/15/19	600,000		720,796

The Fund	25

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Financial (continued)
National Rural Utilities
Cooperative Finance, Coll.
Trust Bonds	5.45	2/1/18	1,100,000	1,262,348
Nomura Holdings,
Sr. Unscd. Notes	6.70	3/4/20	1,600,000	1,847,285
Oesterreichische Kontrollbank,
Govt. Gtd. Notes	4.88	2/16/16	1,500,000	1,647,162
PNC Bank,
Sr. Unscd. Notes	1.30	10/3/16	1,250,000	1,259,332
PNC Bank,
Sub. Notes	3.80	7/25/23	1,000,000	996,872
PNC Funding,
Bank Gtd. Notes	5.25	11/15/15	225,000	243,805
Principal Financial Group,
Gtd. Notes	6.05	10/15/36	225,000	264,157
Progressive,
Sr. Unscd. Notes	6.63	3/1/29	100,000	121,572
ProLogis,
Gtd. Notes	6.88	3/15/20	505,000	603,039
Rabobank Nederland,
Bank Gtd. Notes	3.38	1/19/17	5,000,000	5,333,435
Realty Income,
Sr. Unscd. Notes	5.95	9/15/16	100,000	111,992
Regency Centers,
Gtd. Notes	5.88	6/15/17	200,000	223,780
Reinsurance Group of America,
Sr. Unscd. Notes	4.70	9/15/23	350,000	366,353
Royal Bank of Canada,
Sr. Unscd. Notes	2.63	12/15/15	1,000,000	1,040,864
Royal Bank of Scotland Group,
Sr. Unscd. Notes	2.55	9/18/15	1,000,000	1,024,648
Ryder System,
Sr. Unscd. Notes	2.35	2/26/19	500,000	493,440
Simon Property Group,
Sr. Unscd. Notes	5.25	12/1/16	2,000,000	2,236,720
State Street Bank & Trust,
Sub. Notes	5.25	10/15/18	200,000	227,664
Sumitomo Mitsui Banking,
Bank Gtd. Notes	0.90	1/18/16	500,000	499,768

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Sumitomo Mitsui Banking,
Bank Gtd. Notes	1.50	1/18/18	390,000	[b]	382,855
Sumitomo Mitsui Banking,
Bank Gtd. Notes	3.00	1/18/23	290,000		276,500
Suntrust Bank,
Sr. Unscd. Notes	2.75	5/1/23	500,000		459,694
Suntrust Banks,
Sr. Unscd. Notes	2.35	11/1/18	500,000		502,613
Toronto-Dominion Bank,
Sr. Unscd. Bonds	2.63	9/10/18	750,000		775,551
Toyota Motor Credit,
Sr. Unscd. Notes	0.88	7/17/15	1,000,000		1,007,492
Toyota Motor Credit,
Sr. Unscd. Notes	2.63	1/10/23	1,000,000		950,838
Travelers Cos.,
Sr. Unscd. Notes	5.50	12/1/15	960,000		1,053,956
U.S. Bancorp,
Sr. Unscd. Notes	3.00	3/15/22	1,400,000		1,387,861
UBS AG/Stamford,
Sr. Unscd. Notes	4.88	8/4/20	293,000		330,164
UBS AG/Stamford,
Sr. Unscd. Notes	5.75	4/25/18	320,000		372,940
UBS AG/Stamford,
Sr. Unscd. Notes	5.88	12/20/17	442,000		512,982
UBS AG/Stamford,
Sub. Notes	5.88	7/15/16	75,000		83,650
Unilever Capital,
Gtd. Notes	2.20	3/6/19	500,000		508,185
Unilever Capital,
Gtd. Notes	5.90	11/15/32	250,000		313,575
Union Bank,
Sr. Unscd. Notes	2.63	9/26/18	500,000		512,268
Ventas Realty,
Gtd. Notes	2.70	4/1/20	1,000,000		971,586
Wachovia,
Sr. Unscd. Notes	5.75	6/15/17	1,850,000		2,131,259
Wachovia,
Sr. Unscd. Notes	5.75	2/1/18	1,100,000		1,285,060

The Fund	27

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Financial (continued)
Wachovia Bank,
Sub. Notes	6.60	1/15/38	415,000		519,719
Wells Fargo & Co.,
Sr. Unscd. Notes	1.50	1/16/18	500,000		498,662
Wells Fargo & Co.,
Sr. Unscd. Notes	5.63	12/11/17	2,340,000		2,708,658
Wells Fargo & Co.,
Sub. Notes, Ser. M	3.45	2/13/23	500,000		476,670
Wells Fargo Bank,
Sub. Notes	5.75	5/16/16	875,000		976,936
Westpac Banking,
Sr. Unscd. Notes	4.88	11/19/19	1,700,000		1,923,365
Westpac Banking,
Sub. Notes	4.63	6/1/18	500,000		542,761
XL Group,
Sr. Unscd. Notes	6.38	11/15/24	1,400,000		1,623,789
					157,233,495
Foreign/Governmental—4.6%
African Development Bank,
Sr. Unscd. Notes	0.75	10/18/16	330,000		331,973
Asian Development Bank,
Sr. Unscd. Notes	1.88	10/23/18	1,750,000		1,784,136
Asian Development Bank,
Sr. Unscd. Notes	2.50	3/15/16	1,500,000		1,571,855
Brazilian Government,
Sr. Unscd. Bonds	4.88	1/22/21	500,000		545,000
Brazilian Government,
Sr. Unscd. Bonds	5.63	1/7/41	650,000	[b]	666,250
Brazilian Government,
Sr. Unscd. Bonds	6.00	1/17/17	2,270,000		2,567,370
Brazilian Government,
Sr. Unscd. Bonds	7.13	1/20/37	575,000	[b]	692,875
Brazilian Government,
Unscd. Bonds	10.13	5/15/27	500,000		787,500
Colombian Government,
Sr. Unscd. Bonds	6.13	1/18/41	500,000		570,000
Colombian Government,
Sr. Unscd. Notes	7.38	3/18/19	2,000,000		2,455,000

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental
(continued)
Ecopetrol,
Sr. Unscd. Notes	7.38	9/18/43	1,000,000		1,148,750
European Bank for Reconstruction
and Development, Sr. Unscd. Notes	1.00	2/16/17	2,000,000		2,011,542
European Investment Bank,
Sr. Unscd. Bonds	4.63	10/20/15	350,000		378,767
European Investment Bank,
Sr. Unscd. Bonds	5.13	5/30/17	3,700,000		4,235,934
European Investment Bank,
Sr. Unscd. Notes	1.63	9/1/15	2,400,000		2,456,546
European Investment Bank,
Sr. Unscd. Notes	1.75	3/15/17	1,250,000		1,286,719
European Investment Bank,
Sr. Unscd. Notes	2.25	3/15/16	2,750,000		2,861,650
European Investment Bank,
Sr. Unscd. Notes	2.88	9/15/20	2,000,000	[b]	2,063,402
Export-Import Bank of Korea,
Sr. Unscd. Bonds	2.88	9/17/18	1,000,000		1,019,982
Finnish Government,
Sr. Unscd. Bonds	6.95	2/15/26	25,000		33,255
FMS Wertmanagement,
Gtd. Notes	1.13	10/14/16	1,000,000		1,012,314
Inter-American Development Bank,
Notes	0.88	11/15/16	1,000,000		1,006,934
Inter-American Development Bank,
Sr. Unsub. Notes	3.88	9/17/19	2,000,000		2,226,314
Inter-American Development Bank,
Sr. Unscd. Notes	5.13	9/13/16	150,000		168,845
Inter-American Development Bank,
Unscd. Notes	4.25	9/10/18	540,000		613,620
International Bank for
Reconstruction and
Development, Sr. Unsub. Bonds	7.63	1/19/23	700,000		979,679
International Bank for
Reconstruction
and Development,
Sr. Unscd. Notes	1.13	7/18/17	500,000		505,019

The Fund	29

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Foreign/Governmental
(continued)
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	2.13	3/15/16	2,400,000	2,494,529
International Bank for
Reconstruction and
Development, Sr. Unscd. Notes	5.00	4/1/16	700,000	775,237
International Finance,
Sr. Unscd. Notes	2.13	11/17/17	2,100,000	2,186,066
Italian Government,
Sr. Unscd. Notes	4.50	1/21/15	50,000	52,149
Italian Government,
Sr. Unscd. Notes	5.25	9/20/16	155,000	168,335
Italian Government,
Sr. Unscd. Notes	5.38	6/12/17	1,450,000	1,590,366
Italian Government,
Sr. Unscd. Notes	5.38	6/15/33	550,000	585,401
Italian Government,
Sr. Unscd. Notes	6.88	9/27/23	610,000	746,281
Japan Bank for International
Cooperation, Gov’t Gtd. Notes	2.50	5/18/16	2,800,000	2,925,658
KFW,
Gov’t Gtd. Bonds	4.00	1/27/20	2,500,000	2,794,232
KFW,
Gov’t Gtd. Bonds	4.50	7/16/18	3,600,000	4,102,636
KFW,
Gov’t Gtd. Bonds	5.13	3/14/16	625,000	693,687
KFW,
Gov’t Gtd. Notes	4.88	1/17/17	1,240,000	1,399,896
KFW,
Gov’t Gtd. Notes	4.88	6/17/19	2,000,000	2,329,906
Korea Development Bank,
Sr. Unscd. Notes	3.88	5/4/17	1,250,000	1,337,984
Korea Finance,
Sr. Unscd. Notes	2.88	8/22/18	500,000	508,737
Landwirtschaftliche Rentenbank,
Govt. Gtd. Bonds	5.13	2/1/17	950,000	1,074,398
Landwirtschaftliche Rentenbank,
Govt. Gtd. Notes	1.88	9/17/18	2,100,000	2,136,288

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental
(continued)
Mexican Government,
Sr. Unscd. Notes	5.63	1/15/17	2,000,000		2,249,000
Mexican Government,
Sr. Unscd. Notes	5.95	3/19/19	1,200,000	[b]	1,399,800
Mexican Government,
Sr. Unscd. Notes, Ser. A	6.75	9/27/34	1,340,000		1,648,200
Panamanian Government,
Sr. Unscd. Bonds	6.70	1/26/36	700,000		831,250
Peruvian Government,
Sr. Unscd. Bonds	6.55	3/14/37	870,000		1,040,955
Petroleos Mexicanos,
Gtd. Bonds	5.50	6/27/44	500,000		470,000
Petroleos Mexicanos,
Gtd. Notes	4.88	3/15/15	500,000		527,500
Petroleos Mexicanos,
Gtd. Notes	6.00	3/5/20	500,000		563,750
Philippine Government,
Sr. Unscd. Bonds	5.00	1/13/37	500,000	[b]	544,375
Philippine Government,
Sr. Unscd. Bonds	6.50	1/20/20	400,000		481,500
Philippine Government,
Sr. Unscd. Bonds	8.88	3/17/15	400,000		442,500
Philippine Government,
Sr. Unscd. Bonds	9.38	1/18/17	400,000		494,000
Philippine Government,
Sr. Unscd. Bonds	9.50	2/2/30	800,000	[b]	1,229,000
Philippine Government,
Sr. Unscd. Bonds	10.63	3/16/25	800,000		1,268,000
Polish Government,
Sr. Unscd. Notes	5.00	3/23/22	1,400,000		1,534,750
Polish Government,
Sr. Unscd. Notes	6.38	7/15/19	1,450,000		1,713,175
Province of British Columbia
Canada, Sr. Unscd. Bonds,
Ser. USD2	6.50	1/15/26	925,000		1,199,725
Province of Manitoba Canada,
Unscd. Debs., Ser. CB	8.80	1/15/20	10,000		13,553

The Fund	31

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Foreign/Governmental
(continued)
Province of Manitoba Canada,
Unscd. Debs	8.88	9/15/21	450,000		631,259
Province of Ontario Canada,
Sr. Unscd. Bonds	4.00	10/7/19	2,300,000		2,519,376
Province of Ontario Canada,
Sr. Unscd. Notes	4.75	1/19/16	990,000		1,080,167
Province of Ontario Canada,
Sr. Unscd. Notes	4.95	11/28/16	1,000,000	[b]	1,122,208
Province of Quebec Canada,
Sr. Unscd. Notes	4.60	5/26/15	700,000		745,657
Province of Quebec Canada,
Debs., Ser. NJ	7.50	7/15/23	200,000		264,507
Province of Quebec Canada,
Sr. Unscd. Debs., Ser. PD	7.50	9/15/29	550,000		759,618
Province of Quebec Canada,
Unscd. Notes	5.13	11/14/16	725,000		816,277
Republic of Korea,
Sr. Unscd. Notes	7.13	4/16/19	1,000,000		1,248,132
South African Government,
Sr. Unscd. Notes	6.88	5/27/19	2,100,000		2,436,000
Swedish Export Credit,
Sr. Unscd. Notes	0.63	5/31/16	600,000		599,361
Turkish Government,
Sr. Unscd. Notes	3.25	3/23/23	800,000		707,000
Turkish Government,
Sr. Unscd. Notes	4.88	4/16/43	1,000,000		868,750
Turkish Government,
Sr. Unscd. Notes	7.00	9/26/16	200,000		223,340
Turkish Government,
Sr. Unscd. Notes	7.00	3/11/19	500,000		572,500
Turkish Government,
Sr. Unscd. Notes	7.25	3/15/15	300,000		321,000
Turkish Government,
Sr. Unscd. Notes	8.00	2/14/34	600,000		743,460
Uruguayan Government,
Sr. Unscd. Bonds	7.63	3/21/36	300,000		386,250
Uruguayan Government,
Sr. Unscd. Notes	4.50	8/14/24	750,000	[b]	776,250
					98,355,162

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care—2.3%
Abbvie,
Gtd. Notes	1.20	11/6/15	1,000,000	1,007,490
Abbvie,
Gtd. Notes	2.90	11/6/22	3,000,000	2,869,125
Aetna,
Sr. Unscd. Notes	3.95	9/1/20	1,000,000	1,057,025
Aetna,
Sr. Unscd. Notes	6.63	6/15/36	300,000	369,243
Amgen,
Sr. Unscd. Notes	4.10	6/15/21	2,000,000	2,093,384
Amgen,
Sr. Unscd. Notes	5.15	11/15/41	600,000	606,961
Amgen,
Sr. Unscd. Notes	5.85	6/1/17	400,000	458,102
Astrazeneca,
Sr. Unscd. Notes	6.45	9/15/37	520,000	646,107
Baxter International,
Sr. Unscd. Notes	3.20	6/15/23	400,000	394,502
Baxter International,
Sr. Unsub. Notes	6.25	12/1/37	200,000	245,012
Becton Dickinson,
Sr. Unscd. Notes	3.13	11/8/21	1,900,000	1,898,220
Boston Scientific,
Sr. Unscd. Notes	6.00	1/15/20	1,700,000	1,984,345
Bristol-Myers Squibb,
Sr. Unscd. Notes	5.88	11/15/36	425,000	503,397
Cardinal Health,
Sr. Unscd. Notes	1.70	3/15/18	600,000	588,911
Cardinal Health,
Sr. Unscd. Notes	3.20	3/15/23	500,000	475,844
Cardinal Health,
Sr. Unscd. Notes	4.60	3/15/43	300,000	283,763
Celgene,
Sr. Unscd. Notes	4.00	8/15/23	750,000	757,325
Cigna,
Sr. Unscd. Notes	4.50	3/15/21	1,900,000	2,059,708
Covidien International Finance,
Gtd. Notes	6.00	10/15/17	590,000	686,485
Eli Lilly & Co.,
Sr. Unscd. Notes	5.55	3/15/37	750,000	854,671

The Fund	33

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Health Care (continued)
Eli Lilly & Co.,
Sr. Unscd. Notes	7.13	6/1/25	200,000		264,262
Express Scripts,
Gtd. Notes	3.13	5/15/16	2,400,000		2,520,134
GlaxoSmithKline Capital,
Gtd. Bonds	5.65	5/15/18	740,000		863,485
GlaxoSmithKline Capital,
Gtd. Bonds	6.38	5/15/38	1,000,000		1,262,618
Health Care REIT,
Sr. Unscd. Notes	5.25	1/15/22	1,400,000		1,519,300
Johnson & Johnson,
Sr. Unscd. Debs	4.95	5/15/33	170,000		188,287
Johnson & Johnson,
Sr. Unscd. Notes	5.95	8/15/37	470,000		579,800
Medco Health Solutions,
Sr. Unscd. Notes	7.13	3/15/18	1,500,000		1,807,908
Medtronic,
Sr. Unscd. Notes, Ser. B	4.75	9/15/15	360,000		387,801
Merck & Co.,
Gtd. Notes	6.50	12/1/33	680,000	[a]	869,969
Merck & Co.,
Sr. Unscd. Debs	6.40	3/1/28	150,000		189,737
Merck & Co.,
Sr. Unscd. Notes	0.70	5/18/16	1,000,000		1,000,973
Novartis
Securities Investment,
Gtd. Notes	5.13	2/10/19	1,400,000		1,614,792
Pfizer,
Sr. Unscd. Notes	6.20	3/15/19	2,400,000		2,903,707
Quest Diagnostic,
Gtd. Notes	3.20	4/1/16	2,500,000		2,604,777
Quest Diagnostic,
Gtd. Notes	5.45	11/1/15	500,000		540,999
Quest Diagnostic,
Gtd. Notes	6.95	7/1/37	50,000		56,084
Sanofi,
Sr. Unscd. Notes	4.00	3/29/21	1,400,000		1,503,964
St. Jude Medical,
Sr. Unscd. Notes	3.25	4/15/23	500,000		482,261

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Health Care (continued)
Teva Pharmaceutical Finance,
Gtd. Notes	6.15	2/1/36	85,000	97,758
Teva Pharmaceutical Finance II,
Gtd. Notes	3.00	6/15/15	3,400,000	3,517,698
UnitedHealth Group,
Sr. Unscd. Notes	6.88	2/15/38	810,000	1,039,536
Wellpoint,
Sr. Unscd. Notes	3.13	5/15/22	1,700,000	1,632,875
WellPoint,
Sr. Unscd. Notes	5.00	12/15/14	1,000,000	1,048,164
WellPoint,
Sr. Unscd. Notes	5.25	1/15/16	375,000	409,148
WellPoint,
Sr. Unscd. Notes	5.88	6/15/17	65,000	74,303
Wyeth,
Gtd. Notes	5.95	4/1/37	200,000	238,400
Wyeth,
Gtd. Notes	6.50	2/1/34	200,000	249,951
Zoetis,
Sr. Unscd. Notes	1.15	2/1/16	500,000	502,276
Zoetis,
Sr. Unscd. Notes	1.88	2/1/18	500,000	499,031
				50,309,618
Industrial—1.2%
3M,
Sr. Unscd. Notes	5.70	3/15/37	750,000	888,780
Boeing,
Sr. Unscd. Notes	6.00	3/15/19	2,000,000	2,386,090
Burlington Northern Santa Fe,
Sr. Unscd. Debs	6.15	5/1/37	650,000	752,506
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.00	12/15/25	100,000	127,479
Burlington Northern Santa Fe,
Sr. Unscd. Debs	7.95	8/15/30	100,000	132,934
Burlington Northern Santa Fe,
Sr. Unscd. Notes	4.45	3/15/43	600,000	558,940
Canadian National Railway,
Sr. Unscd. Notes	6.90	7/15/28	100,000	133,063

The Fund	35

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
Caterpillar,
Sr. Unscd. Debs	6.05	8/15/36	375,000		444,049
Caterpillar,
Sr. Unscd. Notes	2.60	6/26/22	2,300,000		2,188,383
CSX,
Sr. Unscd. Notes	4.75	5/30/42	1,200,000		1,177,644
CSX,
Sr. Unscd. Notes	6.25	4/1/15	35,000		37,685
Emerson Electric,
Sr. Unscd. Notes	2.63	2/15/23	260,000		250,953
General Electric,
Sr. Unscd. Notes	5.25	12/6/17	1,000,000		1,144,827
Illinois Tool Works,
Sr. Unscd. Notes	3.90	9/1/42	1,000,000		884,251
Koninklijke Philips Electronics,
Sr. Unscd. Notes	5.75	3/11/18	500,000		581,220
Lockheed Martin,
Sr. Unscd. Notes, Ser. B	6.15	9/1/36	455,000		530,420
Norfolk Southern,
Sr. Unscd. Bonds, Ser. WI	4.84	10/1/41	1,200,000		1,195,529
Norfolk Southern,
Sr. Unscd. Notes	5.59	5/17/25	2,000		2,278
Northrop Grumman Systems,
Gtd. Notes	7.75	2/15/31	1,100,000		1,428,821
Raytheon,
Sr. Unscd. Debs	7.20	8/15/27	150,000		189,666
Republic Services,
Gtd. Notes	6.20	3/1/40	750,000		873,406
Union Pacific,
Sr. Unscd. Notes	2.75	4/15/23	400,000		376,715
Union Pacific,
Sr. Unscd. Notes	4.75	12/15/43	140,000		140,180
Union Pacific,
Sr. Unscd. Notes	4.82	2/1/44	325,000	[c]	332,295
United Air 2013-1 Cl. A ,
1st Lien Notes	4.30	8/15/25	1,000,000		982,500
United Parcel Service,
Sr. Unscd. Notes	3.13	1/15/21	1,600,000		1,638,010
United Parcel Service,
Sr. Unscd. Notes	6.20	1/15/38	425,000		531,454

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Industrial (continued)
United Parcel
Service of America,
Sr. Unscd. Debs	8.38	4/1/30	10,000	[a]	13,600
United Technologies,
Sr. Unscd. Debs	8.75	3/1/21	50,000		67,989
United Technologies,
Sr. Unscd. Notes	3.10	6/1/22	2,100,000		2,078,378
United Technologies,
Sr. Unscd. Notes	4.88	5/1/15	1,750,000		1,863,640
United Technologies,
Sr. Unscd. Notes	5.70	4/15/40	650,000		760,798
United Technologies,
Sr. Unscd. Notes	6.70	8/1/28	50,000		64,800
Waste Management,
Gtd. Notes	6.38	3/11/15	1,600,000		1,715,634
Waste Management,
Gtd. Notes	7.00	7/15/28	150,000		187,794
					26,662,711
Information Technology—.8%
Apple,
Sr. Unscd. Notes	0.45	5/3/16	500,000	[b]	498,131
Apple,
Sr. Unscd. Notes	1.00	5/3/18	500,000		486,063
Apple,
Sr. Unscd. Notes	2.40	5/3/23	500,000		457,866
Arrow Electronics,
Sr. Unscd. Notes	3.00	3/1/18	500,000		509,843
Arrow Electronics,
Sr. Unscd. Notes	4.50	3/1/23	500,000		498,153
Ebay,
Sr. Unscd. Notes	4.00	7/15/42	700,000		609,152
Google,
Sr. Unscd. Notes	3.63	5/19/21	300,000		318,427
Hewlett-Packard,
Sr. Unscd. Notes	2.35	3/15/15	1,000,000		1,016,124
Hewlett-Packard,
Sr. Unscd. Notes	3.00	9/15/16	1,000,000		1,035,539
Hewlett-Packard,
Sr. Unscd. Notes	5.50	3/1/18	560,000		625,092

The Fund	37

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Information Technology (continued)
Hewlett-Packard,
Sr. Unscd. Notes	6.00	9/15/41	750,000		733,923
Intel,
Sr. Unscd. Notes	3.30	10/1/21	2,100,000		2,122,100
International Business Machines,
Sr. Unscd. Debs	7.00	10/30/25	225,000		295,120
International Business Machines,
Sr. Unscd. Notes	0.75	5/11/15	2,000,000		2,011,418
International Business Machines,
Sr. Unscd. Notes	5.60	11/30/39	605,000		697,196
International Business Machines,
Sr. Unscd. Notes	5.70	9/14/17	600,000		698,383
International Business Machines,
Sr. Unscd. Notes	8.38	11/1/19	300,000		402,097
Leidos Holdings,
Gtd. Notes, Ser. 1	5.95	12/1/40	700,000		696,118
Leidos Holdings,
Sr. Unscd. Notes	6.50	4/15/38	500,000		623,092
Microsoft,
Sr. Unscd. Notes	4.20	6/1/19	1,000,000		1,112,881
Microsoft,
Sr. Unscd. Notes	5.20	6/1/39	688,000		736,587
Oracle,
Sr. Unscd. Notes	5.00	7/8/19	1,200,000		1,373,755
Oracle,
Sr. Unscd. Notes	5.75	4/15/18	150,000		175,575
Seagate Technology HDD,
Gtd. Notes	6.80	10/1/16	125,000		142,187
					17,874,822
Materials—1.2%
Airgas,
Sr. Unscd. Notes	2.38	2/15/20	500,000		483,112
Alcoa,
Sr. Unscd. Notes	5.40	4/15/21	500,000	[b]	512,655
Alcoa,
Sr. Unscd. Notes	5.72	2/23/19	612,000		651,383
Avery Dennison,
Sr. Unscd. Notes	3.35	4/15/23	1,000,000		949,403
Barrick PD Australia Finance,
Gtd. Notes	5.95	10/15/39	1,300,000		1,143,084

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials (continued)
BHP Billiton Finance USA,
Gtd. Notes	6.50	4/1/19	1,700,000	2,052,675
CF Industries,
Gtd. Notes	3.45	6/1/23	500,000	477,593
CF Industries,
Gtd. Notes	4.95	6/1/43	500,000	474,615
Dow Chemical,
Sr. Unscd. Notes	8.55	5/15/19	1,700,000	2,202,826
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	2.80	2/15/23	500,000	474,817
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	4.15	2/15/43	300,000	275,168
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	5.25	12/15/16	1,900,000	2,144,152
E.I. du Pont de Nemours & Co.,
Sr. Unscd. Notes	6.00	7/15/18	560,000	663,575
Ecolab,
Sr. Unscd. Notes	5.50	12/8/41	650,000	718,546
Freeport-McMoRan Copper & Gold,
Gtd. Notes	3.10	3/15/20	1,500,000	1,449,501
Freeport-McMoRan Copper & Gold,
Sr. Unscd. Notes	5.45	3/15/43	600,000	563,185
Glencore Canada,
Gtd. Notes	5.50	6/15/17	165,000	181,291
International Paper,
Sr. Unscd. Notes	7.95	6/15/18	1,600,000	1,984,114
LYB International Finance,
Gtd. Notes	4.00	7/15/23	1,200,000	1,210,686
Newmont Mining,
Gtd. Notes	6.25	10/1/39	1,000,000	910,663
Rio Tinto Alcan,
Sr. Unscd. Debs	7.25	3/15/31	350,000	438,708
Rio Tinto Finance USA,
Gtd. Notes	5.20	11/2/40	1,000,000	1,020,297
Rio Tinto Finance USA,
Gtd. Notes	6.50	7/15/18	20,000	23,918
Teck Resources,
Gtd. Notes	6.25	7/15/41	1,300,000	1,291,176
Vale Canada,
Sr. Unscd. Bonds	7.20	9/15/32	100,000	107,068

The Fund	39

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Materials (continued)
Vale Overseas,
Gtd. Notes	4.38	1/11/22	1,200,000	1,180,222
Vale Overseas,
Gtd. Notes	6.25	1/23/17	510,000	575,642
Vale Overseas,
Gtd. Notes	6.88	11/21/36	900,000	940,509
				25,100,584
Municipal Bonds—.8%
Bay Area Toll Authority,
San Francisco Bay Area Toll Bridge
Revenue (Build America Bonds)	6.26	4/1/49	1,000,000	1,228,680
Bay Area Toll Authority,
San Francisco Bay Area
Subordinate Toll Bridge
Revenue (Build America Bonds)	6.79	4/1/30	695,000	827,175
California,
GO (Various Purpose)	3.95	11/1/15	400,000	424,896
California,
GO (Various Purpose)	7.50	4/1/34	1,000,000	1,312,790
California,
GO (Various Purpose)	7.55	4/1/39	1,600,000	2,165,632
Florida Hurricane Catastrophe Fund
Finance Corporation, Revenue	2.11	7/1/18	500,000	492,360
Illinois,
GO (Pension Funding Series)	5.10	6/1/33	3,630,000	3,290,123
Los Angeles Unified School District,
GO (Build America Bonds)	5.75	7/1/34	1,600,000	1,803,104
Metropolitan Transportation
Authority, Dedicated
Tax Funds Bonds	7.34	11/15/39	650,000	862,700
New Jersey Turnpike Authority,
Turnpike Revenue (Build
America Bonds)	7.41	1/1/40	780,000	1,041,440
New York State Dormitory
Authority, State Personal
Income Tax Revenue (General
Purpose) (Build America Bonds)	5.29	3/15/33	2,000,000	2,163,100
Port Authority of New York and
New Jersey (Consolidated Bonds,
164th Series)	5.65	11/1/40	680,000	737,834

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Municipal Bonds (continued)
University of California Regents,
General Revenue	1.80	7/1/19	480,000		470,093
					16,819,927
Telecommunications—1.6%
America Movil,
Gtd. Notes	2.38	9/8/16	1,000,000		1,029,913
America Movil,
Gtd. Notes	6.13	3/30/40	1,200,000		1,295,441
America Movil,
Gtd. Notes	6.38	3/1/35	100,000		110,353
AT&T,
Gtd. Notes	8.00	11/15/31	470,000	[a]	643,706
AT&T,
Sr. Unscd. Notes	2.50	8/15/15	2,000,000		2,058,372
AT&T,
Sr. Unscd. Notes	4.35	6/15/45	600,000		497,770
AT&T,
Sr. Unscd. Notes	5.35	9/1/40	1,500,000		1,466,201
AT&T,
Sr. Unscd. Notes	6.30	1/15/38	1,500,000		1,631,507
BellSouth,
Sr. Unscd. Bonds	6.55	6/15/34	100,000		109,055
BellSouth Telecommunications,
Sr. Unscd. Debs	6.38	6/1/28	550,000		611,356
British Telecommunications,
Sr. Unscd. Notes	5.95	1/15/18	580,000		668,383
British Telecommunications,
Sr. Unscd. Notes	9.63	12/15/30	175,000	[a]	261,739
Cellco Partnership/Verizon
Wireless Capital,
Sr. Unscd. Notes	8.50	11/15/18	850,000		1,094,843
Cisco Systems,
Sr. Unscd. Notes	4.45	1/15/20	1,000,000		1,110,119
Cisco Systems,
Sr. Unscd. Notes	5.50	2/22/16	500,000		554,942
Cisco Systems,
Sr. Unscd. Notes	5.50	1/15/40	400,000		447,162
Deutsche Telekom International
Finance, Gtd. Bonds	8.75	6/15/30	900,000	[a]	1,290,470

The Fund	41

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
GTE,
Gtd. Debs	6.94	4/15/28	100,000		117,312
Koninklijke KPN,
Sr. Unscd. Bonds	8.38	10/1/30	250,000		315,881
Motorola Solutions,
Sr. Unscd. Debs	7.50	5/15/25	1,450,000		1,769,203
Omnicom Group,
Gtd. Notes	3.63	5/1/22	500,000		489,140
Orange SA,
Sr. Unscd. Notes	8.75	3/1/31	945,000	[a]	1,305,958
Pacific-Bell Telephone,
Gtd. Debs	7.13	3/15/26	310,000		375,671
Qwest,
Sr. Unscd. Debs	6.88	9/15/33	330,000		321,750
Seagate HDD,
Gtd. Notes	4.75	6/1/23	800,000	[c]	782,000
Telecom Italia Capital,
Gtd. Notes	6.38	11/15/33	200,000		184,302
Telefonica Emisiones,
Gtd. Notes	3.19	4/27/18	1,000,000		1,015,712
Telefonica Emisiones,
Gtd. Notes	7.05	6/20/36	1,145,000		1,269,505
Verizon Communications,
Sr. Unscd. Notes	3.50	11/1/21	900,000		899,481
Verizon Communications,
Sr. Unscd. Notes	3.65	9/14/18	1,300,000		1,384,162
Verizon Communications,
Sr. Unscd. Notes	5.15	9/15/23	1,650,000		1,793,720
Verizon Communications,
Sr. Unscd. Notes	5.50	2/15/18	1,500,000		1,709,808
Verizon Communications,
Sr. Unscd. Notes	5.85	9/15/35	560,000		594,204
Verizon Communications,
Sr. Unscd. Notes	6.40	9/15/33	1,250,000		1,419,004
Verizon Communications,
Sr. Unscd. Notes	6.55	9/15/43	1,950,000		2,270,442
Verizon Communications,
Sr. Unscd. Notes	7.75	12/1/30	690,000		865,647
Vodafone Group,
Sr. Unscd. Bonds	6.15	2/27/37	250,000		280,709

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Telecommunications (continued)
Vodafone Group,
Sr. Unscd. Notes	1.50	2/19/18	500,000		491,471
Vodafone Group,
Sr. Unscd. Notes	5.63	2/27/17	555,000		626,441
Vodafone Group,
Sr. Unscd. Notes	7.88	2/15/30	125,000		162,198
					35,325,053
U.S. Government
Agencies—4.3%
Federal Farm Credit Bank,
Bonds	0.54	11/7/16	500,000		497,643
Federal Farm Credit Bank,
Bonds	0.73	8/15/16	205,000		205,014
Federal Farm Credit Bank,
Bonds	5.13	8/25/16	1,200,000		1,351,417
Federal Home Loan Bank
Bonds	0.38	6/24/16	1,500,000		1,498,764
Federal Home Loan Bank,
Bonds	0.45	12/28/15	500,000		500,004
Federal Home Loan Bank,
Bonds	1.13	6/26/17	500,000		500,390
Federal Home Loan Bank,
Bonds	1.25	2/28/18	570,000		564,554
Federal Home Loan Bank,
Bonds	2.75	3/13/15	2,800,000		2,896,704
Federal Home Loan Bank,
Bonds	4.75	12/16/16	1,000,000		1,127,674
Federal Home Loan Bank,
Bonds, Ser. 917	4.88	5/17/17	2,000,000	[b]	2,283,636
Federal Home Loan Bank,
Bonds, Ser. 1069	5.00	11/17/17	2,600,000		3,005,314
Federal Home Loan Bank,
Bonds, Ser. 656	5.38	5/18/16	320,000		359,772
Federal Home Loan Bank,
Bonds	5.50	7/15/36	480,000		576,889
Federal Home Loan Bank,
Bonds	5.63	6/11/21	1,200,000		1,448,242
Federal Home Loan Mortgage Corp.,
Notes	0.32	4/29/15	1,500,000	[d]	1,500,248

The Fund	43

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government
Agencies (continued)
Federal Home Loan Mortgage Corp.,
Notes	0.42	9/18/15	850,000	[d]	851,573
Federal Home Loan Mortgage Corp.,
Notes	0.70	10/25/16	1,150,000	[d]	1,148,415
Federal Home Loan Mortgage Corp.,
Notes	1.00	9/29/17	3,000,000	[d]	2,992,779
Federal Home Loan Mortgage Corp.,
Notes	1.03	11/28/17	500,000	[d]	492,919
Federal Home Loan Mortgage Corp.,
Notes	1.20	6/12/18	785,000	[d]	772,819
Federal Home Loan Mortgage Corp.,
Notes	2.00	8/25/16	2,000,000	[d]	2,078,378
Federal Home Loan Mortgage Corp.,
Notes	2.25	3/13/20	715,000	[d]	715,028
Federal Home Loan Mortgage Corp.,
Notes	2.38	1/13/22	2,600,000	[b,d]	2,553,543
Federal Home Loan Mortgage Corp.,
Notes	2.88	2/9/15	5,500,000	[b,d]	5,685,713
Federal Home Loan Mortgage Corp.,
Notes	3.06	6/14/28	135,000	[d]	123,702
Federal Home Loan Mortgage Corp.,
Notes	3.75	3/27/19	1,600,000	[d]	1,775,710
Federal Home Loan Mortgage Corp.,
Notes	4.38	7/17/15	1,985,000	[d]	2,124,331
Federal Home Loan Mortgage Corp.,
Notes	4.50	10/1/40	6,009,091	[d]	6,426,684
Federal Home Loan Mortgage Corp.,
Notes	4.88	6/13/18	1,250,000	[b,d]	1,447,540
Federal Home Loan Mortgage Corp.,
Notes	5.00	2/16/17	825,000	[d]	938,164
Federal Home Loan Mortgage Corp.,
Notes	5.13	10/18/16	750,000	[b,d]	849,137
Federal Home Loan Mortgage Corp.,
Notes	5.13	11/17/17	650,000	[b,d]	753,644
Federal Home Loan Mortgage Corp.,
Notes	5.25	4/18/16	2,100,000	[d]	2,344,843
Federal Home Loan Mortgage Corp.,
Notes	6.25	7/15/32	1,000,000	[d]	1,307,295

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government
Agencies (continued)
Federal Home Loan Mortgage Corp.,
Bonds	6.75	9/15/29	400,000	[b,d]	544,471
Federal National Mortgage
Association, Notes	0.00	6/1/17	2,400,000	[d,e]	2,295,919
Federal National Mortgage
Association, Notes	0.38	12/21/15	2,500,000	[b,d]	2,499,388
Federal National Mortgage
Association, Notes	0.50	10/22/15	500,000	[d]	500,886
Federal National Mortgage
Association, Notes	0.50	11/27/15	1,800,000	[d]	1,800,482
Federal National Mortgage
Association, Notes	0.50	3/28/16	500,000	[d]	500,053
Federal National Mortgage
Association, Notes	0.52	2/26/16	750,000	[d]	750,429
Federal National Mortgage
Association, Notes	0.52	5/27/16	1,250,000	[d]	1,249,166
Federal National Mortgage
Association, Notes	0.55	2/27/15	1,000,000	[d]	1,001,395
Federal National Mortgage
Association, Notes	0.57	4/18/16	1,000,000	[d]	999,822
Federal National Mortgage
Association, Notes	0.88	2/8/18	3,000,000	[b,d]	2,955,945
Federal National Mortgage
Association, Notes	1.00	12/28/17	750,000	[d]	740,104
Federal National Mortgage
Association, Notes	1.00	2/15/18	700,000	[d]	687,832
Federal National Mortgage
Association, Notes, Ser. 1	1.00	4/30/18	1,000,000	[d]	981,037
Federal National Mortgage
Association, Notes	1.05	8/26/16	250,000	[d]	250,587
Federal National Mortgage
Association, Notes	1.13	3/28/18	415,000	[d]	409,163
Federal National Mortgage
Association, Notes	1.25	1/30/17	2,000,000	[d]	2,033,314
Federal National Mortgage
Association, Notes	1.63	10/26/15	2,700,000	[d]	2,768,510
Federal National Mortgage
Association, Notes	2.63	11/20/14	4,800,000	[b,d]	4,926,221

The Fund	45

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government
Agencies (continued)
Federal National Mortgage
Association, Notes	4.38	10/15/15	850,000	[d]	916,860
Federal National Mortgage
Association, Notes	5.00	4/15/15	200,000	[d]	213,834
Federal National Mortgage
Association, Notes	5.00	3/15/16	1,240,000	[d]	1,372,155
Federal National Mortgage
Association, Notes	5.00	5/11/17	1,200,000	[d]	1,370,494
Federal National Mortgage
Association, Notes	5.25	9/15/16	1,225,000	[d]	1,388,088
Federal National Mortgage
Association, Notes	6.00	4/18/36	1,300,000	[d]	1,439,391
Federal National Mortgage
Association, Bonds	6.25	5/15/29	1,340,000	[d]	1,730,550
Financing (FICO),
Scd. Bonds	8.60	9/26/19	40,000		54,295
Financing (FICO),
Scd. Bonds, Ser. E	9.65	11/2/18	510,000		704,938
Tennessee Valley Authority,
Bonds	5.88	4/1/36	650,000		783,358
Tennessee Valley Authority,
Bonds	6.15	1/15/38	165,000		207,238
Tennessee Valley Authority,
Notes	5.25	9/15/39	1,200,000		1,325,573
					93,099,980
U.S. Government Agencies/
Mortgage-Backed—31.9%
Federal Home Loan Mortgage Corp.:
2.50%			5,800,000	[d,f]	5,833,063
3.00%			5,100,000	[d,f]	5,002,547
5.00%			1,500,000	[d,f]	1,588,643
2.14%, 8/1/43			1,494,896	[a,d]	1,511,121
2.46%, 10/1/43			599,453	[a,d]	612,612
2.50%, 10/1/27—10/1/28			9,179,069	[d]	9,300,241
3.00%, 12/1/25—8/1/43			34,603,168	[d]	34,794,361
3.50%, 6/1/19—8/1/42			31,365,195	[d]	32,364,329
4.00%, 11/1/14—1/1/42			22,944,946	[d]	24,159,843
4.50%, 2/1/18—4/1/41			24,991,563	[d]	26,678,872
5.00%, 12/1/17—1/1/40			19,680,105	[d]	21,222,635

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Federal Home Loan Mortgage Corp. (continued):
5.50%, 8/1/16—1/1/40	15,236,686	[d]	16,532,266
6.00%, 12/1/13—7/1/39	6,873,236	[d]	7,513,766
6.50%, 3/1/14—3/1/39	3,849,788	[d]	4,264,012
7.00%, 9/1/15—7/1/37	204,202	[d]	231,000
7.50%, 8/1/16—11/1/33	65,911	[d]	75,909
8.00%, 2/1/17—10/1/31	48,880	[d]	56,471
8.50%, 10/1/18—6/1/30	1,646	[d]	1,880
Federal National Mortgage Association:
2.50%	15,100,000	[d,f]	15,108,063
3.00%	19,500,000	[d,f]	19,309,361
3.50%	8,600,000	[d,f]	8,821,281
4.00%	1,000,000	[d,f]	1,050,625
4.50%	1,400,000	[d,f]	1,499,094
5.50%	500,000	[d,f]	545,703
2.50%, 7/1/27—7/1/33	8,439,867	[d]	8,536,163
3.00%, 10/1/26—8/1/43	40,655,998	[d]	40,863,235
3.05%, 12/1/41	699,637	[a,d]	732,170
3.50%, 1/20/25—9/1/43	46,719,029	[d]	48,333,936
4.00%, 9/1/18—2/1/42	52,377,910	[d]	55,461,505
4.50%, 4/1/18—11/1/40	38,702,701	[d]	41,482,405
5.00%, 11/1/17—6/1/40	28,242,279	[d]	30,687,728
5.50%, 2/1/14—12/1/38	18,032,228	[d]	19,681,030
6.00%, 3/1/14—11/1/38	10,291,440	[d]	11,289,969
6.50%, 10/1/14—9/1/38	2,765,970	[d]	3,065,283
7.00%, 3/1/14—3/1/38	566,500	[d]	624,413
7.50%, 8/1/15—6/1/31	95,157	[d]	108,390
8.00%, 6/1/15—8/1/30	23,194	[d]	26,733
8.50%, 9/1/15—7/1/30	8,787	[d]	9,178
9.00%, 10/1/30	2,117	[d]	2,255
Government National Mortgage Association I:
3.00%	22,300,000	[f]	22,249,454
3.50%	22,400,000	[f]	23,272,844
4.00%	8,400,000	[f]	8,957,484
4.50%	8,000,000	[f]	8,668,750
2.00%, 10/20/42—6/20/43	2,448,749		2,513,950
2.50%, 2/15/28—1/20/43	2,550,798		2,600,027
3.00%, 7/20/42	1,347,112	[a]	1,410,043
3.50%, 3/20/41—2/15/42	17,395,703		18,127,428
4.00%, 2/15/41—3/15/41	16,876,814		18,108,441
4.50%, 1/15/19—2/15/41	19,914,485		21,544,325
5.00%, 1/15/17—4/15/40	18,600,322		20,334,749

The Fund	47

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/Mortgage-Backed (continued)
Government National Mortgage Association I (continued):
5.50%, 9/15/20—11/15/38	6,296,194		6,904,478
6.00%, 1/15/14—4/15/39	6,217,672		6,893,005
6.50%, 2/15/24—2/15/39	1,333,331		1,504,463
7.00%, 2/15/22—8/15/32	129,416		145,558
7.50%, 10/15/14—11/15/30	83,307		94,384
8.00%, 2/15/17—3/15/32	22,705		27,142
8.25%, 6/15/27	2,054		2,214
8.50%, 10/15/26	10,166		11,861
9.00%, 2/15/22—2/15/23	9,450		9,711
Government National Mortgage Association II:
2.50%, 5/20/43—9/20/43	1,000,000		946,171
3.00%, 11/20/27—8/20/43	12,568,702		12,713,990
3.50%, 5/20/34—4/20/43	3,881,634		4,039,595
4.50%, 7/20/41—6/20/43	3,205,116		3,482,714
5.50%, 7/20/38—11/20/42	850,647		933,971
6.50%, 2/20/28	1,029		1,206
8.50%, 7/20/25	928		1,078
Federal Home Loan Mortgage Corp.:
2.18%, 2/1/35	406,660	[a,d]	428,039
2.25%, 6/1/35	5,232	[a,d]	5,549
2.25%, 8/1/37	77,572	[a,d]	82,965
2.38%, 4/1/36	152,666	[a,d]	160,066
2.40%, 6/1/36	8,325	[a,d]	8,363
2.43%, 2/1/34	210,048	[a,d]	221,910
2.51%, 3/1/37	104,057	[a,d]	111,015
2.55%, 12/1/34	33,720	[a,d]	35,844
2.63%, 4/1/33	13,080	[a,d]	13,918
2.72%, 3/1/36	7,773	[a,d]	8,325
2.74%, 12/1/34	17,787	[a,d]	18,885
2.89%, 8/1/35	149,058	[a,d]	157,725
4.69%, 6/1/34	6,220	[a,d]	6,657
5.19%, 8/1/34	4,241	[a,d]	4,490
5.24%, 11/1/33	4,625	[a,d]	4,790
Federal National Mortgage Association:
2.19%, 12/1/35	7,381	[a,d]	7,741
2.25%, 6/1/34	197,954	[a,d]	210,343
2.25%, 11/1/36	142,301	[a,d]	149,910
2.32%, 12/1/36	26,931	[a,d]	27,363
2.34%, 2/1/37	3,866	[a,d]	4,102
2.39%, 5/1/33	6,456	[a,d]	6,603

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Agencies/
Mortgage-Backed (continued)
Federal National Mortgage Association (continued):
2.39%, 9/1/33	6,927	[a,d]	7,272
2.40%, 11/1/32	12,253	[a,d]	12,986
2.41%, 10/1/34	17,063	[a,d]	18,010
2.41%, 1/1/35	207,515	[a,d]	222,067
2.44%, 11/1/36	32,231	[a,d]	33,865
2.50%, 8/1/35	66,410	[a,d]	70,541
2.52%, 3/1/34	209,418	[a,d]	223,420
2.56%, 9/1/33	20,973	[a,d]	22,237
2.58%, 6/1/34	57,578	[a,d]	61,598
2.61%, 3/1/37	55,983	[a,d]	59,745
2.65%, 9/1/35	360,972	[a,d]	385,064
2.65%, 2/1/37	129,687	[a,d]	138,717
4.96%, 1/1/35	9,840	[a,d]	10,389
5.21%, 6/1/35	20,766	[a,d]	22,340
5.23%, 11/1/35	3,615	[a,d]	3,893
			687,447,874
U.S. Government Securities—35.5%
U.S. Treasury Bonds:
2.75%, 8/15/42	3,200,000	[b]	2,684,499
2.75%, 11/15/42	7,377,000	[b]	6,177,662
2.88%, 5/15/43	9,000,000	[b]	7,723,125
3.00%, 5/15/42	3,500,000	[b]	2,999,234
3.13%, 11/15/41	7,750,000		7,071,875
3.13%, 2/15/42	8,020,000	[b]	7,306,348
3.13%, 2/15/43	8,850,000	[b]	8,016,852
3.63%, 8/15/43	2,085,000	[b]	2,082,719
3.75%, 8/15/41	4,915,000	[b]	5,025,429
4.25%, 5/15/39	1,000,000		1,123,125
4.38%, 11/15/39	4,000,000		4,580,000
4.38%, 5/15/40	29,000	[b]	33,191
4.38%, 5/15/41	4,800,000		5,488,123
4.50%, 2/15/36	670,000		782,225
4.75%, 2/15/41	1,528,000	[b]	1,851,507
6.00%, 2/15/26	470,000		625,284
6.13%, 11/15/27	6,644,000		9,029,090
6.25%, 8/15/23	314,000	[b]	417,767
6.50%, 11/15/26	1,200,000		1,671,563
6.63%, 2/15/27	800,000		1,127,438
6.88%, 8/15/25	300,000		425,086

The Fund	49

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Bonds (continued):
7.13%, 2/15/23	1,690,000		2,361,048
7.25%, 8/15/22	1,000,000		1,397,891
7.88%, 2/15/21	585,000		822,131
8.00%, 11/15/21	3,770,000		5,412,894
8.13%, 5/15/21	1,500,000		2,145,645
8.75%, 5/15/17	2,395,000		3,059,986
8.75%, 5/15/20	2,000,000		2,873,124
8.88%, 8/15/17	2,725,000		3,537,709
9.00%, 11/15/18	660,000		908,996
U.S. Treasury Notes:
0.25%, 12/15/14	26,760,000	[b]	26,789,275
0.25%, 5/15/15	4,610,000		4,611,803
0.25%, 7/15/15	7,440,000	[b]	7,439,130
0.25%, 8/15/15	6,900,000	[b]	6,897,978
0.25%, 9/15/15	7,944,000		7,938,106
0.25%, 10/15/15	6,400,000		6,393,747
0.25%, 10/31/15	4,000,000		3,995,468
0.25%, 12/15/15	8,500,000		8,485,057
0.25%, 4/15/16	8,125,000		8,091,038
0.25%, 5/15/16	7,945,000		7,907,754
0.38%, 11/15/14	2,000,000		2,004,804
0.38%, 4/15/15	7,604,000	[b]	7,622,120
0.38%, 6/15/15	8,000,000		8,017,184
0.38%, 8/31/15	4,435,000	[b]	4,442,970
0.38%, 11/15/15	7,900,000		7,908,335
0.38%, 1/15/16	7,160,000	[b]	7,162,800
0.38%, 2/15/16	7,840,000		7,839,083
0.38%, 3/15/16	6,770,000		6,766,033
0.50%, 6/15/16	7,985,000		7,991,548
0.50%, 7/31/17	4,990,000		4,918,853
0.63%, 7/15/16	7,740,000		7,766,301
0.63%, 8/15/16	4,175,000		4,186,577
0.63%, 10/15/16	3,800,000		3,806,384
0.63%, 8/31/17	3,700,000		3,658,808
0.63%, 9/30/17	7,800,000	[b]	7,703,717
0.63%, 11/30/17	40,000		39,377
0.63%, 4/30/18	8,694,000	[b]	8,494,308
0.75%, 6/30/17	7,387,000		7,360,163

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
0.75%, 10/31/17	7,220,000		7,154,284
0.75%, 12/31/17	100,000		98,797
0.75%, 2/28/18	7,320,000		7,212,484
0.75%, 3/31/18	7,300,000		7,179,097
0.88%, 1/31/18	776,000		769,483
1.00%, 8/31/16	3,600,000		3,645,702
1.00%, 9/30/16	7,801,000	[b]	7,898,512
1.00%, 10/31/16	986,000		997,824
1.00%, 3/31/17	7,000,000 [b]		7,057,421
1.00%, 5/31/18	8,400,000		8,333,388
1.00%, 8/31/19	400,000	[b]	386,438
1.00%, 9/30/19	5,000,000		4,822,655
1.00%, 11/30/19	7,300,000	[b]	7,012,563
1.13%, 3/31/20	5,000,000		4,794,530
1.13%, 4/30/20	5,000,000		4,783,985
1.25%, 8/31/15	8,017,000	[b]	8,159,334
1.25%, 9/30/15	9,000,000		9,164,529
1.25%, 10/31/15	7,856,000	[b]	8,002,687
1.25%, 10/31/18	4,430,000		4,415,292
1.25%, 1/31/19	5,295,000		5,257,771
1.38%, 11/30/15	5,820,000	[b]	5,946,405
1.38%, 6/30/18	7,415,000	[b]	7,469,745
1.38%, 7/31/18	7,210,000		7,257,600
1.38%, 9/30/18	10,070,000	[b]	10,110,512
1.38%, 11/30/18	4,341,000	[b]	4,350,155
1.38%, 12/31/18	6,100,000	[b]	6,104,764
1.38%, 2/28/19	500,000		498,828
1.50%, 8/31/18	10,405,000	[b]	10,523,274
1.63%, 11/15/22	5,690,000	[b]	5,313,038
1.75%, 5/31/16	3,500,000		3,615,801
1.75%, 10/31/18	5,400,000		5,517,493
1.75%, 10/31/20	3,600,000		3,551,062
1.75%, 5/15/22	4,299,000	[b]	4,105,545
1.75%, 5/15/23	12,571,000	[b]	11,742,596
1.88%, 8/31/17	4,180,000		4,329,239
1.88%, 9/30/17	5,570,000	[b]	5,765,384
2.00%, 1/31/16	6,825,000		7,075,341
2.00%, 4/30/16	8,625,000		8,960,228

The Fund	51

STATEMENT OF INVESTMENTS (continued)

	Principal
Bonds and Notes (continued)	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
2.00%, 9/30/20	3,700,000	[b]	3,718,211
2.00%, 11/15/21	2,430,000	[b]	2,392,410
2.00%, 2/15/22	6,920,000		6,779,711
2.00%, 2/15/23	13,210,000	[b]	12,686,765
2.13%, 11/30/14	2,690,000		2,747,109
2.13%, 5/31/15	7,494,000		7,716,482
2.13%, 2/29/16	3,000,000		3,121,992
2.13%, 8/31/20	3,780,000		3,835,521
2.13%, 8/15/21	10,605,000		10,590,089
2.25%, 1/31/15	21,391,000	[b]	21,944,150
2.25%, 3/31/16	60,000		62,679
2.38%, 2/28/15	1,260,000		1,296,225
2.38%, 3/31/16	1,753,000		1,835,994
2.50%, 3/31/15	5,423,000		5,597,556
2.50%, 4/30/15	8,650,000	[b]	8,944,982
2.50%, 6/30/17	6,520,000		6,905,599
2.50%, 8/15/23	5,573,000	[b]	5,552,971
2.63%, 12/31/14	19,400,000	[b]	19,952,822
2.63%, 8/15/20	8,270,000	[b]	8,677,364
2.63%, 11/15/20	7,011,000		7,333,345
2.75%, 5/31/17	8,430,000	[b]	9,004,951
3.00%, 8/31/16	2,700,000		2,886,257
3.00%, 9/30/16	4,560,000	[b]	4,879,556
3.00%, 2/28/17	1,500,000		1,611,562
3.13%, 10/31/16	5,000,000	[b]	5,374,220
3.13%, 1/31/17	1,800,000		1,939,781
3.13%, 4/30/17	2,830,000		3,057,727
3.13%, 5/15/21	9,750,000		10,481,630
3.25%, 5/31/16	1,083,000		1,161,094
3.25%, 6/30/16	4,600,000		4,938,174
3.25%, 7/31/16	5,100,000	[b]	5,482,898
3.25%, 12/31/16	4,700,000	[b]	5,079,671
3.25%, 3/31/17	3,000,000		3,251,718
3.50%, 5/15/20	9,120,000	[b]	10,103,610
3.63%, 2/15/20	6,200,000	[b]	6,920,025
3.63%, 2/15/21	6,680,000		7,428,628
4.00%, 2/15/15	12,200,000	[b]	12,796,653
4.13%, 5/15/15	1,065,000		1,128,609
4.25%, 8/15/15	1,305,000	[b]	1,397,727

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
U.S. Government Securities (continued)
U.S. Treasury Notes (continued):
4.50%, 11/15/15			220,000	[b]	238,734
4.50%, 2/15/16			425,000		465,109
4.50%, 5/15/17			1,800,000		2,031,750
4.63%, 11/15/16			2,000,000		2,240,704
4.63%, 2/15/17			2,252,000		2,537,547
4.75%, 8/15/17			2,387,000	[b]	2,731,623
4.88%, 8/15/16			90,000		100,877
					765,346,885
Utilities—1.7%
AEP Texas Central Transition
Funding, Sr. Scd. Bonds,
Ser. A-4	5.17	1/1/20	250,000		279,394
Commonwealth Edison,
First Mortgage Bonds	5.90	3/15/36	971,000		1,139,885
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 05-A	5.30	3/1/35	175,000		191,741
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 08-A	5.85	4/1/18	600,000		705,362
Consolidated Edison of New York,
Sr. Unscd. Debs., Ser. 06-B	6.20	6/15/36	200,000		240,193
Consumers Energy,
First Mortgage Bonds, Ser. P	5.50	8/15/16	200,000		224,175
Dominion Resources,
Sr. Unscd. Notes, Ser. C	5.15	7/15/15	2,075,000		2,224,682
Dominion Resources,
Sr. Unscd. Notes, Ser. E	6.30	3/15/33	100,000		117,772
Duke Energy Carolinas,
First Mortgage Bonds	4.00	9/30/42	500,000		464,264
Duke Energy Carolinas,
First Mortgage Bonds	5.30	2/15/40	1,700,000		1,907,891
Duke Energy Florida
First Mortgage Bonds	6.40	6/15/38	1,000,000		1,256,371
Florida Power & Light,
First Mortgage Bonds	5.63	4/1/34	1,100,000		1,273,501
Georgia Power,
Sr. Unscd. Note	4.30	3/15/42	1,300,000		1,197,665

The Fund	53

STATEMENT OF INVESTMENTS (continued)

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)	Value ($)
Utilities (continued)
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HH	8.50	12/1/29	1,200,000	1,784,380
Hydro-Quebec,
Gov’t Gtd. Debs., Ser. HK	9.38	4/15/30	20,000	30,722
Indiana Michigan Power,
Sr. Unscd. Notes	6.05	3/15/37	800,000	896,976
MidAmerican Energy Holdings,
Sr. Unscd. Bonds	6.13	4/1/36	500,000	568,581
Nevada Power,
Mortgage Notes	7.13	3/15/19	2,300,000	2,862,424
NiSource Finance,
Gtd. Notes	6.40	3/15/18	1,700,000	1,984,823
Oncor Electric Delivery,
Sr. Scd. Debs	7.00	9/1/22	170,000	209,174
Oncor Electric Delivery,
Sr. Scd. Notes	7.00	5/1/32	250,000	308,099
Pacific Gas & Electric,
Sr. Unscd. Bonds	6.05	3/1/34	465,000	525,456
Pacific Gas & Electric,
Sr. Unscd. Notes	6.25	3/1/39	750,000	872,841
Pacificorp,
First Mortgage Bonds	5.75	4/1/37	1,035,000	1,202,612
Peco Energy,
First Mortgage Bonds	4.80	10/15/43	500,000	521,023
PPL Capital Funding,
Gtd. Notes	3.40	6/1/23	400,000	378,362
PPL Capital Funding,
Gtd. Notes	4.70	6/1/43	400,000	362,065
PPL Electric Utilities,
First Mortgage Bonds	4.75	7/15/43	1,000,000	1,033,785
Progress Energy,
Sr. Unscd. Notes	7.75	3/1/31	480,000	623,721
Public Service Colorado,
First Mortgage Bonds	3.20	11/15/20	1,500,000	1,545,933
Public Service Electric & Gas,
Sr. Scd. Notes, Ser. D	5.25	7/1/35	230,000	255,691

	Coupon	Maturity	Principal
Bonds and Notes (continued)	Rate (%)	Date	Amount ($)		Value ($)
Utilities (continued)
San Diego Gas & Electric,
First Mortgage Bonds	3.60	9/1/23	400,000		412,080
South Carolina Electric & Gas,
First Mortgage Bonds	6.63	2/1/32	200,000		244,251
Southern California Edison,
First Mortgage Bonds	3.88	6/1/21	1,400,000		1,500,220
Southern California Edison,
First Mortgage Notes, Ser. 08-A	5.95	2/1/38	70,000		83,816
Southern California Edison,
Sr. Unscd. Notes	6.65	4/1/29	450,000		551,486
Southern California Gas,
First Mortgage Bonds, Ser. HH	5.45	4/15/18	100,000		115,448
Southern Power,
Sr. Unscd. Notes, Ser. D	4.88	7/15/15	2,000,000		2,134,338
SouthWestern Electric Power,
Sr. Unscd. Notes, Ser. F	5.88	3/1/18	150,000		170,507
Union Electric,
Sr. Scd. Notes	6.40	6/15/17	1,500,000		1,748,980
Virginia Electric & Power,
Sr. Unscd. Notes	1.20	1/15/18	1,000,000		981,991
Virginia Electric & Power,
Sr. Unscd. Notes	4.00	1/15/43	500,000		457,200
Virginia Electric & Power,
Sr. Unscd. Notes, Ser. A	5.40	1/15/16	500,000		549,336
Xcel Energy,
Sr. Unscd. Notes	6.50	7/1/36	630,000		762,917
					36,902,134
Total Bonds and Notes
(cost $2,135,950,689)					2,191,035,462

Other Investment—3.2%			Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $68,659,201)			68,659,201	[g]	68,659,201

The Fund	55

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $9,749,007)	9,749,007 [g]	9,749,007

Total Investments (cost $2,214,358,897)	105.4%	2,269,443,670
Liabilities, Less Cash and Receivables	(5.4%)	(115,384,770)
Net Assets	100.0%	2,154,058,900

GO—General Obligation
REIT—Real Estate Investment Trust

a Variable rate security—interest rate subject to periodic change.
b Security, or portion thereof, on loan.At October 31, 2013, the value of the fund’s securities on loan was
$339,043,237 and the value of the collateral held by the fund was $362,189,268, consisting of cash collateral of
$9,749,007 and U.S. Government and Agency securities valued at $352,440,261.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities were valued at $1,570,642 or 0.1% of net assets.
d The Federal Housing Finance Agency (“FHFA”) placed Federal Home Loan Mortgage Corporation and Federal
National Mortgage Association into conservatorship with FHFA as the conservator.As such, the FHFA oversees the continuing affairs of these companies.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f This security is traded on a To-Be-Announed (“TBA”) basis. (See Note 4).
g Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
U.S. Government & Agencies	71.7	Commercial Mortgage-Backed	1.7
Corporate Bonds	22.5	Municipal Bonds	.8
Foreign/Governmental	4.6	Asset-Backed	.4
Money Market Investments	3.7		105.4

† Based on net assets.
See notes to financial statements.

TBA SALE COMMITMENTS
October 31, 2013

	Principal
	Amount ($)	Value ($)
Federal Home Loan Mortgage Corp.
3%, 11/1/2043	4,100,000	4,247,344
3.5% 11/1/2043	2,100,000	2,198,191
4%, 11/1/2043	700,000	734,781
4.5% 11/1/2043	7,000,000	7,475,781
5%, 11/1/2043	2,800,000	2,996,559
5.5% 11/1/2043	5,000,000	5,415,627
Total Federal Home Loan Mortgage Corp.	21,700,000	23,068,283
Federal National Mortgage Association
3.5% 11/1/2043	500,000	527,969
4%, 11/1/2043	8,500,000	9,020,625
4.5% 11/1/2043	2,850,000	3,027,680
5%, 11/1/2043	4,100,000	4,458,751
Total Federal National Mortgage Association	15,950,000	17,035,025
Government National Mortgage Association
3.5% 11/1/2043	5,300,000	5,494,609
4%, 11/1/2043	2,500,000	2,658,984
4.5% 11/1/2043	3,400,000	3,665,094
5%, 11/1/2043	1,000,000	1,088,633
5.5% 11/1/2043	1,500,000	1,638,633
Total Government
National Mortgage Association	13,700,000	14,545,953
Total TBA Sale Commitments
(proceeds $54,331,300)		54,649,261

See notes to financial statements.

The Fund	57

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $339,043,237)—Note 1(b):
Unaffiliated issuers	2,135,950,689	2,191,035,462
Affiliated issuers	78,408,208	78,408,208
Cash		3,189,282
Receivable for TBA sale commitments		54,331,300
Receivable for investment securities sold		37,102,841
Dividends, interest and securities lending income receivable		13,802,963
Receivable for shares of Capital Stock subscribed		2,360,963
		2,380,231,019
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		453,007
Payable for investment securities purchased		87,614,853
Payable for open mortgage dollar roll transactions—Note 4		70,173,385
TBA sales commitment, at value (proceeds
$54,331,300)—see TBA Sales Commitments—Note 4		54,649,261
Liability for securities on loan—Note 1(b)		9,749,007
Payable for shares of Capital Stock redeemed		3,506,678
Accrued expenses		25,928
		226,172,119
Net Assets ($)		2,154,058,900
Composition of Net Assets ($):
Paid-in capital		2,070,353,452
Accumulated undistributed investment income—net		2,011,773
Accumulated net realized gain (loss) on investments		26,926,863
Accumulated net unrealized appreciation
(depreciation) on investments		54,766,812
Net Assets ($)		2,154,058,900

Net Asset Value Per Share
	Investor Shares	BASIC Shares
Net Assets ($)	904,778,723	1,249,280,177
Shares Outstanding	85,227,768	117,611,445
Net Asset Value Per Share ($)	10.62	10.62

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Interest	59,946,786
Income from securities lending—Note 1(b)	299,351
Dividends;
Affliated issuers	43,300
Total Income	60,289,437
Expenses:
Management fee—Note 3(a)	3,413,935
Distribution Plan fees (Investor Shares)—Note 3(b)	2,466,349
Directors’ fees—Note 3(a)	169,566
Loan commitment fees—Note 2	21,212
Total Expenses	6,071,062
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(169,566)
Net Expenses	5,901,496
Investment Income—Net	54,387,941
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	36,177,404
Net unrealized appreciation (depreciation) on investments	(128,007,187)
Net Realized and Unrealized Gain (Loss) on Investments	(91,829,783)
Net (Decrease) in Net Assets Resulting from Operations	(37,441,842)

See notes to financial statements.

The Fund	59

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	54,387,941	68,119,403
Net realized gain (loss) on investments	36,177,404	18,314,159
Net unrealized appreciation
(depreciation) on investments	(128,007,187)	28,436,071
Net Increase (Decrease) in Net Assets
Resulting from Operations	(37,441,842)	114,869,633
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(25,808,556)	(29,767,411)
BASIC Shares	(36,949,929)	(46,556,696)
Net realized gain on investments:
Investor Shares	(2,369,554)	—
BASIC Shares	(3,192,239)	—
Total Dividends	(68,320,278)	(76,324,107)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	331,081,540	406,277,765
BASIC Shares	428,646,545	521,655,197
Dividends reinvested:
Investor Shares	27,685,258	28,975,057
BASIC Shares	35,691,797	40,627,309
Cost of shares redeemed:
Investor Shares	(440,721,801)	(315,021,065)
BASIC Shares	(641,338,922)	(525,623,352)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(258,955,583)	156,890,911
Total Increase (Decrease) in Net Assets	(364,717,703)	195,436,437
Net Assets ($):
Beginning of Period	2,518,776,603	2,323,340,166
End of Period	2,154,058,900	2,518,776,603
Undistributed investment income—net	2,011,773	1,319,339

	Year Ended October 31,
	2013	2012
Capital Share Transactions:
Investor Shares
Shares sold	30,599,851	36,914,957
Shares issued for dividends reinvested	2,559,322	2,623,519
Shares redeemed	(40,873,438)	(28,588,573)
Net Increase (Decrease) in Shares Outstanding	(7,714,265)	10,949,903
BASIC Shares
Shares sold	39,632,326	47,337,409
Shares issued for dividends reinvested	3,298,055	3,679,850
Shares redeemed	(59,009,178)	(47,803,019)
Net Increase (Decrease) in Shares Outstanding	(16,078,797)	3,214,240

See notes to financial statements.

The Fund	61

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Investor Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	11.11	10.93	10.80	10.42	9.62
Investment Operations:
Investment income—net[a]	.24	.30	.34	.35	.39
Net realized and unrealized
gain (loss) on investments	(.42)	.21	.14	.39	.81
Total from Investment Operations	(.18)	.51	.48	.74	1.20
Distributions:
Dividends from
investment income—net	(.28)	(.33)	(.35)	(.36)	(.40)
Dividends from net realized
gain on investments	(.03)	—	—	—	—
Total Distributions	(.31)	(.33)	(.35)	(.36)	(.40)
Net asset value, end of period	10.62	11.11	10.93	10.80	10.42
Total Return (%)	(1.66)	4.75	4.58	7.28	12.70
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.41	.41	.40	.41	.41
Ratio of net expenses
to average net assets	.40	.40	.40	.40	.40
Ratio of net investment income
to average net assets	2.25	2.67	3.24	3.27	3.81
Portfolio Turnover Rate	94.21 [b]	30.42	30.02	32.15	24.78
Net Assets, end of period
($ x 1,000)	904,779	1,032,597	896,293	996,131	899,701

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period October 31, 2013 was 67.47%.

See notes to financial statements.

			Year Ended October 31,
BASIC Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	11.12	10.94	10.80	10.42	9.62
Investment Operations:
Investment income—net[a]	.27	.32	.36	.37	.41
Net realized and unrealized
gain (loss) on investments	(.43)	.22	.16	.40	.82
Total from Investment Operations	(.16)	.54	.52	.77	1.23
Distributions:
Dividends from
investment income—net	(.31)	(.36)	(.38)	(.39)	(.43)
Dividends from net realized
gain on investments	(.03)	—	—	—	—
Total Distributions	(.34)	(.36)	(.38)	(.39)	(.43)
Net asset value, end of period	10.62	11.12	10.94	10.80	10.42
Total Return (%)	(1.50)	5.01	4.94	7.55	12.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.16	.16	.15	.16	.16
Ratio of net expenses
to average net assets	.15	.15	.15	.15	.15
Ratio of net investment income
to average net assets	2.50	2.92	3.31	3.52	4.05
Portfolio Turnover Rate	94.21 [b]	30.42	30.02	32.15	24.78
Net Assets, end of period
($ x 1,000)	1,249,280	1,486,179	1,427,047	1,249,324	932,049

a Based on average shares outstanding at each month end.
b The portfolio turnover rate excluding mortgage dollar roll transactions for the period October 31, 2013 was 64.47%.

See notes to financial statements.

The Fund	63

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Bond Market Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective seeks to match the total return of the Barclays U.S.Aggregate Index.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and BASIC. Investor shares and BASIC shares are offered to any investor. Differences between the two classes include the services offered to and the expenses borne by each class, as well as their minimum purchase and account balance requirements. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	65

NOTES TO FINANCIAL STATEMENTS (continued)

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	—	9,049,053	—	9,049,053
Commercial
Mortgage-Backed	—	35,618,761	—	35,618,761
Corporate Bonds†	—	485,297,820	—	485,297,820
Foreign Government	—	98,355,162	—	98,355,162
Municipal Bonds	—	16,819,927	—	16,819,927
Mutual Funds	78,408,208	—	—	78,408,208
U.S. Government
Agencies/
Mortgage-Backed	—	780,547,854	—	780,547,854
U.S. Treasury	—	765,346,885	—	765,346,885
Other Financial
Instruments:
TBA Sales Commitments	—	(54,649,261)	—	(54,649,261)
† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

The Fund	67

NOTES TO FINANCIAL STATEMENTS (continued)

and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2013, The Bank of New York Mellon earned $87,807 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	42,790,597	688,598,281	662,729,677	68,659,201	3.2
Dreyfus
Institutional
Cash
Advantage
Fund	7,465,277	85,779,610	83,495,880	9,749,007.5
Total	50,255,874	774,377,891	746,225,557	78,408,208	3.7

(d) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal pay-

ments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment.They may also decline because of factors that affect a particular industry.

(e) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The Fund	69

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,011,773, undistributed capital gains $27,523,984 and unrealized appreciation $54,169,691.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $62,758,485 and $76,324,107, and long-term capital gains $5,561,793 and $0, respectively.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses on mortgage backed securities, amortization of premiums and consent fees, the fund increased accumulated undistributed investment income-net by $9,062,978 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative,

custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .15% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $169,566.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities primarily intended to result in the sale of Investor shares. The BASIC shares bear no Distribution Plan fee. During the period ended October 31, 2013, Investor shares were charged $2,466,349 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $274,175 and Distribution Plan fees $193,576, which are offset against an expense reimbursement currently in effect in the amount of $14,744.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	71

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended October 31, 2013, amounted to $2,150,684,038 and $2,342,390,805, respectively, of which $607,456,023 in purchases and $608,755,043 in sales were from mortgage dollar transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date.The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold.The fund accounts for mortgage dollar rolls as purchases and sales transactions.

To-Be-Announced (“TBA”) Securities: During the period ended October 31, 2013, the fund transacted in TBA securities that involved buying or selling mortgage-backed securities on a forward commitment basis. A TBA transaction typically does not designate the actual security to be delivered and only includes an approximate principal amount; however delivered securities must meet specified terms defined by industry guidelines, including issuer, rate and current principal amount outstanding on underling mortgage pools. TBA securities subject to a forward commitment to sell at period end are included at the end of the fund’s Statement of Investments under the caption “TBA Sale Commitments.” The proceeds and value of these commitments are reflected in the fund’s Statement of Assets and Liabilities as Receivable for TBA sale commitments and TBA sale commitments, at value, respectively.

At October 31, 2013, the cost of investments for federal income tax purposes was $2,214,956,018; accordingly, accumulated net unrealized appreciation on investments was $54,487,652, consisting of $75,621,478 gross unrealized appreciation and $21,133,826 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Bond Market Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments and TBA Sale Commitments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Bond Market Index Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

The Fund	73

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund reports the maximum amount allowable but not less than 90.61% as intertest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.Also the fund reports the maximum amount allowable but not less than $.0250 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

The Fund	75

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Broad Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

The Fund	77

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus Disciplined
Stock Fund

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
25	Report of Independent Registered Public Accounting Firm
26	Important Tax Information
27	Board Members Information
29	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Disciplined Stock Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Disciplined Stock Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although expectations of higher long-term interest rates and a more moderately stimulative monetary policy sparked volatility in the U.S stock market at times during the reporting period, improved U.S. economic conditions drove stock prices substantially higher for the reporting period overall. Even the 16-day U.S. government shutdown in October failed to derail the market’s advance, enabling some broad measures of stock market performance to reach new record highs by the end of the month. Stocks across most capitalization ranges and investment styles produced strong results.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in many developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2012, through October 31, 2013, as provided by Sean P. Fitzgibbon and Jeffrey McGrew, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Disciplined Stock Fund produced a total return of 24.72%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 27.16% for the same period.2

U.S. stocks responded positively to continued economic growth, restrained inflation, and favorable interest rates. While the fund participated in the market’s rise to a significant degree, its performance trailed the benchmark due to shortfalls in the information technology sector and, to a lesser degree, the consumer staples sector.

The Fund’s Investment Approach

The fund seeks capital appreciation.To pursue its goal, the fund normally invests at least 80% of its net assets in stocks, with a focus on large-cap companies.The fund invests in a diversified portfolio of growth and value stocks, with sector weightings and risk characteristics generally similar to those in the S&P 500 Index. We choose stocks through a disciplined investment process that combines computer modeling techniques, fundamental analysis and risk management.The result is a portfolio of carefully selected stocks, with overall performance determined by a large number of securities.

Recovering Economy Fueled Market Gains

The reporting period began soon after the start of a sustained stock market rally driven by improved U.S. employment and housing markets. Investors were particularly encouraged by a new round of quantitative easing from the Federal Reserve Board (the “Fed”). Improving conditions in overseas markets also contributed to greater investor optimism.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic data continued to improve, and stocks generally continued to rally, through the spring of 2013. However, in late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would back away from their quantitative easing program sooner than expected, sparking volatility that erased some of the market’s previous gains. Equity markets generally stabilized over the summer, and stocks advanced strongly in September when the Fed refrained from tapering its bond purchasing program. The S&P 500 Index pushed through the 16-day U.S. government shutdown in October, reaching a new record high by the end of the reporting period.

Gains Undermined by Technology Disappointments

Although the fund delivered strong absolute returns, its relative performance lagged due to disappointments in the information technology sector. The fund avoided technology stocks with unimpressive fundamentals, many of which rebounded from depressed valuations. Instead, we emphasized attractively valued industry leaders with catalysts for growth, but such stocks lagged market averages. For example, data storage company EMC suffered when corporations postponed capital spending plans due to prevailing economic uncertainty.The fund also was hurt by unfortunate timing in adjustments to the fund’s position in consumer electronics giant Apple. Consumer staples holdings, including household goods seller Unilever and tobacco producer Philip Morris International, were hurt by weakness in European and emerging markets.

On a more positive note, the fund fared well in several sectors.The fund benefited from overweighted exposure and strong stock selections in the consumer discretionary sector. Electronics retailer Best Buy ranked as the fund’s top performer, more than doubling in value amid efforts to reduce costs and increase store traffic. Media content providers CBS and The Walt Disney Company rallied due to strong cash flow generation and compelling excess capital return to shareholders momentum. In the materials sector, the fund avoided hard-hit metals-and-mining companies, focusing instead on companies—such as chemicals manufacturer LyondellBasell Industries—that were poised to benefit from lower domestic natural gas prices. Significantly underweighted exposure to the struggling utilities and telecommunications sectors further bolstered relative performance.

4

Anticipating Continued U.S. Growth

We believe that the United States is likely to remain the leading driver of domestic and global growth for the foreseeable future.While we are cautious with regard to certain product cycles, we believe that companies leveraged to the recovering U.S. economy and pent up enterprise demand are well positioned for potential gains.We do not anticipate the European recovery to be a straight line up, and, as such not all countries and sectors will recover equally; however, we are cautiously optimistic. Meanwhile, the emerging markets appear to have stabilized, and China’s transition to a consumer-based economy from an industrial build-out phase portends well for keeping global inflationary pressures under control.

As of the end of the reporting period, the fund held overweighted exposure to the consumer discretionary sector, with an emphasis on companies likely, in our view, to benefit from continued growth in retail and housing. The fund also maintained overweighted exposure to industrial companies, as well as to financial institutions that tend to fare well when interest rates rise. The fund held underweighted exposure to the energy sector, which is faced with improving supply of U.S. oil and gas amid moderating global demand.The fund held no exposure to the utilities and telecommunications sectors, which we believe lack near-term catalysts for future growth.

November 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects the monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/13
	1 Year	5 Years	10 Years
Fund	24.72%	13.12%	6.48%
Standard & Poor’s 500
Composite Stock Price Index	27.16%	15.16%	7.45%

† Source: Lipper Inc.

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The above graph compares a $10,000 investment made in Dreyfus Disciplined Stock Fund on 10/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index) on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Disciplined Stock Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

Expenses paid per $1,000†	$5.35
Ending value (after expenses)	$1,124.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

Expenses paid per $1,000†	$5.09
Ending value (after expenses)	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—99.6%	Shares		Value ($)
Automobiles & Components—.4%
BorgWarner	22,300		2,299,799
Banks—2.7%
Regions Financial	565,780		5,448,461
Wells Fargo & Co.	238,830		10,195,653
			15,644,114
Capital Goods—8.9%
Cummins	46,060		5,850,542
Danaher	104,710		7,548,544
Eaton	126,170		8,902,555
Fluor	72,980		5,416,576
Illinois Tool Works	96,910		7,635,539
Ingersoll-Rand	108,320		7,314,850
Precision Castparts	35,960		9,114,062
			51,782,668
Commercial & Professional
Services—.9%
Robert Half International	138,030		5,318,296
Consumer Durables & Apparel—3.3%
NIKE, Cl. B	100,060		7,580,546
PVH	50,740		6,320,682
Whirlpool	37,930		5,538,159
			19,439,387
Consumer Services—.9%
Starbucks	62,770		5,087,508
Diversified Financials—11.3%
Affiliated Managers Group	16,412	[a]	3,240,385
Ameriprise Financial	55,640		5,594,046
Bank of America	743,400		10,377,864
Capital One Financial	74,300		5,102,181
Charles Schwab	171,710		3,889,232
Citigroup	199,310		9,722,342

8

Common Stocks (continued)	Shares	Value ($)
Diversified Financials (continued)
ING US	189,170	5,868,053
JPMorgan Chase & Co.	272,040	14,020,942
NASDAQ OMX Group	225,580	7,992,299
		65,807,344
Energy—10.1%
Anadarko Petroleum	65,140	6,207,191
Apache	45,980	4,083,024
ConocoPhillips	141,430	10,366,819
EOG Resources	27,730	4,947,032
National Oilwell Varco	55,960	4,542,833
Noble Energy	78,250	5,863,272
Occidental Petroleum	97,860	9,402,389
Schlumberger	144,520	13,544,414
		58,956,974
Exchange-Traded Funds—1.1%
Standard & Poor’s Depository
Receipts S&P 500 ETF Trust	35,690	6,273,945
Food & Staples Retailing—3.7%
Costco Wholesale	113,920	13,442,560
CVS Caremark	128,700	8,012,862
		21,455,422
Food, Beverage & Tobacco—4.1%
Archer-Daniels-Midland	186,010	7,607,809
Lorillard	138,670	7,073,557
Mondelez International, Cl. A	281,660	9,475,042
		24,156,408
Health Care Equipment &
Services—2.4%
McKesson	44,760	6,997,778
Medtronic	126,840	7,280,616
		14,278,394

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance—3.2%
American International Group	115,370		5,958,860
Hartford Financial Services Group	212,410		7,158,217
Prudential Financial	69,060		5,620,793
			18,737,870
Materials—4.2%
Ecolab	71,380		7,566,280
LyondellBasell Industries, Cl. A	55,390		4,132,094
Owens-Illinois	159,090	[a]	5,057,471
Praxair	63,800		7,956,498
			24,712,343
Media—3.3%
CBS, Cl. B	104,810		6,198,463
Twenty-First Century Fox, Cl. A	125,750		4,285,560
Walt Disney	128,370		8,804,898
			19,288,921
Pharmaceuticals, Biotech &
Life Sciences—10.7%
AbbVie	195,590		9,476,335
Agilent Technologies	88,160		4,475,002
Bristol-Myers Squibb	148,820		7,816,026
Celgene	44,160	[a]	6,557,318
Gilead Sciences	118,800	[a]	8,433,612
Mylan	133,420	[a]	5,052,615
Pfizer	679,414		20,844,422
			62,655,330
Real Estate—1.2%
CBRE Group, Cl. A	308,720	[a]	7,171,566
Retailing—7.6%
Amazon.com	26,290	[a]	9,570,349
Best Buy	129,190		5,529,332

10

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Kohl’s	118,790		6,747,272
Lowe’s	163,320		8,130,070
Macy’s	140,930		6,498,282
Ross Stores	101,000		7,812,350
			44,287,655
Semiconductors & Semiconductor
Equipment—2.9%
Applied Materials	289,950		5,175,607
Texas Instruments	118,310		4,978,485
Xilinx	151,040		6,860,237
			17,014,329
Software & Services—7.5%
Alliance Data Systems	34,780	[a]	8,244,947
Google, Cl. A	16,830	[a]	17,344,661
International Business Machines	24,550		4,399,605
Microsoft	161,730		5,717,156
Visa, Cl. A	39,850		7,837,300
			43,543,669
Technology Hardware & Equipment—7.2%
Amphenol, Cl. A	66,350		5,327,242
Apple	14,980		7,824,803
Cisco Systems	277,810		6,250,725
EMC	499,990		12,034,759
QUALCOMM	95,810		6,655,921
Seagate Technology	82,420		4,012,206
			42,105,656
Transportation—2.0%
FedEx	88,120		11,543,720
Total Common Stocks
(cost $473,947,058)			581,561,318

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.7%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,002,619)	4,002,619 [b]	4,002,619

Total Investments (cost $477,949,677)	100.3%	585,563,937
Liabilities, Less Cash and Receivables	(.3%)	(1,538,921)
Net Assets	100.0%	584,025,016

ETF—Exchange Traded Funds
a	Non-income producing security.
b	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Diversified Financials	11.3	Insurance	3.2
Pharmaceuticals,		Semiconductors &
Biotech & Life Sciences	10.7	Semiconductor Equipment	2.9
Energy	10.1	Banks	2.7
Capital Goods	8.9	Health Care Equipment & Services	2.4
Retailing	7.6	Transportation	2.0
Software & Services	7.5	Real Estate	1.2
Technology Hardware & Equipment	7.2	Exchange-Traded Funds	1.1
Materials	4.2	Commercial & Professional Services	.9
Food, Beverage & Tobacco	4.1	Consumer Services	.9
Food & Staples Retailing	3.7	Money Market Investment	.7
Consumer Durables & Apparel	3.3	Automobiles & Components	.4
Media	3.3		100.3

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	473,947,058	581,561,318
Affiliated issuers	4,002,619	4,002,619
Cash		68,407
Receivable for investment securities sold		18,262,592
Dividends income receivable		408,449
Receivable for shares of Capital Stock subscribed		32
Other receivables		23,782
		604,327,199
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		487,777
Payable for investment securities purchased		19,619,194
Payable for shares of Capital Stock redeemed		193,989
Accrued expenses		1,223
		20,302,183
Net Assets ($)		584,025,016
Composition of Net Assets ($):
Paid-in capital		382,493,402
Accumulated undistributed investment income—net		1,122,442
Accumulated net realized gain (loss) on investments		92,794,912
Accumulated net unrealized appreciation
(depreciation) on investments		107,614,260
Net Assets ($)		584,025,016
Shares Outstanding
(245 million shares of $.001 par value Capital Stock authorized)		14,515,480
Net Asset Value, offering and redemption price per share ($)		40.23

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $45,136 foreign taxes withheld at source):
Unaffiliated issuers	10,418,133
Affiliated issuers	1,720
Income from securities lending—Note 1(b)	45,190
Total Income	10,465,043
Expenses:
Management fee—Note 3(a)	4,951,958
Distribution fees—Note 3(b)	550,217
Directors’ fees—Note 3(a,c)	36,916
Loan commitment fees—Note 2	5,047
Interest expense —Note 2	856
Total Expenses	5,544,994
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(36,916)
Net Expenses	5,508,078
Investment Income—Net	4,956,965
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	103,987,540
Net unrealized appreciation (depreciation) on investments	12,865,227
Net Realized and Unrealized Gain (Loss) on Investments	116,852,767
Net Increase in Net Assets Resulting from Operations	121,809,732

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	4,956,965	4,451,248
Net realized gain (loss) on investments	103,987,540	19,367,107
Net unrealized appreciation
(depreciation) on investments	12,865,227	34,726,015
Net Increase (Decrease) in Net Assets
Resulting from Operations	121,809,732	58,544,370
Dividends to Shareholders from ($):
Investment income—net	(5,061,683)	(4,696,883)
Capital Stock Transactions ($):
Net proceeds from shares sold	15,463,686	13,769,346
Dividends reinvested	4,724,966	4,373,033
Cost of shares redeemed	(75,471,704)	(65,922,395)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(55,283,052)	(47,780,016)
Total Increase (Decrease) in Net Assets	61,464,997	6,067,471
Net Assets ($):
Beginning of Period	522,560,019	516,492,548
End of Period	584,025,016	522,560,019
Undistributed investment income—net	1,122,442	1,227,160
Capital Share Transactions (Shares):
Shares sold	435,384	441,814
Shares issued for dividends reinvested	136,994	144,824
Shares redeemed	(2,105,519)	(2,134,169)
Net Increase (Decrease) in Shares Outstanding	(1,533,141)	(1,547,531)

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	32.56	29.35	28.54	24.51	22.77
Investment Operations:
Investment income—net[a]	.32	.27	.23	.18	.25
Net realized and unrealized
gain (loss) on investments	7.67	3.22	.79	4.01	1.83
Total from Investment Operations	7.99	3.49	1.02	4.19	2.08
Distributions:
Dividends from investment income—net	(.32)	(.28)	(.21)	(.16)	(.34)
Net asset value, end of period	40.23	32.56	29.35	28.54	24.51
Total Return (%)	24.72	11.95	3.56	17.13	9.38
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.01	1.01	1.01	1.01
Ratio of net expenses
to average net assets	1.00	1.00	1.00	1.00	1.00
Ratio of net investment income
to average net assets	.90	.85	.76	.65	1.18
Portfolio Turnover Rate	118.87	70.82	84.19	78.04	103.96
Net Assets, end of period ($ x 1,000)	584,025	522,560	516,493	586,726	535,164

a Based on average shares outstanding at each month end.
See notes to financial statements.

16

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Disciplined Stock Fund (the “fund”) is a separate diversified series ofThe Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales

18

price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments.

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	575,287,373	—	—	575,287,373
Exchange-Traded
Funds	6,273,945	—	—	6,273,945
Mutual Funds	4,002,619	—	—	4,002,619

† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus and its affiliates, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money

20

market mutual funds managed by the Manager or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2013,The Bank of NewYork Mellon earned $14,312 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	1,077,932	120,546,676	117,621,989	4,002,619.7
Dreyfus
Institutional
Cash
Advantage
Fund	10,122,012	92,185,202	102,307,214	—	—
Total	11,199,944	212,731,878	219,929,203	4,002,619.7

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

“Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,017,165, undistributed capital gains $92,191,410 and unrealized appreciation $107,323,039.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $5,061,683 and $4,696,883, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary

22

or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2013 was approximately $76,500 with a related weighted average annualized interest rate of 1.12%.

NOTE 3—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .90% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $36,916.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the fund may pay annually up to .10% of the value of its average daily net assets to compensate BNY Mellon and the Manager

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of fund shares. During the period ended October 31, 2013, the fund was charged $550,217 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $438,999 and Distribution Plan fees $48,778.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2013, amounted to $648,049,870 and $705,553,691, respectively.

At October 31, 2013, the cost of investments for federal income tax purposes was $478,240,898; accordingly, accumulated net unrealized appreciation on investments was $107,323,039, consisting of $108,772,289 gross unrealized appreciation and $1,449,250 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Disciplined Stock Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Disciplined Stock Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

The Fund	25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $5,061,683 as ordinary income dividends paid during the year ended October 31, 2013 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2013 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

26

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

The Fund	27

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

The Fund	29

OFFICERS OF THE FUND (Unaudited) (continued)

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

30

NOTES

For More Information

Dreyfus	Transfer Agent &
Disciplined Stock Fund	Dividend Disbursing Agent
200 Park Avenue	Dreyfus Transfer, Inc.
New York, NY 10166	200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue	MBSC Securities Corporation
New York, NY 10166	200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Ticker Symbol: DDSTX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
15	Notes to Financial Statements
22	Report of Independent Registered Public Accounting Firm
23	Important Tax Information
24	Board Members Information
26	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Money Market Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Money Market Reserves, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period proved challenging for most income-oriented investments, as a gradually strengthening U.S. economy and expectations of less aggressively stimulative monetary policies drove longer term interest rates higher and bond prices lower. However, as they have been for the past several years, short-term interest rates and yields of money market instruments remained anchored near historical lows by an unchanged overnight federal funds rate.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. However, inflation is likely to remain muted, so monetary policy can remain stimulative, and short-term interest rates appear likely to remain near current levels for some time to come. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Money Market Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%.Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Although a sustained economic recovery and anticipation of an end to the Federal Reserve Board’s (the “Fed”) quantitative easing program drove long-term interest rates higher during the reporting period, money market yields remained anchored by an unchanged federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.To pursue its goal, the fund invests in a diversified portfolio of high-quality, short-term dollar-denominated debt securities, including: securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities; certificates of deposit, time deposits, bankers’ acceptances, and other short-term securities issued by domestic or foreign banks or thrifts or their subsidiaries or branches; repurchase agreements, including tri-party agreements; asset-backed securities; domestic and foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest.

U.S. Economic Recovery Gained Traction

The reporting period began in November 2012 in the midst of improved economic news, as the unemployment rate fell to 7.8% and pending home sales increased.The unemployment rate remained steady in December, but retailers reported sluggish holiday sales, contributing to an annualized U.S. GDP growth of only 0.1% for the fourth quarter of 2012.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

January 2013 also portrayed a sluggish recovery with the addition of 157,000 jobs, but the unemployment rate climbed to 7.9%.The uptick was reversed in February, when the unemployment rate slid to 7.7% and 236,000 new jobs were created. Just 88,000 new jobs were added in March while the unemployment rate edged lower to 7.6%.The economy achieved only a 1.1% annualized growth rate during the first quarter of 2013, mainly due to lower government spending.

The gradual economic recovery persisted in April as 165,000 jobs were added and the unemployment rate fell to 7.5%. In late May, remarks by Fed Chairman Ben Bernanke signaled that the central bank would begin to curtail its quantitative easing program sooner than expected. The Fed’s more hawkish stance seemed to be at odds with subsequent releases of economic data, which showed a decline in U.S. manufacturing activity and an increase in the unemployment rate to 7.6%. Nonetheless, in June, heightened investor uncertainty drove longer term interest rates higher despite robust increases in home and automobile sales, expansions of the manufacturing and service sectors, and the creation of 195,000 jobs with no change in the unemployment rate. For the second quarter, the U.S. economy grew at a more respectable 2.5% annualized rate.

July brought welcome evidence of market stabilization when investors realized that imminent increases in short-term rates were unlikely. The labor market continued to strengthen with 162,000 new jobs and a decline in the unemployment rate to 7.4%. In August, the manufacturing sector expanded at its fastest pace since June 2011, 169,000 jobs were added, and the unemployment rate dipped to 7.3%.

Financial markets rallied in September when the Fed refrained from tapering its quantitative easing program. In addition, manufacturing activity posted its fourth consecutive month of expansion, and the service sector grew for the 45th straight month. However, only146,000 jobs were added in September even as the unemployment rate inched lower to 7.2%. It later was estimated that U.S. economic activity accelerated to a 2.8% annualized growth rate during the third quarter.

4

In spite of a 16-day U.S. government shutdown, October saw 204,000 new jobs, but temporary layoffs of government workers drove the unemployment rate to 7.3%. The private sector posted employment gains in the leisure and hospitality, retail trade, professional and technical services, manufacturing, and health care sectors. Other data, such as a decline in pending home sales, demonstrated that economic headwinds remain, and the Fed again refrained from reducing its bond purchases at its October meeting.

No Change Expected for Short-Term Rates

Despite the accelerating economic recovery and higher long-term interest rates, yields of money market instruments remained near zero percent throughout the reporting period, and yield differences along the market’s maturity spectrum stayed relatively narrow. Therefore, as we have for some time, we maintained the fund’s weighted average maturity in a market-neutral position, and we remained focused on well-established issuers with good liquidity characteristics.

November 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
Short-term corporate, asset-backed securities holdings and municipal securities holdings (as applicable), while rated in the highest rating category by one or more NRSROs (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.
1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future
results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund 5

6

STATEMENT OF INVESTMENTS

October 31, 2013

The Fund 7

STATEMENT OF INVESTMENTS (continued)

8

a Variable rate security—interest rate subject to periodic change.
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities amounted to $58,090,189 or 24.3% of net assets.

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

See notes to financial statements.

12

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

The Fund 13

FINANCIAL HIGHLIGHTS (continued)

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.
See notes to financial statements.

14

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Money Market Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 2 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

16

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

†	See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. At October 31, 2013, the fund had investments in repurchase agreements with a gross value of $56,000,000 in the Statement of Assets and Liabilities.The value of related collateral exceeded the value of repurchase agreements. See the Statement of Investments for detailed collateral information.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

18

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. The fund has $328 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were all ordinary income.

At October 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $23,822.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $926,952 for Investor shares and $168,020 for Class R shares during the period ended October 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2013, Investor shares were charged $356,335 pursuant to the Distribution Plan.

20

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $91,599 and Distribution Plan fees $30,816, which are offset against an expense reimbursement currently in effect in the amount of $102,720.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund 21

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Money Market Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Money Market Reserves as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

22

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 91.74% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund 23

BOARD MEMBERS INFORMATION (Unaudited)

24

The Fund 25

OFFICERS OF THE FUND (Unaudited)

26

The Fund 27

NOTES

Dreyfus
AMT-Free
Municipal Reserves

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
20	Statement of Assets and Liabilities
21	Statement of Operations
22	Statement of Changes in Net Assets
23	Financial Highlights
27	Notes to Financial Statements
34	Report of Independent Registered Public Accounting Firm
35	Important Tax Information
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
AMT-Free
Municipal Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus AMT-Free Municipal Reserves, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period proved challenging for most income-oriented investments, as a gradually strengthening U.S. economy and expectations of less aggressively stimulative monetary policies drove longer term interest rates higher and bond prices lower. However, as they have been for the past several years, short-term interest rates and yields of money market instruments remained anchored near historical lows by an unchanged overnight federal funds rate.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. However, inflation is likely to remain muted, so monetary policy can remain stimulative, and short-term interest rates appear likely to remain near current levels for some time to come. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by BillVasiliou, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus AMT-Free Municipal Reserves’ BASIC shares, Class B shares, Class R shares, and Investor shares each produced a yield of 0.00%.Taking into consideration the effects of compounding, the fund’s BASIC shares, Class B shares, Class R shares, and Investor shares each produced effective yields of 0.00% for the same period.1

Yields of municipal money market instruments stayed near historical lows throughout the reporting period. Despite rising long-term interest rates and more robust economic growth, short-term interest rates remained anchored by an overnight federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income, consistent with stability of principal, that is exempt from federal income tax. The fund also seeks to provide income exempt from the federal alternative minimum tax. To pursue its goal, the fund normally invests substantially all of its assets in short-term, high-quality municipal obligations that provide income exempt from federal personal income tax and the federal alternative minimum tax. Among these are municipal notes, short-term municipal bonds, tax-exempt commercial paper and municipal leases. The fund also may invest in high-quality, short-term structured notes, which are derivative instruments whose value is tied to underlying municipal obligations.

Gradual Economic Recovery Continues

The reporting period began in an improving economic environment as U.S. GDP accelerated from a 0.1% annualized rate in the fourth quarter of 2012 to 1.1% for the first quarter of 2013 and 2.5% during the second quarter. Recovering labor and housing markets drove the domestic economy’s mild advance, but the positive impact of these factors was offset by significant cuts in government spending. The U.S.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

economy grew at an estimated 2.8% annualized rate during the third quarter, fueled by gains in consumer spending, export activity, and real estate markets. In addition, the unemployment rate declined from 7.9% to 7.3% over the reporting period.

Longer term interest rates climbed over the reporting period’s second half as the recovery gained traction, but the Federal Reserve Board’s (the “Fed”) target for the overnight federal funds rate remained near historical lows, and the Fed indicated that rates were unlikely to change until the unemployment rate falls below 6.5%. However, the central bank adopted a more hawkish posture in May, when remarks by Chairman Ben Bernanke were widely interpreted as a signal that the Fed would back away from its ongoing quantitative easing program sooner than expected.

In this environment, demand from individual investors remained focused on higher yielding, longer term municipal bonds. Demand for municipal securities also remained strong among nontraditional buyers, such as separately managed accounts and intermediate bond funds, due to attractive tax-exempt yields compared to taxable securities and narrow yield differences across the one- to three-year maturity spectrum. Nonetheless, yields of high-quality, one-year municipal notes remained near historical lows over the reporting period. Moreover, rates on variable rate demand notes (“VRDNs”) remained steady amid robust demand from taxable money market funds seeking to comply with more stringent liquidity requirements from regulators.

Despite a bankruptcy filing by the city of Detroit over the summer, municipal credit quality generally continued to improve as most states and local governments recovered gradually from the recession.Tax revenues have increased for many states and municipalities, and issuers of revenue-backed municipal securities generally have reported higher revenues.

Credit Selection Remains Paramount

Most tax-exempt money market funds have maintained relatively short weighted average maturities compared to historical averages. Due to narrow yield differences along the money market’s maturity spectrum, as well as ongoing regulatory uncertainty, it has made little sense for fund managers to extend their weighted average maturities. The fund was no exception, and we maintained its weighted average maturity in a range that was consistent with industry averages.

4

In addition, careful and well-researched credit selection has remained paramount.We have continue to favor state general obligation bonds; essential service revenue bonds backed by revenues from water, sewer, and electric facilities; certain local credits with strong financial positions and stable tax bases; and health care and education issuers with stable credit characteristics.

Low Rates Likely to Persist

We remain cautiously optimistic regarding U.S. economic prospects as domestic and overseas markets continue to recover from recession and various financial crises. While the Fed has indicated that it may begin to taper its ongoing, open-ended quantitative easing program later this year, it also has made clear that short-term interest rates are likely to remain low for some time to come. Consequently, we believe that the prudent course continues to be an emphasis on preservation of capital and liquidity.

November 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Municipal securities holdings (as applicable), while rated in the highest rating category by one or more National Recognized Statistical Rating Organizations (NRSROs) (or unrated, if deemed of comparable quality by Dreyfus), involve credit and liquidity risks and risk of principal loss.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yield provided reflects the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, fund yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus AMT-Free Municipal Reserves from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$1.06	$1.06	$1.06	$1.06
Ending value (after expenses)	$1,000.00	$1,000.00	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Investor Shares	Class R Shares	BASIC Shares	Class B Shares
Expenses paid per $1,000†	$1.07	$1.07	$1.07	$1.07
Ending value (after expenses)	$1,024.15	$1,024.15	$1,024.15	$1,024.15

† Expenses are equal to the fund’s annualized expense ratio of .21% for Investor Shares, .21% for Class R Shares,
.21% for BASIC Shares and .21% for Class B Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

October 31, 2013

ShortTerm	Coupon	Maturity	Principal
Investments—100.9%	Rate (%)	Date	Amount ($)		Value ($)
Alabama—2.5%
Chatom Industrial Development
Board, Gulf Opportunity Zone
Revenue (PowerSouth Energy
Cooperative Projects)	0.23	11/7/13	5,000,000	[a]	5,000,000
Mobile County Industrial
Development Authority, Gulf
Opportunity Zone Revenue (SSAB
Alabama Inc.) (LOC; Swedbank)	0.14	11/7/13	2,000,000	[a]	2,000,000
Alaska—.3%
Alaska Municipal Bond Bank,
GO Notes	3.00	12/1/13	765,000		766,739
Arizona—3.6%
Yavapai County Industrial
Development Authority, Revenue
(Skanon Investments, Inc.—Drake
Cement Project) (LOC; Citibank NA)	0.11	11/7/13	10,050,000	[a]	10,050,000
Colorado—2.6%
Colorado Educational and Cultural
Facilities Authority, Revenue
(Naropa University Project)
(LOC; Wells Fargo Bank)	0.18	11/7/13	955,000	[a,b]	955,000
Colorado Educational and Cultural
Facilities Authority, Revenue
(National Jewish Federation Bond
Program) (LOC; U.S. Bank NA)	0.09	11/1/13	1,680,000	[a]	1,680,000
Colorado Educational and Cultural
Facilities Authority, Revenue,
Refunding (Boulder Country
Day School Project)
(LOC; Wells Fargo Bank)	0.18	11/7/13	1,425,000	[a,b]	1,425,000
Colorado Postsecondary Educational
Facilities Authority, Revenue
(Mullen High School Project)
(LOC; Wells Fargo Bank)	0.23	11/7/13	855,000	[a,b]	855,000
Gateway Regional Metropolitan
District, Limited Tax Improvement
GO Notes, Refunding (LOC;
Wells Fargo Bank)	0.18	11/7/13	2,140,000	[a]	2,140,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Connecticut—6.5%
Connecticut Health and Educational
Facilities Authority, Revenue
(Eagle Hill School Issue)
(LOC; JPMorgan Chase Bank)	0.16	11/7/13	5,000,000	[a,b]	5,000,000
Connecticut Health and Educational
Facilities Authority, Revenue
(Taft School Issue) (LOC;
Wells Fargo Bank)	0.13	11/7/13	1,600,000	[a,b]	1,600,000
Connecticut Health and Educational
Facilities Authority, Revenue
(The Children’s School Issue)
(LOC; JPMorgan Chase Bank)	0.16	11/7/13	5,625,000	[a,b]	5,625,000
Shelton Housing Authority,
Revenue (Crosby Commons
Project) (LOC; M&T Trust)	0.13	11/7/13	5,685,000	[a]	5,685,000
District of Columbia—.5%
District of Columbia,
Revenue (Hogar Hispano, Inc.
Issue) (LOC; Bank of America)	0.13	11/7/13	1,300,000	[a]	1,300,000
Florida—7.6%
Brevard County,
Revenue (Holy Trinity
Episcopal Academy Project)
(LOC; Wells Fargo Bank)	0.23	11/7/13	730,000	[a,b]	730,000
Collier County Industrial
Development Authority, Revenue
(Redlands Christian Migrant
Association, Inc. Project)
(LOC; Bank of America)	0.22	11/7/13	2,950,000	[a]	2,950,000
Florida Water Pollution Control
Financing Corporation, Water
Pollution Control Revenue	5.25	1/15/14	500,000		505,074
Hillsborough County Industrial
Development Authority, Revenue
(Independent Day School
Project) (LOC; Bank of America)	0.31	11/7/13	1,300,000	[a,b]	1,300,000
Palm Beach County,
IDR (Boca Raton Jewish
Community Day School, Inc.
Project) (LOC; Wells Fargo Bank)	0.18	11/7/13	1,115,000	[a,b]	1,115,000

8

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Florida (continued)
Palm Beach County,
IDR (Gulfstream Goodwill
Industries, Inc. Project)
(LOC; Wells Fargo Bank)	0.18	11/7/13	440,000	[a]	440,000
Palm Beach County,
Public Improvement Revenue
(Biomedical Research Park
Project) (Deutsche Bank
Spears/Lifers Trust (Series
DB-184) (Liquidity Facility;
Deutsche Bank AG and LOC;
Deutsche Bank AG)	0.18	11/7/13	3,935,000	[a,c,d]	3,935,000
Sarasota County Health Facilities
Authority, Health Care
Facilities Revenue (Bay
Village of Sarasota, Inc.
Project) (LOC; Bank of America)	0.25	11/7/13	5,000,000	[a]	5,000,000
Sarasota County Public Hospital
District, HR, Refunding (Sarasota
Memorial Hospital Project) (LOC:
Northern Trust Company)	0.06	11/1/13	5,000,000	[a]	5,000,000
Georgia—.7%
Cobb County Development Authority,
Revenue (Dominion Christian
High School, Inc. Project)
(LOC; Branch Banking
and Trust Company)	0.13	11/7/13	1,950,000	[a,b]	1,950,000
Idaho—3.0%
Idaho Housing and Finance
Association, MFHR (Traditions
at Boise Apartments Project)
(LOC; FHLB)	0.09	11/7/13	8,400,000	[a]	8,400,000
Illinois—3.7%
Illinois Educational Facilities
Authority, Revenue (The Lincoln
Park Society) (LOC; Citibank NA)	0.20	11/7/13	2,900,000	[a]	2,900,000
Illinois Finance Authority,
Revenue (Cristo Rey Jesuit
High School Project) (LOC;
JPMorgan Chase Bank)	0.17	11/7/13	1,765,000	[a,b]	1,765,000

The Fund	9

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Illinois (continued)
Illinois Finance Authority,
Revenue (Holy Family
Ministries Center)
(LOC; PNC Bank NA)	0.17	11/7/13	2,765,000	[a]	2,765,000
Lake Villa,
Revenue (The Allendale
Association Project) (LOC;
Wells Fargo Bank)	0.12	11/7/13	2,760,000	[a]	2,760,000
Indiana—3.9%
East Porter County School
Building Corporation, First Mortgage
Bonds, Refunding (Deutsche
Bank Spears/Lifers Trust
Series DB-144) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.18	11/7/13	5,065,000	[a,b,c,d]	5,065,000
Indiana Municipal Power Agency,
Power Supply System Revenue,
Refunding (LOC; Citibank NA)	0.09	11/7/13	5,660,000	[a]	5,660,000
Iowa—.7%
Des Moines,
GO Refunding Capital Loan Notes	5.00	6/1/14	2,000,000		2,055,104
Kansas—.2%
Wamego,
PCR, Refunding (UtiliCorp
United Inc. Project) (LOC;
Bank of America)	0.19	11/7/13	500,000	[a]	500,000
Kentucky—1.0%
Breckinridge County,
Lease Program Revenue
(Kentucky Association of
Counties Leasing Trust)
(LOC; U.S. Bank NA)	0.10	11/7/13	2,225,000	[a]	2,225,000
Mason County,
PCR (East Kentucky Power
Cooperative, Inc. Project)
(Liquidity Facility; National
Rural Utilities Cooperative
Finance Corporation)	0.30	11/7/13	450,000	[a]	450,000

10

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Louisiana—1.3%
Louisiana Local Government
Environmental Facilities and
Community Development
Authority, Revenue (Kenner
Theatres, L.L.C. Project)
(LOC; FHLB)	0.15	11/7/13	3,650,000	[a]	3,650,000
Maryland—3.4%
Baltimore County,
Revenue, Refunding (Shade Tree
Trace Apartments Facility)
(LOC; M&T Trust)	0.15	11/7/13	3,255,000	[a]	3,255,000
Maryland Department of
Transportation, Consolidated
Transportation Revenue	5.50	2/1/14	170,000		172,169
Maryland Economic Development
Corporation, EDR (Blind Industries
and Services of Maryland Project)
(LOC; Bank of America)	0.22	11/7/13	5,910,000	[a]	5,910,000
Massachusetts—1.7%
Massachusetts Department of
Transportation, Metropolitan
Highway System Senior Revenue
(LOC; Citibank NA)	0.15	11/7/13	1,950,000	[a]	1,950,000
Springfield,
GO Notes, BAN	1.00	2/14/14	2,837,644		2,842,634
Minnesota—.6%
Saint Paul Housing and
Redevelopment Authority,
Revenue (Goodwill/Easter Seals
Project) (LOC; U.S. Bank NA)	0.20	11/7/13	1,700,000	[a]	1,700,000
Mississippi—5.7%
Mississippi Business Finance
Corporation, Gulf Opportunity Zone
IDR (Chevron U.S.A. Inc. Project)	0.05	11/1/13	9,795,000	[a]	9,795,000
Mississippi Business Finance
Corporation, Revenue (Chrome
Deposit Corporation Project)
(LOC; PNC Bank NA)	0.09	11/7/13	5,895,000	[a]	5,895,000

The Fund	11

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Missouri—4.2%
Independence Industrial
Development Authority,
Industrial Revenue (The Groves
and Graceland College Nursing
Arts Center Projects) (LOC;
Bank of America)	0.25	11/7/13	345,000	[a]	345,000
Kirkwood Industrial Development
Authority, Revenue (Concordia
Lutheran Church Community
Recreational Facilities Project)
(LOC; Bank of America)	0.29	11/7/13	1,140,000	[a]	1,140,000
Missouri Development Finance
Board, Cultural Facilities
Revenue (Kauffman Center for
the Preforming Arts Project)
(Liquidity Facility; Northern
Trust Company)	0.09	11/1/13	4,065,000	[a]	4,065,000
Saint Louis Industrial Development
Authority, MFHR (Hamilton
Place Apartments) (LOC; FHLMC)	0.12	11/7/13	4,750,000	[a]	4,750,000
Saint Louis Parking Commission
Finance Corporation, Parking
Revenue (Cupples Garage
Project) (LOC; Bank of America)	0.25	11/7/13	1,165,000	[a]	1,165,000
Nevada—1.7%
Clark County,
Airport System Junior
Subordinate Lien Revenue	2.00	7/1/14	1,200,000		1,213,088
Deutsche Bank Spears/Lifers
Trust (Series DBE-668)
(Clark County School
District, Limited Tax Building
Bonds GO) (Liquidity Facility;
Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.21	11/7/13	3,400,000	[a,b,c,d]	3,400,000
New Hampshire—.5%
New Hampshire Business Finance
Authority, Revenue (Huggins
Hospital Issue) (LOC; TD Bank)	0.08	11/1/13	1,300,000	[a]	1,300,000

12

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
New Jersey—3.9%
Little Ferry Borough,
Special Emergency Note	1.00	11/15/13	3,000,000		3,000,285
New Jersey Economic Development
Authority, Revenue (Oak Hill
Academy Project) (LOC;
Wells Fargo Bank)	0.18	11/7/13	1,310,000	[a,b]	1,310,000
North Wildwood,
GO Notes, BAN	1.00	8/27/14	4,000,000		4,010,059
Pompton Lakes Borough,
GO Notes, TAN	1.25	2/21/14	2,500,000		2,505,675
New Mexico—.9%
Santa Fe County,
Education Facility Revenue
(Archdiocese of Santa Fe School
Project) (LOC; U.S. Bank NA)	0.23	11/7/13	2,400,000	[a,b]	2,400,000
New York—7.3%
Chappaqua Central School District,
GO Notes, TAN	1.00	6/27/14	4,000,000	[b]	4,012,938
East Rockaway Union Free School
District, GO Notes, TAN	1.25	6/20/14	1,000,000	[b]	1,004,093
Monroe County Industrial
Development Agency, Civic
Facility Revenue (YMCA of
Greater Rochester Project)
(LOC; M&T Trust)	0.13	11/7/13	8,105,000	[a]	8,105,000
New York City Industrial
Development Agency, Civic
Facility Revenue (Jewish
Community Center on the
Upper West Side, Inc. Project)
(LOC; M&T Trust)	0.13	11/7/13	4,200,000	[a]	4,200,000
Northern Adirondack Central School
District at Ellenburg, GO
Notes, BAN	2.00	6/26/14	2,750,866	[b]	2,777,023
North Carolina—.4%
North Carolina Capital Facilities
Finance Agency, Revenue (Elon
College) (LOC; U.S. Bank NA)	0.13	11/7/13	1,075,000	[a,b]	1,075,000

The Fund	13

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Ohio—4.6%
Dayton City School District,
School Facilities Construction
and Improvement Unlimited Tax
Refunding Notes	1.25	10/15/14	2,500,000	[b]	2,522,572
Ohio Higher Educational
Facility Commission,
Revenue (Ohio Dominican
University Project) (LOC;
JPMorgan Chase Bank)	0.10	11/7/13	6,900,000	[a,b]	6,900,000
Union Township,
GO Notes, BAN (Various Purpose)	1.50	9/10/14	3,300,000		3,329,568
Pennsylvania—7.2%
Allegheny County Industrial
Development Authority,
Revenue (Sewickley Academy)
(LOC; PNC Bank NA)	0.10	11/7/13	1,615,000	[a,b]	1,615,000
Allegheny County Industrial
Development Authority,
Revenue (The Bradley Center)
(LOC; PNC Bank NA)	0.17	11/7/13	425,000	[a]	425,000
Butler County Industrial
Development Authority, IDR,
Refunding (Wetterau
Finance Company Project)
(LOC; U.S. Bank NA)	0.10	11/7/13	1,940,000	[a]	1,940,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-1021)
(Pennsylvania Higher Education
Facilities Authority, Revenue
(Student Association, Inc.
Student Housing Project at
California University of
Pennsylvania)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.18	11/7/13	4,890,000	[a,b,c,d]	4,890,000

14

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
Erie County Hospital Authority,
Revenue (Mercy Terrace
Apartments Project)
(LOC; PNC Bank NA)	0.17	11/7/13	475,000	[a]	475,000
Montgomery County Industrial
Development Authority, Revenue
(Big Little Associates Project)
(LOC; Wells Fargo Bank)	0.28	11/7/13	435,000	[a]	435,000
Northampton County Industrial
Development Authority, Revenue
(Moravian Academy) (LOC;
Wells Fargo Bank)	0.17	11/7/13	875,000	[a,b]	875,000
Pennsylvania Economic Development
Financing Authority, Recovery
Zone Facility Revenue (Hawley
Silk Mill, LLC Project)
(LOC; PNC Bank NA)	0.17	11/7/13	1,000,000	[a]	1,000,000
Philadelphia Authority for
Industrial Development,
Educational Facilities Revenue
(Chestnut Hill College Project)
(LOC; Wells Fargo Bank)	0.18	11/7/13	500,000	[a,b]	500,000
Philadelphia Authority for
Industrial Development,
Revenue (Friends Select School
Project) (LOC; PNC Bank NA)	0.10	11/7/13	2,300,000	[a,b]	2,300,000
Philadelphia Authority for
Industrial Development,
Revenue (The Philadelphia
Protestant Home Project)
(LOC; Bank of America)	0.21	11/7/13	1,800,000	[a]	1,800,000
Philadelphia Hospitals and Higher
Education Facilities Authority, HR
(Thomas Jefferson University
Hospital Project) (LOC; TD Bank)	0.18	11/7/13	785,000	[a]	785,000

The Fund	15

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Pennsylvania (continued)
York Redevelopment Authority,
Revenue (LOC; M&T Trust)	0.20	11/7/13	2,725,000	[a]	2,725,000
Tennessee—.9%
Cleveland Health and Educational
Facilities Board, Revenue (Lee
University Project) (LOC; Branch
Banking and Trust Company)	0.11	11/7/13	2,600,000	[a,b]	2,600,000
Texas—13.7%
Atascosa County Industrial
Development Corporation, PCR,
Refunding (San Miguel Electric
Cooperative, Inc. Project)
(LOC; National Rural Utilities
Cooperative Finance Corporation)	0.14	11/7/13	8,000,000	[a]	8,000,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-482) (Red River
Education Financing Corporation,
Higher Education Revenue
(Texas Christian University Project))
(Liquidity Facility; Deutsche Bank AG
and LOC; Deutsche Bank AG)	0.18	11/7/13	3,000,000	[a,b,c,d]	3,000,000
Deutsche Bank Spears/Lifers Trust
(Series DBE-548) (Austin,
Revenue, Refunding (Town Lake
Park Community Events Center
Venue Project)) (Liquidity
Facility; Deutsche Bank AG and
LOC; Deutsche Bank AG)	0.18	11/7/13	5,080,000	[a,c,d]	5,080,000
Harris County Cultural Education
Facilities Finance Corporation, HR
(Texas Children’s Hospital Project)
(Citigroup ROCS, Series RR II
R-11821) (Liquidity Facility;
Citibank NA)	0.14	11/7/13	5,250,000	[a,c,d]	5,250,000

16

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Texas (continued)
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/19/13	6,900,000		6,900,000
Jefferson County Industrial
Development Corporation,
Hurricane Ike Disaster Area
Revenue (Jefferson Refinery,
L.L.C. Project) (LOC; Branch
Banking and Trust Co.)	0.45	12/19/13	1,000,000		1,000,000
Splendora Higher Education
Facilities Corporation,
Revenue (Fellowship
Christian Academy Project)
(LOC; Bank of America)	0.22	11/7/13	4,200,000	[a,b]	4,200,000
Texas,
TRAN	2.00	8/28/14	4,000,000		4,059,198
Washington—.6%
Squaxin Island Tribe,
Tribal Infrastructure Revenue
(LOC; Bank of America)	0.20	11/7/13	1,400,000	[a]	1,400,000
Washington Health Care Facilities
Authority, Revenue (Providence
Health and Services) (Liquidity
Facility; U.S. Bank NA)	0.10	11/7/13	200,000	[a]	200,000
Wisconsin—5.5%
Wisconsin Health and Educational
Facilities Authority, Revenue
(16th Street Community
Health Center, Inc.) (LOC;
JPMorgan Chase Bank)	0.12	11/7/13	3,400,000	[a]	3,400,000

The Fund	17

STATEMENT OF INVESTMENTS (continued)

ShortTerm	Coupon	Maturity	Principal
Investments (continued)	Rate (%)	Date	Amount ($)		Value ($)
Wisconsin Health and Educational
Facilities Authority, Revenue
(Madison Family Medicine Residency
Corporation, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.20	11/7/13	3,025,000	[a]	3,025,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Sinsinawa Nursing, Inc. Project)
(LOC; JPMorgan Chase Bank)	0.20	11/7/13	665,000	[a]	665,000
Wisconsin Health and Educational
Facilities Authority, Revenue
(Upland Hills Health, Inc.)
(LOC; U.S. Bank NA)	0.10	11/7/13	8,000,000	[a]	8,000,000

Total Investments (cost $277,796,219)			100.9%		277,796,219
Liabilities, Less Cash and Receivables			(.9%)		(2,349,579)
Net Assets			100.0%		275,446,640

a Variable rate demand note—rate shown is the interest rate in effect at October 31, 2013. Maturity date represents the next demand date, or the ultimate maturity date if earlier.
b At October 31, 2013, the fund had $72,766,626 or 26.4% of net assets invested in securities whose payment of principal and interest is dependent upon revenues generated from education.
c Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities amounted to $30,620,000 or 11.1% of net assets.
d The fund does not directly own the municipal security indicated; the fund owns an interest in a special purpose entity that, in turn, owns the underlying municipal security.The special purpose entity permits the fund to own interests in underlying assets, but in a manner structured to provide certain advantages not inherent in the underlying bonds (e.g., enhanced liquidity, yields linked to short-term rates).

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Education	26.4	State/Territory	2.2
Industrial	18.0	Transportation Services	1.2
Health Care	12.5	Health Care and Related Products	.2
Housing	10.2	Pollution Control	.2
City	5.2	Utility-Water and Sewer	.2
Utility-Electric	5.0	Other	14.1
Resource Recovery	2.9
County	2.6		100.9

† Based on net assets.
See notes to financial statements.

18

Summary of Abbreviations

ABAG	Association of Bay Area	ACA	American Capital Access
Governments
AGC	ACE Guaranty Corporation	AGIC	Asset Guaranty Insurance Company
AMBAC	American Municipal Bond	ARRN	Adjustable Rate
	Assurance Corporation		Receipt Notes
BAN	Bond Anticipation Notes	BPA	Bond Purchase Agreement
CIFG	CDC Ixis Financial Guaranty	COP	Certificate of Participation
CP	Commercial Paper	DRIVERS	Derivative Inverse
Tax-Exempt Receipts
EDR	Economic Development	EIR	Environmental Improvement
	Revenue		Revenue
FGIC	Financial Guaranty	FHA	Federal Housing
	Insurance Company		Administration
FHLB	Federal Home	FHLMC	Federal Home Loan Mortgage
	Loan Bank		Corporation
FNMA	Federal National	GAN	Grant Anticipation Notes
Mortgage Association
GIC	Guaranteed Investment	GNMA	Government National Mortgage
	Contract		Association
GO	General Obligation	HR	Hospital Revenue
IDB	Industrial Development Board	IDC	Industrial Development Corporation
IDR	Industrial Development	LIFERS	Long Inverse Floating
	Revenue		Exempt Receipts
LOC	Letter of Credit	LOR	Limited Obligation Revenue
LR	Lease Revenue	MERLOTS	Municipal Exempt Receipts
Liquidity Option Tender
MFHR	Multi-Family Housing Revenue	MFMR	Multi-Family Mortgage Revenue
PCR	Pollution Control Revenue	PILOT	Payment in Lieu of Taxes
P-FLOATS	Puttable Floating Option	PUTTERS	Puttable Tax-Exempt Receipts
Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RAW	Revenue Anticipation Warrants	RIB	Residual Interest Bonds
ROCS	Reset Options Certificates	RRR	Resources Recovery Revenue
SAAN	State Aid Anticipation Notes	SBPA	Standby Bond Purchase Agreement
SFHR	Single Family Housing Revenue	SFMR	Single Family Mortgage Revenue
SONYMA	State of New York	SPEARS	Short Puttable Exempt
	Mortgage Agency		Adjustable Receipts
SWDR	Solid Waste Disposal Revenue	TAN	Tax Anticipation Notes
TAW	Tax Anticipation Warrants	TRAN	Tax and Revenue Anticipation Notes
XLCA	XL Capital Assurance

The Fund	19

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments			277,796,219	277,796,219
Cash				246,240
Interest receivable				212,780
				278,255,239
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(c)				43,196
Payable for investment securities purchased				2,765,000
Payable for shares of Capital Stock redeemed				401
Dividend payable				2
				2,808,599
Net Assets ($)				275,446,640
Composition of Net Assets ($):
Paid-in capital				275,416,426
Accumulated net realized gain (loss) on investments				30,214
Net Assets ($)				275,446,640

Net Asset Value Per Share
	Investor	Class R	BASIC	Class B
	Shares	Shares	Shares	Shares
Net Assets ($)	23,791,699	55,148,632	14,719,785	181,786,524
Shares Outstanding	23,789,381	55,142,731	14,718,385	181,767,642
Net Asset Value Per Share ($)	1.00	1.00	1.00	1.00

See notes to financial statements.

20

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Interest Income	762,074
Expenses:
Management fee—Note 2(a)	1,628,233
Distribution Plan fees (Investor Shares and Class B Shares)—Note 2(b)	545,190
Shareholder servicing costs (Class B Shares)—Note 2(c)	494,305
Directors’ fees—Note 2(a,c)	23,343
Total Expenses	2,691,071
Less—reduction in expenses due to undertaking—Note 2(a)	(1,905,766)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(23,343)
Net Expenses	761,962
Investment Income—Net	112
Net Realized Gain (Loss) on Investments—Note 1(b) ($)	32,445
Net Increase in Net Assets Resulting from Operations	32,557

See notes to financial statements.

The Fund	21

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	112	122
Net realized gain (loss) on investments	32,445	—
Net Increase (Decrease) in Net Assets
Resulting from Operations	32,557	122
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(9)	(11)
Class R Shares	(31)	(23)
Class B Shares	(72)	(88)
Total Dividends	(112)	(122)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	71,676,696	61,905,787
Class R Shares	216,681,901	186,903,467
BASIC Shares	16,447,341	7,870,535
Class B Shares	546,447,290	660,520,233
Dividends reinvested:
Investor Shares	9	11
Class R Shares	1	1
Class B Shares	72	88
Cost of shares redeemed:
Investor Shares	(75,514,245)	(65,044,223)
Class R Shares	(238,638,274)	(158,194,981)
BASIC Shares	(15,745,839)	(19,856,884)
Class B Shares	(613,631,961)	(640,695,187)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(92,277,009)	33,408,847
Total Increase (Decrease) in Net Assets	(92,244,564)	33,408,847
Net Assets ($):
Beginning of Period	367,691,204	334,282,357
End of Period	275,446,640	367,691,204

See notes to financial statements.

22

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
Investor Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.006
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.006)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71		.71		.71		.71		.73
Ratio of net expenses
to average net assets	.23		.28		.38		.45		.71
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.69
Net Assets, end of period ($ x 1,000)	23,792		27,625		30,764		40,202		54,974

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	23

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
Class R Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.008)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.01		.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.51		.53
Ratio of net expenses
to average net assets	.24		.29		.38		.45		.52
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.01		.78
Net Assets, end of period ($ x 1,000)	55,149		77,098		48,390		97,824		57,658

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

24

			Year Ended October 31,
BASIC Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.008
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.008)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.01		.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.51		.51		.53
Ratio of net expenses
to average net assets	.23		.28		.38		.45		.52
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.01		.72
Net Assets, end of period ($ x 1,000)	14,720		14,017		26,003		32,297		50,418

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	25

FINANCIAL HIGHLIGHTS (continued)

			Year Ended October 31,
Class B Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net	.000	[a]	.000	[a]	.000	[a]	.000	[a]	.004
Distributions:
Dividends from investment income—net	(.000)[a]		(.000)[a]		(.000)[a]		(.000)[a]		(.004)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.41
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01		1.01		1.01		1.01		1.03
Ratio of net expenses
to average net assets	.23		.29		.37		.45		.89
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.29
Net Assets, end of period ($ x 1,000)	181,787		248,951		229,126		227,987		296,029

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

26

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus AMT-Free Municipal Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective is to seek a high level of current income, consistent with stability of principal, that is exempt from federal income tax.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor, Class R, BASIC and Class B. Investor shares and Class B shares are offered primarily to clients of financial institutions that have entered into selling agreements with the Distributor, and bear Distribution Plan fee. Class B shares also bear a Shareholder Services Plan fee. BASIC shares are offered to any investor and bear no Distribution Plan or Shareholder Services Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and voting rights. Income, expenses (other than expense attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

28

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	277,796,219
Level 3—Significant Unobservable Inputs	—
Total	277,796,219

† See Statement of Investments for additional detailed categorizations.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

30

At October 31, 2013, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were all tax-exempt income.

At October 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, Shareholder Services Plan fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $23,343.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $118,706 for Investor shares, $233,137 for Class R shares, $38,213 for BASIC shares and $1,515,710 for Class B shares during the period ended October 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares and Class B shares may pay annually up to .25% of the value of their average daily net assets (Investor shares are currently limited by the Board to .20%) attributable to Investor shares and Class B shares to compensate the Distributor for shareholder servicing activities and activities primarily intended to result in the sale of Investor shares and Class B shares. During the period ended October 31, 2013, Investor shares and Class B shares were charged $50,884 and $494,306, respectively, pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan subject to Rule 12b-1 under the Act, pursuant to which the fund pays the Distributor for the provision of certain services to the holders of its Class B shares a fee at an annual rate of .25% of the value of the fund’s average daily net assets attributable to Class B shares. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of such shareholder accounts. Under the Shareholder Services Plan, the Distributor may enter into Shareholder Services Agreements (the “Agreements”) with Service Agents and make payments to Service Agents with respect to these services. During the period ended October 31, 2013, Class B shares were charged $494,305, pursuant to the Shareholder Services Plan.

The Company and the Distributor may suspend or reduce payments under the Shareholder Services Plan at any time, and payments are subject to the continuation of the Shareholder Services Plan and the Agreements described above. From time to time, the Service Agents, the Distributor and the Company may agree to voluntarily reduce the maximum fees payable under the Shareholder Services Plan.

32

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $116,585, Distribution Plan fees $42,140 and Shareholder Services Plan fees $38,152, which are offset against an expense reimbursement currently in effect in the amount of $153,681.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3—Securities Transactions:

The fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment adviser), common Directors and/or common officers, complies with Rule 17a-7 under the Act. During the period ended October 31, 2013, the fund engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act amounting to $101,595,000 and $141,120,000, respectively.

The Fund	33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus AMT-Free Municipal Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus AMT-Free Municipal Reserves as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

34

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during its fiscal year ended October 31, 2013 as “exempt-interest dividends” (not generally subject to regular federal income tax).Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2013 calendar year on Form 1099-DIV, which will be mailed in early 2014.

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

36

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

38

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	39

NOTES

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Tax Managed
Growth Fund

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
30	Report of Independent Registered Public Accounting Firm
31	Important Tax Information
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Tax Managed
Growth Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Tax Managed Growth Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although expectations of higher long-term interest rates and a more moderately stimulative monetary policy sparked volatility in the U.S stock market at times during the reporting period, improved U.S. economic conditions drove stock prices substantially higher for the reporting period overall. Even the 16-day U.S. government shutdown in October failed to derail the market’s advance, enabling some broad measures of stock market performance to reach new record highs by the end of the month. Stocks across most capitalization ranges and investment styles produced strong results.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in many developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the reporting period of November 1, 2012, through October 31, 2013, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Tax Managed Growth Fund’s Class A shares produced a total return of 14.91%, Class C shares returned 14.11%, and Class I shares returned 15.21%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 27.16% for the same period.2

Equities responded positively to a recovering global economy.While the fund produced double-digit returns, its performance underperformed the benchmark as the higher quality stocks on which the fund focuses fell out of favor among investors.

The Fund’s Investment Approach

The fund invests primarily in well-established, multinational companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing large-cap, blue-chip stocks at a price we consider to be justified by a company’s fundamentals. The result is a portfolio of stocks selected for what we consider to be sustained patterns of profitability, strong balance sheets, expanding global presence and above-average earnings growth potential.At the same time, we manage the fund in a manner cognizant of the concerns of tax-conscious investors. We typically buy and sell relatively few stocks during the course of the year, which may help reduce investors’ tax liabilities.

Recovering Economy Fueled Market Gains

The reporting period began soon after the start of a sustained stock market rally driven by improved U.S. employment and housing markets. Investors were particularly encouraged by a new round of quantitative easing from the Federal Reserve Board (the “Fed”). Improving conditions in overseas markets also contributed to greater investor optimism.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic data continued to improve, and stocks generally continued to rally, through the spring of 2013. However, in late May, remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would back away from their quantitative easing program sooner than expected, sparking volatility that erased some of the market’s previous gains. Equity markets generally stabilized over the summer, and stocks advanced strongly in September when the Fed refrained from tapering its bond purchasing program. Even a 16-day federal government shutdown in October failed to derail the rally, enabling the S&P 500 Index to reach record highs by the reporting period’s end.

Focus on Quality Dampened Relative Results

The fund’s emphasis on high-quality, globally dominant companies undermined relative performance during the reporting period when smaller, riskier companies fared better. In addition, economically sensitive companies led the market’s advance, but the fund focused on companies whose earnings tend to be less sensitive to economic conditions. This strategic positioning led to overweighted exposure to the lagging consumer staples sector which was penalized by weak global economic conditions.An overweighted position in the energy sector, particularly large integrated oil producers, also hurt results. For example, Norway’s Statoil, ADR suffered from limited access to new reserves of shale oil and gas. Other weak performers included metals-and-mining companies Freeport-McMoRan Copper & Gold and Rio Tinto ADR, which struggled with sluggish demand in the emerging markets. In the information technology sector, consumer electronics giant Apple suffered earnings shortfalls amid intensifying competitive pressures, and International Business Machines reported disappointing results in its software and services segments.

The fund achieved better results from its stock selections in the financials sector, led by robust gains in wealth management company BlackRock. However, the positive impact of our stock selections was undercut by underweighted exposure to the financials sector. Conversely, the fund benefited from lack of exposure to the telecommunications services and utilities sectors, which ranked as the weakest segments of the S&P 500 Index. Top performers in the health care sector included pharmaceutical developers Johnson & Johnson, Roche Holding ADR, and AbbVie,

4

which rebounded from previously depressed levels due to attractive valuations and improved research-and-development efforts. Among consumer staples companies, pharmacy chain Walgreen resolved a dispute with a major pharmacy benefits provider and reported progress in its global expansion.

We made a number of changes to the fund’s portfolio over the reporting period, eliminating three holdings that failed to meet our expectations and adding seven new positions in companies that we believe are poised for growth.

A Constructive Outlook for Multinationals

Despite some persistent headwinds, most regions of the world have exhibited encouraging signs of renewed economic strength. A firming world economy would provide welcome support for corporate profits in 2014 and could be a catalyst for higher stock prices. In our analysis, the industry-leading multinationals in which the fund invests are well positioned for a stronger world backdrop. With their solid balance sheets and strong, recurring cash flows, multinational companies have ample financial resources to fund growth while returning cash to shareholders.Therefore, we have maintained the fund’s emphasis on large companies with a robust international presence, low debt levels, and dominant brands.

November 15, 2013

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period. Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. – Reflects monthly reinvestment of dividends and, where applicable, capital gain
distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of
U.S. stock market performance. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Tax Managed Growth Fund on 10/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite
Stock Price Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of U.S.
stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/13

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	11/4/97	8.29%	11.48%	5.75%
without sales charge	11/4/97	14.91%	12.82%	6.38%
Class C shares
with applicable redemption charge †	11/4/97	13.11%	11.98%	5.59%
without redemption	11/4/97	14.11%	11.98%	5.59%
Class I shares	5/14/04	15.21%	13.09%	6.63%††
Standard & Poor’s 500
Composite Stock Price Index		27.16%	15.16%	7.45%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to May 14, 2004 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Tax Managed Growth Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.98	$10.84	$5.70
Ending value (after expenses)	$1,052.60	$1,048.80	$1,054.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.87	$10.66	$5.60
Ending value (after expenses)	$1,018.40	$1,014.62	$1,019.66

† Expenses are equal to the fund’s annualized expense ratio of 1.35% for Class A, 2.10% for Class C and 1.10%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—104.8%	Shares		Value ($)
Banks—1.0%
Wells Fargo & Co.	45,000		1,921,050
Capital Goods—4.0%
Caterpillar	25,000		2,084,000
General Electric	98,000		2,561,720
United Technologies	30,000		3,187,500
			7,833,220
Consumer Services—3.1%
McDonald’s	63,000		6,080,760
Diversified Financials—6.8%
American Express	25,000		2,045,000
BlackRock	11,000		3,308,910
Franklin Resources	62,000		3,339,320
JPMorgan Chase & Co.	90,000		4,638,600
			13,331,830
Energy—18.2%
Chevron	65,000		7,797,400
ConocoPhillips	40,000		2,932,000
EOG Resources	7,000		1,248,800
Exxon Mobil	107,512		9,635,225
Imperial Oil	50,000		2,182,500
Occidental Petroleum	60,000		5,764,800
Royal Dutch Shell, Cl. A, ADR	50,500		3,366,330
Total, ADR	41,000	[a]	2,508,380
			35,435,435
Food & Staples Retailing—2.8%
Walgreen	50,000		2,962,000
Whole Foods Market	38,000		2,398,940
			5,360,940
Food, Beverage & Tobacco—22.3%
Altria Group	115,000		4,281,450
Coca-Cola	238,000		9,417,660
Diageo, ADR	18,000		2,296,620
Kraft Foods Group	23,423		1,273,743
Mondelez International, Cl. A	72,271		2,431,196
Nestle, ADR	78,750		5,702,288

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Food, Beverage & Tobacco (continued)
PepsiCo	42,500	3,573,825
Philip Morris International	129,000	11,496,480
SABMiller	60,000	3,130,502
		43,603,764
Health Care Equipment &
Services—1.4%
Abbott Laboratories	75,000	2,741,250
Household & Personal Products—4.7%
Estee Lauder, Cl. A	47,000	3,335,120
Procter & Gamble	73,000	5,894,750
		9,229,870
Insurance—.5%
ACE	11,000	1,049,840
Materials—3.5%
Air Products & Chemicals	18,000	1,962,180
Freeport-McMoRan Copper & Gold	65,000	2,389,400
Praxair	20,500	2,556,555
		6,908,135
Media—4.6%
Comcast, Cl. A	50,000	2,379,000
News Corp., Cl. A	9,500	167,200
Time Warner Cable	20,000	2,403,000
Twenty-First Century Fox, Cl. A	38,000	1,295,040
Walt Disney	40,000	2,743,600
		8,987,840
Pharmaceuticals, Biotech &
Life Sciences—10.8%
AbbVie	75,000	3,633,750
Johnson & Johnson	70,000	6,482,700
Merck & Co.	18,000	811,620
Novartis, ADR	30,000	2,326,500
Novo Nordisk, ADR	20,000	3,333,400

10

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Roche Holding, ADR	65,000		4,507,100
			21,095,070
Retailing—3.7%
Target	59,000		3,822,610
Wal-Mart Stores	45,000		3,453,750
			7,276,360
Semiconductors & Semiconductor
Equipment—4.1%
Intel	160,000		3,908,800
Texas Instruments	78,000		3,282,240
Xilinx	18,000		817,560
			8,008,600
Software & Services—5.2%
Automatic Data Processing	35,000		2,623,950
International Business Machines	30,000		5,376,300
Oracle	65,000		2,177,500
			10,177,750
Technology Hardware & Equipment—6.6%
Apple	19,200		10,029,120
QUALCOMM	39,500		2,744,065
			12,773,185
Transportation—1.5%
Canadian Pacific Railway	20,000		2,861,400
Total Common Stocks
(cost $143,934,548)			204,676,299

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $647,085)	647,085	[b]	647,085

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.8%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $1,456,960)	1,456,960 [b]	1,456,960
Total Investments (cost $146,038,593)	105.9%	206,780,344
Liabilities, Less Cash and Receivables	(5.9%)	(11,489,493)
Net Assets	100.0%	195,290,851

ADR—American Depository Receipts

a Security, or portion thereof, on loan.At October 31, 2013, the value of the fund’s securities on loan was $1,419,376 and the value of the collateral held by the fund was $1,456,960.
b Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	22.3	Capital Goods	4.0
Energy	18.2	Retailing	3.7
Pharmaceuticals,		Materials	3.5
Biotech & Life Sciences	10.8	Consumer Services	3.1
Diversified Financials	6.8	Food & Staples Retailing	2.8
Technology Hardware & Equipment	6.6	Transportation	1.5
Software & Services	5.2	Health Care Equipment & Services	1.4
Household & Personal Products	4.7	Money Market Investments	1.1
Media	4.6	Banks	1.0
Semiconductors &		Insurance	.5
Semiconductor Equipment	4.1		105.9

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $1,419,376)—Note 1(c):
Unaffiliated issuers		143,934,548	204,676,299
Affiliated issuers		2,104,045	2,104,045
Cash			125,814
Dividends and securities lending income receivable			193,861
Receivable for shares of Capital Stock subscribed			136,802
			207,236,821
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)			248,913
Payable for shares of Capital Stock redeemed			10,239,010
Liability for securities on loan—Note 1(c)			1,456,960
Accrued expenses			1,087
			11,945,970
Net Assets ($)			195,290,851
Composition of Net Assets ($):
Paid-in capital			134,780,949
Accumulated undistributed investment income—net			624,585
Accumulated net realized gain (loss) on investments			(856,434)
Accumulated net unrealized appreciation
(depreciation) on investments			60,741,751
Net Assets ($)			195,290,851

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	146,332,976	33,914,568	15,043,307
Shares Outstanding	6,074,301	1,481,300	622,885
Net Asset Value Per Share ($)	24.09	22.90	24.15

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $103,838 foreign taxes withheld at source):
Unaffiliated issuers	5,495,093
Affiliated issuers	3,883
Income from securities lending—Note 1(c)	36,971
Total Income	5,535,947
Expenses:
Management fee—Note 3(a)	2,141,620
Disbribution/Service Plan fees—Note 3(b)	687,350
Directors’ fees—Note 3(a,c)	13,621
Loan commitment fees—Note 2	1,776
Total Expenses	2,844,367
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(13,621)
Net Expenses	2,830,746
Investment Income—Net	2,705,201
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	1,681,290
Net unrealized appreciation (depreciation) on investments	22,702,384
Net Realized and Unrealized Gain (Loss) on Investments	24,383,674
Net Increase in Net Assets Resulting from Operations	27,088,875

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012 [a]
Operations ($):
Investment income—net	2,705,201	1,947,581
Net realized gain (loss) on investments	1,681,290	7,878,425
Net unrealized appreciation
(depreciation) on investments	22,702,384	8,396,097
Net Increase (Decrease) in Net Assets
Resulting from Operations	27,088,875	18,222,103
Dividends to Shareholders from ($):
Investment income—net:
Class A	(2,065,321)	(2,125,871)
Class B	—	(339)
Class C	(252,618)	(210,882)
Class I	(283,960)	(208,937)
Total Dividends	(2,601,899)	(2,546,029)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	33,286,220	60,837,656
Class B	—	12,652
Class C	5,911,937	9,019,382
Class I	5,359,531	15,778,956
Dividends reinvested:
Class A	1,861,750	1,875,867
Class B	—	267
Class C	160,437	133,931
Class I	214,395	138,872
Cost of shares redeemed:
Class A	(39,609,239)	(43,228,649)
Class B	—	(864,101)
Class C	(5,500,780)	(2,577,996)
Class I	(10,824,566)	(5,061,945)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(9,140,315)	36,064,892
Total Increase (Decrease) in Net Assets	15,346,661	51,740,966
Net Assets ($):
Beginning of Period	179,944,190	128,203,224
End of Period	195,290,851	179,944,190
Undistributed investment income—net	624,585	520,861

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2013	2012 [a]
Capital Share Transactions:
Class Ab,c
Shares sold	1,498,038	2,980,420
Shares issued for dividends reinvested	83,869	93,844
Shares redeemed	(1,731,695)	(2,060,373)
Net Increase (Decrease) in Shares Outstanding	(149,788)	1,013,891
Class Bc
Shares sold	—	635
Shares issued for dividends reinvested	—	14
Shares redeemed	—	(43,014)
Net Increase (Decrease) in Shares Outstanding	—	(42,365)
Class Cb
Shares sold	281,842	461,847
Shares issued for dividends reinvested	7,577	7,029
Shares redeemed	(256,363)	(131,219)
Net Increase (Decrease) in Shares Outstanding	33,056	337,657
Class I
Shares sold	241,055	769,554
Shares issued for dividends reinvested	9,665	6,807
Shares redeemed	(483,900)	(244,249)
Net Increase (Decrease) in Shares Outstanding	(233,180)	532,112

a Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b During the period ended October 31, 2013, 25,087 Class C shares representing $560,943 were exchanged for
23,890 Class A shares.
c During the period ended October 31, 2012, 17,661 Class B shares representing $357,105 were automatically converted to 17,223 Class A shares

See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,
Class A Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	21.27	19.34	17.47	15.40	14.35
Investment Operations:
Investment income—net[a]	.34	.27	.27	.25	.27
Net realized and unrealized
gain (loss) on investments	2.80	2.03	1.85	2.10	1.05
Total from Investment Operations	3.14	2.30	2.12	2.35	1.32
Distributions:
Dividends from investment income—net	(.32)	(.37)	(.25)	(.28)	(.27)
Net asset value, end of period	24.09	21.27	19.34	17.47	15.40
Total Return (%)[b]	14.91	12.10	12.13	15.53	9.53
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.36	1.36	1.36	1.36
Ratio of net expenses
to average net assets	1.35	1.35	1.32	1.25	1.25
Ratio of net investment income
to average net assets	1.49	1.28	1.42	1.54	2.04
Portfolio Turnover Rate	6.47	11.15	15.10	3.00	—
Net Assets, end of period ($ x 1,000)	146,333	132,387	100,740	76,318	61,270

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended October 31,
Class C Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	20.23	18.36	16.60	14.65	13.63
Investment Operations:
Investment income—net[a]	.16	.10	.12	.12	.17
Net realized and unrealized
gain (loss) on investments	2.68	1.94	1.76	2.01	.99
Total from Investment Operations	2.84	2.04	1.88	2.13	1.16
Distributions:
Dividends from investment income—net	(.17)	(.17)	(.12)	(.18)	(.14)
Net asset value, end of period	22.90	20.23	18.36	16.60	14.65
Total Return (%)[b]	14.11	11.19	11.38	14.63	8.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.11	2.11	2.11	2.11	2.11
Ratio of net expenses
to average net assets	2.10	2.10	2.07	2.00	2.00
Ratio of net investment income
to average net assets	.75	.51	.68	.80	1.29
Portfolio Turnover Rate	6.47	11.15	15.10	3.00	—
Net Assets, end of period ($ x 1,000)	33,915	29,304	20,386	18,714	19,323

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended October 31,
Class I Shares	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value, beginning of period	21.32	19.40	17.53	15.44	14.41
Investment Operations:
Investment income—net[a]	.40	.32	.30	.28	.30
Net realized and unrealized
gain (loss) on investments	2.81	2.04	1.86	2.13	1.05
Total from Investment Operations	3.21	2.36	2.16	2.41	1.35
Distributions:
Dividends from investment income—net	(.38)	(.44)	(.29)	(.32)	(.32)
Net asset value, end of period	24.15	21.32	19.40	17.53	15.44
Total Return (%)	15.21	12.33	12.47	15.81	9.74
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.11	1.11	1.11	1.11	1.12
Ratio of net expenses
to average net assets	1.10	1.10	1.08	1.00	1.00
Ratio of net investment income
to average net assets	1.78	1.51	1.62	1.72	2.10
Portfolio Turnover Rate	6.47	11.15	15.10	3.00	—
Net Assets, end of period ($ x 1,000)	15,043	18,253	6,284	1,785	223
a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Tax Managed Growth Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Capital Stock. The fund currently offers three classes of shares: Class A (300 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Service Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Service Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses

20

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

22

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	172,461,279	—	—	172,461,279
Equity Securities—
Foreign†	32,215,020	—	—	32,215,020
Mutual Funds	2,104,045	—	—	2,104,045

†	See Statement of Investments for additional detailed categorizations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to

24

income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2013, The Bank of New York Mellon earned $10,777 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	3,661,788	21,195,171	24,209,874	647,085.3
Dreyfus
Institutional
Cash
Advantage
Fund	4,965,750	62,439,022	65,947,812	1,456,960.8
Total	8,627,538	83,634,193	90,157,686	2,104,045	1.1

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $624,585, accumulated capital losses $856,434 and unrealized appreciation $60,741,751.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. If not applied, the carryover expires in fiscal year 2018.

26

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $2,601,899 and $2,546,029, respectively.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, the fund increased accumulated undistributed investment income-net by $422 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to an investment management agreement with Dreyfus, Dreyfus provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. Dreyfus also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is con-

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

tractually obligated to pay Dreyfus a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the fund’s average daily net assets. Out of its fee, Dreyfus pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, Distribution Plan and Service Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, Dreyfus is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by Dreyfus amounted to $13,621.

Pursuant to a sub-investment advisory agreement between Dreyfus and Sarofim & Co., Dreyfus pays Sarofim & Co. a monthly fee at an annual rate of .2175% of the value of the fund’s average daily net assets.

During the period ended October 31, 2013, the Distributor retained $9,498 from commissions earned on sales of the fund’s Class A shares and $4,989 from CDSCs on redemptions of the fund’s class C shares.

(b) Under separate Distribution Plans adopted pursuant to Rule 12b-1 (the “Distribution Plans”) under the Act, Class A shares may pay annually up to .25% of the value of its average daily net assets to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Class A shares. Class C shares pay the Distributor for distributing its shares at an aggregate annual rate of .75% of the value of its average daily net assets. Class C shares are also subject to a service plan adopted pursuant to Rule 12b-1 (the “Service Plan”), under which Class C shares pay the Distributor for providing certain services to the holders of their shares a fee at the annual rate of .25% of the value of the average daily net assets of Class C shares. During the period ended October 31, 2013, Class A and Class C shares were charged $364,633 and $242,038, respectively, pursuant to their Distribution Plans. During the period ended October 31, 2013, Class C shares were charged $80,679, pursuant to the Service Plan.

28

Under its terms, the Distribution Plans and Service Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plans or Service Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $188,915, Distribution Plans fees $53,943 and Service Plan fees $7,107, which are offset against an expense reimbursement currently in effect in the amount of $1,052.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2013, amounted to $17,510,042 and $12,271,261, respectively.

At October 31, 2013, the cost of investments for federal income tax purposes was $146,038,593; accordingly, accumulated net unrealized appreciation on investments was $60,741,751, consisting of $63,467,240 gross unrealized appreciation and $2,725,489 gross unrealized depreciation.

The Fund	29

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Tax Managed Growth Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Tax Managed Growth Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

30

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,601,899 as ordinary income dividends paid during the year ended October 31, 2013 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2013 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

32

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

34

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	35

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Dreyfus
BASIC S&P 500
Stock Index Fund

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
25	Statement of Financial Futures
26	Statement of Assets and Liabilities
27	Statement of Operations
28	Statement of Changes in Net Assets
29	Financial Highlights
30	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
43	Important Tax Information
44	Board Members Information
46	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus BASIC
S&P 500 Stock Index Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus BASIC S&P 500 Stock Index Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although expectations of higher long-term interest rates and a more moderately stimulative monetary policy sparked volatility in the U.S stock market at times during the reporting period, improved U.S. economic conditions drove stock prices substantially higher for the reporting period overall. Even the 16-day U.S. government shutdown in October failed to derail the market’s advance, enabling some broad measures of stock market performance to reach new record highs by the end of the month. Stocks across most capitalization ranges and investment styles produced strong results.

We currently expect U.S. economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in many developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Thomas J. Durante, CFA, Richard A. Brown, CFA, and Karen Q.Wong, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus BASIC S&P 500® Stock Index Fund produced a total return of 26.96%.1 In comparison, the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), the fund’s benchmark, returned 27.16% for the same period.2,3

U.S. stocks responded positively during the reporting period to recovering global and domestic economies.The difference in returns between the fund and the S&P 500 Index was primarily the result of transaction costs and operating expenses that are not reflected in the S&P 500 Index’s results.

The Fund’s Investment Approach

The fund seeks to match the total return of the S&P 500 Index by generally investing in all 500 stocks in the S&P 500 Index in proportion to their respective weightings. Often considered a barometer for the stock market in general, the S&P 500 Index is made up of 500 widely held common stocks across 10 economic sectors. Each stock is weighted by its float-adjusted market capitalization; that is, larger companies have greater representation in the S&P 500 Index than smaller ones.

The fund employed futures contracts during the reporting period in its efforts to replicate the returns of the S&P 500 Index.

Recovering U.S. and Global Economies Fueled Market Gains

The reporting period began soon after the start of a sustained stock market rally driven by improved U.S. employment and housing markets. Investors were particularly encouraged by a new round of quantitative easing from the Federal Reserve Board (the “Fed”) involving massive monthly purchases of U.S. government securities. Improving conditions in overseas markets also contributed to greater optimism as investors responded positively to the potential for improved earnings among U.S.-based multinationals and more robust export activity to overseas markets.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic data continued to improve, and stocks generally continued to rally, through the spring of 2013. However, in late May, relatively hawkish remarks by Fed chairman Ben Bernanke were widely interpreted as a signal that U.S. monetary policymakers would back away from their quantitative easing program sooner than many analysts had expected, sparking volatility that erased some of the market’s previous gains.The S&P 500 Index generally stabilized over the summer, and stocks advanced strongly in September when the Fed refrained from tapering its bond purchasing program. Even a 16-day federal government shutdown in October failed to derail the rally, enabling the S&P 500 Index to reach record highs by the reporting period’s end.

The Financials Sector Led the Market’s Advance

All of the economic sectors represented in the S&P 500 Index produced double-digit gains over the reporting period, reflecting broad-based support for U.S. equities. The financials sector led the market rally as large, diversified financial institutions rebounded from previously depressed levels in the wake of the 2007–2009 U.S. financial crisis. Big banks particularly benefited from widening net interest margins and greater mortgage refinancing activity as the U.S. economic recovery gained traction and long-term interest rates moved higher. In the insurance industry, financial results were bolstered by higher premiums at a time when relatively few domestic natural disasters kept claims low. Capital markets-oriented companies advanced along with the financial markets. However, large cap real estate investment trusts lagged sector averages by a wide margin when investors turned away from income-oriented stocks and toward their more growth-oriented counterparts.

In the consumer discretionary sector, media companies advanced strongly amid more robust spending by consumers on activities such as movies and visits to theme parks. Specialty retailers also gained value, including home improvement chains benefiting from recovering housing markets. Internet retailers exhibited strong earnings growth over the reporting period, with some Internet-related stocks doubling and tripling in value. Finally, in the industrials sector, aerospace and defense companies posted strong gains despite the potentially negative implications of reduced government spending stemming from protracted budget disagreements in Congress.

4

The fund received less favorable contributions from the materials sector, where metals-and-mining companies struggled with lower commodity prices due to waning demand for construction materials in the emerging markets. In addition, coal producers in the energy sector were hurt by intensifying competition from lower cost natural gas.

Replicating the Performance of the S&P 500 Index

Although we do not actively manage the fund’s investments in response to macroeconomic trends, it is worth noting that recent evidence of sustained domestic and global growth has the potential to fuel further gains in U.S. equity markets.As always, we have continued to monitor the factors considered by the fund’s investment model in light of current market conditions.

November 15, 2013

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in any index.
3	“Standard & Poor’s®,” “S&P®,” “Standard & Poor’s® 500” and “S&P 500®” are registered trademarks of
Standard & Poor’s Financial Services LLC, and have been licensed for use on behalf of the fund.The fund is not sponsored, managed, advised, sold or promoted by Standard & Poor’s and its affiliates and Standard & Poor’s and its affiliates make no representation regarding the advisability of investing in the fund.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 10/31/13
	1 Year	5 Years	10 Years
Fund	26.96%	15.04%	7.30%
Standard & Poor’s 500
Composite Stock Price Index	27.16%	15.16%	7.45%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus BASIC S&P 500 Stock Index Fund on
10/31/03 to a $10,000 investment made in the Standard & Poor’s 500 Composite Stock Price Index (the “Index”)
on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is a widely accepted, unmanaged index of U.S. stock market performance. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus BASIC S&P 500 Stock Index Fund from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

Expenses paid per $1,000†	$1.06
Ending value (after expenses)	$1,110.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

Expenses paid per $1,000†	$1.02
Ending value (after expenses)	$1,024.20

† Expenses are equal to the fund’s annualized expense ratio of .20%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
October 31, 2013

Common Stocks—96.9%	Shares		Value ($)
Automobiles & Components—1.1%
BorgWarner	13,138		1,354,922
Delphi Automotive	33,647		1,924,608
Ford Motor	456,808		7,815,985
General Motors	108,937	[a]	4,025,222
Goodyear Tire & Rubber	27,230		571,285
Harley-Davidson	26,526		1,698,725
Johnson Controls	79,288		3,659,141
			21,049,888
Banks—2.7%
BB&T	81,116		2,755,511
Comerica	22,721		983,819
Fifth Third Bancorp	101,360		1,928,881
Hudson City Bancorp	51,363		461,240
Huntington Bancshares	99,736		877,677
KeyCorp	107,080		1,341,712
M&T Bank	15,068		1,695,602
People’s United Financial	38,785		559,668
PNC Financial Services Group	61,376		4,512,977
Regions Financial	164,134		1,580,610
SunTrust Banks	62,731		2,110,271
U.S. Bancorp	213,306		7,969,112
Wells Fargo & Co.	560,416		23,924,159
Zions Bancorporation	21,321		604,877
			51,306,116
Capital Goods—7.9%
3M	75,276		9,473,485
AMETEK	28,038		1,341,058
Boeing	80,473		10,501,726
Caterpillar	73,800		6,151,968
Cummins	20,562		2,611,785
Danaher	69,350		4,999,441
Deere & Co.	44,745		3,661,931
Dover	19,871		1,823,959
Eaton	54,753		3,863,372
Emerson Electric	82,815		5,546,121
Fastenal	31,329		1,560,184

8

Common Stocks (continued)	Shares		Value ($)
Capital Goods (continued)
Flowserve	16,654		1,156,953
Fluor	18,843		1,398,527
General Dynamics	38,545		3,339,153
General Electric	1,181,096		30,873,849
Honeywell International	91,068		7,898,328
Illinois Tool Works	48,541		3,824,545
Ingersoll-Rand	31,594		2,133,543
Jacobs Engineering Group	14,807	[a]	900,562
Joy Global	11,790	[b]	669,083
L-3 Communications Holdings	10,418		1,046,488
Lockheed Martin	30,905		4,120,873
Masco	41,502		876,937
Northrop Grumman	26,701		2,870,625
PACCAR	40,682		2,261,919
Pall	13,443		1,082,430
Parker Hannifin	17,217		2,009,568
Pentair	23,420		1,571,248
Precision Castparts	16,937		4,292,683
Quanta Services	24,420	[a]	737,728
Raytheon	37,619		3,098,677
Rockwell Automation	16,119		1,779,699
Rockwell Collins	16,531		1,154,360
Roper Industries	11,421		1,448,297
Snap-on	6,474		673,749
Stanley Black & Decker	18,567		1,468,464
Textron	31,551		908,353
United Technologies	97,529		10,362,456
W.W. Grainger	7,038		1,893,011
Xylem	20,641		712,115
			148,099,253
Commercial & Professional Services—.7%
ADT	23,225	[b]	1,007,268
Cintas	12,571		675,943
Dun & Bradstreet	5,145		559,725
Equifax	13,570		877,572
Iron Mountain	19,124		507,551

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Commercial & Professional Services (continued)
Nielsen Holdings	24,234		955,789
Pitney Bowes	21,441	[b]	457,551
Republic Services	33,460		1,119,906
Robert Half International	17,032		656,243
Stericycle	9,632	[a]	1,119,238
Tyco International	53,000		1,937,150
Waste Management	50,604		2,203,298
			12,077,234
Consumer Durables & Apparel—1.2%
Coach	32,640		1,654,195
D.R. Horton	32,446		614,852
Fossil Group	5,913	[a]	750,596
Garmin	14,253	[b]	666,328
Harman International Industries	8,185		663,149
Hasbro	13,437	[b]	694,021
Leggett & Platt	16,536		491,781
Lennar, Cl. A	18,800		668,340
Mattel	39,970		1,773,469
Newell Rubbermaid	33,889		1,004,131
NIKE, Cl. B	86,694		6,567,937
PulteGroup	39,732		701,270
PVH	9,377		1,168,093
Ralph Lauren	6,868		1,137,616
VF	10,107		2,173,005
Whirlpool	8,906		1,300,365
			22,029,148
Consumer Services—1.8%
Carnival	50,564		1,752,043
Chipotle Mexican Grill	3,615	[a]	1,904,997
Darden Restaurants	14,413		742,702
H&R Block	33,302		947,109
International Game Technology	28,677		539,128
Marriott International, Cl. A	26,396		1,189,932
McDonald’s	116,041		11,200,277
Starbucks	86,461		7,007,664

10

Common Stocks (continued)	Shares		Value ($)
Consumer Services (continued)
Starwood Hotels & Resorts Worldwide	22,717[c]		1,672,426
Wyndham Worldwide	15,430		1,024,552
Wynn Resorts	9,233		1,534,986
Yum! Brands	51,581		3,487,907
			33,003,723
Diversified Financials—8.0%
American Express	107,623		8,803,561
Ameriprise Financial	23,234		2,335,946
Bank of America	1,248,830		17,433,667
Bank of New York Mellon	133,429		4,243,042
Berkshire Hathaway, Cl. B	208,747[a]		24,022,605
BlackRock	14,604		4,393,029
Capital One Financial	67,380		4,626,985
Charles Schwab	134,029		3,035,757
Citigroup	352,209		17,180,755
CME Group	35,555		2,638,537
Discover Financial Services	57,301		2,972,776
E*TRADE Financial	27,106	[a]	458,362
Franklin Resources	48,113		2,591,366
Goldman Sachs Group	48,449		7,793,506
IntercontinentalExchange	8,333	[a]	1,606,019
Invesco	51,561		1,740,184
JPMorgan Chase & Co.	437,795		22,563,954
Legg Mason	14,453		556,007
Leucadia National	36,317		1,029,224
McGraw-Hill Financial	31,691		2,208,229
Moody’s	22,303		1,575,930
Morgan Stanley	160,706		4,617,083
NASDAQ OMX Group	15,059		533,540
Northern Trust	25,444		1,435,550
NYSE Euronext	29,115		1,281,642
SLM	51,626		1,309,752
State Street	51,727		3,624,511
T. Rowe Price Group	29,868		2,312,082
			148,923,601

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Energy—10.2%
Anadarko Petroleum	57,942		5,521,293
Apache	46,813		4,156,994
Baker Hughes	51,015		2,963,461
Cabot Oil & Gas	49,012		1,731,104
Cameron International	28,486	[a]	1,562,742
Chesapeake Energy	60,587		1,694,013
Chevron	224,376		26,916,145
ConocoPhillips	140,931		10,330,242
CONSOL Energy	25,386		926,589
Denbury Resources	44,264	[a]	840,573
Devon Energy	43,720		2,763,978
Diamond Offshore Drilling	8,272	[b]	512,285
Ensco, Cl. A	26,673		1,537,698
EOG Resources	31,288		5,581,779
EQT	17,407		1,490,213
Exxon Mobil	510,468		45,748,142
FMC Technologies	26,863 [a]		1,357,925
Halliburton	98,075		5,200,917
Helmerich & Payne	12,323		955,649
Hess	33,460		2,716,952
Kinder Morgan	78,029		2,755,204
Marathon Oil	81,124		2,860,432
Marathon Petroleum	36,325		2,603,050
Murphy Oil	21,403		1,291,029
Nabors Industries	32,764		572,715
National Oilwell Varco	49,443		4,013,783
Newfield Exploration	15,347 [a]		467,316
Noble	29,586		1,115,392
Noble Energy	41,419		3,103,526
Occidental Petroleum	93,059		8,941,109
Peabody Energy	30,244		589,153
Phillips 66	71,490		4,606,101
Pioneer Natural Resources	15,882		3,252,316
QEP Resources	20,485		677,234
Range Resources	18,984		1,437,279
Rowan, Cl. A	14,515	[a]	523,701

12

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Schlumberger	153,352	14,372,149
Southwestern Energy	40,486 [a]	1,506,889
Spectra Energy	77,447	2,754,790
Tesoro	15,398	752,808
Transocean	38,918	1,831,870
Valero Energy	63,477	2,613,348
Williams	78,076	2,788,094
WPX Energy	21,944 [a]	485,840
		190,423,822
Food & Staples Retailing—2.3%
Costco Wholesale	50,542	5,963,956
CVS Caremark	141,804	8,828,717
Kroger	60,423	2,588,521
Safeway	27,819	970,883
Sysco	68,683	2,221,208
Wal-Mart Stores	188,766	14,487,791
Walgreen	100,802	5,971,510
Whole Foods Market	43,163	2,724,880
		43,757,466
Food, Beverage & Tobacco—5.3%
Altria Group	232,139	8,642,535
Archer-Daniels-Midland	75,776	3,099,238
Beam	18,244	1,227,821
Brown-Forman, Cl. B	18,828	1,374,067
Campbell Soup	19,759	841,141
Coca-Cola	443,089	17,533,032
Coca-Cola Enterprises	30,366	1,267,173
ConAgra Foods	47,387	1,507,380
Constellation Brands, Cl. A	19,211 [a]	1,254,478
Dr. Pepper Snapple Group	24,740	1,171,439
General Mills	75,065	3,784,777
Hershey	17,141	1,701,073
Hormel Foods	15,659 [b]	680,540
J.M. Smucker	12,163	1,352,647
Kellogg	28,815	1,822,549
Kraft Foods Group	68,327	3,715,622

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco (continued)
Lorillard	43,927		2,240,716
McCormick & Co.	15,260		1,055,229
Mead Johnson Nutrition	23,489		1,918,112
Molson Coors Brewing, Cl. B	18,047		974,538
Mondelez International, Cl. A	206,543		6,948,107
Monster Beverage	15,742	[a]	900,915
PepsiCo	178,991		15,051,353
Philip Morris International	187,707		16,728,448
Reynolds American	37,590		1,930,998
Tyson Foods, Cl. A	33,645		930,957
			99,654,885
Health Care Equipment & Services—4.1%
Abbott Laboratories	181,433		6,631,376
Aetna	43,853		2,749,583
AmerisourceBergen	26,425		1,726,345
Baxter International	63,167		4,160,810
Becton Dickinson & Co.	22,298		2,344,189
Boston Scientific	153,123	[a]	1,790,008
C.R. Bard	9,033		1,230,475
Cardinal Health	39,556		2,320,355
CareFusion	25,323	[a]	981,773
Cerner	33,813	[a]	1,894,542
Cigna	33,114		2,549,116
Covidien	53,997		3,461,748
DaVita HealthCare Partners	19,780	[a]	1,111,834
DENTSPLY International	16,652		784,309
Edwards Lifesciences	13,373	[a]	871,786
Express Scripts Holding	94,049	[a]	5,879,943
Humana	18,705		1,723,666
Intuitive Surgical	4,648	[a]	1,726,732
Laboratory Corp. of America Holdings	10,455	[a]	1,054,910
McKesson	26,286		4,109,553
Medtronic	115,683		6,640,204
Patterson	10,092		429,011
Quest Diagnostics	18,376		1,100,906
St. Jude Medical	32,851		1,885,319

14

Common Stocks (continued)	Shares		Value ($)
Health Care Equipment & Services (continued)
Stryker	33,610		2,482,435
Tenet Healthcare	12,045	[a]	568,404
UnitedHealth Group	118,274		8,073,383
Varian Medical Systems	12,661	[a]	918,935
WellPoint	34,478		2,923,734
Zimmer Holdings	19,984		1,748,000
			75,873,384
Household & Personal Products—2.2%
Avon Products	50,205		878,587
Clorox	15,233		1,373,864
Colgate-Palmolive	101,644		6,579,416
Estee Lauder, Cl. A	29,632		2,102,687
Kimberly-Clark	44,780		4,836,240
Procter & Gamble	317,239		25,617,049
			41,387,843
Insurance—2.9%
ACE	39,200		3,741,248
Aflac	54,307		3,528,869
Allstate	53,756		2,852,293
American International Group	170,984		8,831,324
Aon	36,127		2,857,284
Assurant	9,063		530,004
Chubb	29,773		2,741,498
Cincinnati Financial	17,007		850,350
Genworth Financial, Cl. A	57,088	[a]	829,489
Hartford Financial Services Group	52,743		1,777,439
Lincoln National	31,421		1,426,828
Loews	36,189		1,748,291
Marsh & McLennan	62,736		2,873,309
MetLife	129,825		6,142,021
Principal Financial Group	31,595		1,499,499
Progressive	65,042		1,689,141
Prudential Financial	53,611		4,363,399
Torchmark	11,328		825,358
Travelers	43,493		3,753,446
Unum Group	30,590		970,927

The Fund	15

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Insurance (continued)
XL Group	34,140		1,043,660
			54,875,677
Materials—3.4%
Air Products & Chemicals	24,263		2,644,910
Airgas	7,696		839,403
Alcoa	123,658		1,146,310
Allegheny Technologies	12,302		407,196
Avery Dennison	11,389		536,650
Ball	17,551		858,068
Bemis	11,478		457,972
CF Industries Holdings	6,890		1,485,484
Cliffs Natural Resources	16,289	[b]	418,302
Dow Chemical	140,000		5,525,800
E.I. du Pont de Nemours & Co.	106,633		6,525,940
Eastman Chemical	17,960		1,415,068
Ecolab	31,445		3,333,170
FMC	16,238		1,181,477
Freeport-McMoRan Copper & Gold	119,842		4,405,392
International Flavors & Fragrances	9,179		758,644
International Paper	51,484		2,296,701
LyondellBasell Industries, Cl. A	51,875		3,869,875
MeadWestvaco	20,116		701,043
Monsanto	61,837		6,485,465
Mosaic	39,432		1,807,957
Newmont Mining	57,527		1,568,186
Nucor	36,652		1,897,474
Owens-Illinois	19,129	[a]	608,111
PPG Industries	16,535		3,018,960
Praxair	34,275		4,274,435
Sealed Air	22,316		673,497
Sherwin-Williams	10,022		1,884,136
Sigma-Aldrich	13,646		1,179,424
United States Steel	16,728	[b]	416,360
Vulcan Materials	14,932		799,609
			63,421,019

16

Common Stocks (continued)	Shares		Value ($)
Media—3.6%
Cablevision Systems (NY Group), Cl. A	24,698		384,054
CBS, Cl. B	65,245		3,858,589
Comcast, Cl. A	303,312		14,431,585
DIRECTV	59,261	[a]	3,703,220
Discovery Communications, Cl. A	26,785	[a]	2,381,722
Gannett	25,974		718,701
Interpublic Group of Cos	48,090		807,912
News Corp., Cl. A	57,720	[a]	1,015,872
Omnicom Group	30,224		2,058,557
Scripps Networks Interactive, Cl. A	12,664		1,019,452
Time Warner	106,702		7,334,695
Time Warner Cable	33,729		4,052,539
Twenty-First Century Fox, Cl. A	230,881		7,868,424
Viacom, Cl. B	50,342		4,192,985
Walt Disney	192,814		13,225,112
Washington Post, Cl. B	566		364,119
			67,417,538
Pharmaceuticals, Biotech &
Life Sciences—8.6%
AbbVie	183,613		8,896,050
Actavis	20,090	[a]	3,105,512
Agilent Technologies	38,377		1,948,017
Alexion Pharmaceuticals	22,557	[a]	2,773,383
Allergan	34,372		3,114,447
Amgen	87,353		10,132,948
Biogen Idec	27,419	[a]	6,695,446
Bristol-Myers Squibb	190,123		9,985,260
Celgene	47,698	[a]	7,082,676
Eli Lilly & Co.	115,397		5,749,079
Forest Laboratories	27,190	[a]	1,278,746
Gilead Sciences	176,556	[a]	12,533,710
Hospira	18,784	[a]	761,128
Johnson & Johnson	326,773		30,262,448
Life Technologies	20,387	[a]	1,535,345
Merck & Co.	339,454		15,305,981

The Fund	17

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Mylan	45,731	[a]	1,731,833
PerkinElmer	13,167		500,873
Perrigo	10,906	[b]	1,503,828
Pfizer	767,754		23,554,693
Regeneron Pharmaceuticals	8,810	[a]	2,533,756
Thermo Fisher Scientific	41,542		4,061,977
Vertex Pharmaceuticals	26,727	[a]	1,906,704
Waters	10,329	[a]	1,042,403
Zoetis	57,959		1,834,982
			159,831,225
Real Estate—1.9%
American Tower	45,330	[c]	3,596,935
Apartment Investment & Management, Cl. A	16,932	[c]	473,757
AvalonBay Communities	14,067	[c]	1,759,078
Boston Properties	17,443	[c]	1,805,351
CBRE Group, Cl. A	32,190	[a]	747,774
Equity Residential	38,844	[c]	2,033,872
HCP	52,423	[c]	2,175,555
Health Care	32,443	[c]	2,103,929
Host Hotels & Resorts	86,166	[c]	1,598,379
Kimco Realty	45,691	[c]	981,443
Macerich	15,857	[c]	938,893
Plum Creek Timber	18,356	[c]	833,362
Prologis	57,621	[c]	2,301,959
Public Storage	16,547	[c]	2,762,853
Simon Property Group	36,172	[c]	5,590,383
Ventas	33,642	[c]	2,194,804
Vornado Realty Trust	19,668	[c]	1,751,632
Weyerhaeuser	67,675	[c]	2,057,320
			35,707,279
Retailing—4.4%
Abercrombie & Fitch, Cl. A	10,036		376,149
Amazon.com	42,907	[a]	15,619,435
AutoNation	7,436	[a]	358,638
AutoZone	4,121	[a]	1,791,357

18

Common Stocks (continued)	Shares		Value ($)
Retailing (continued)
Bed Bath & Beyond	25,402	[a]	1,964,083
Best Buy	30,940		1,324,232
CarMax	25,600	[a]	1,202,944
Dollar General	34,910	[a]	2,017,100
Dollar Tree	25,436	[a]	1,485,462
Expedia	12,440		732,467
Family Dollar Stores	11,285		777,311
GameStop, Cl. A	13,573		744,072
Gap	32,012		1,184,124
Genuine Parts	17,814		1,404,278
Home Depot	166,141		12,940,722
J.C. Penney	22,190	[a,b]	166,425
Kohl’s	23,685		1,345,308
L Brands	28,389		1,777,435
Lowe’s	121,992		6,072,762
Macy’s	43,647		2,012,563
Netflix	6,829	[a]	2,202,216
Nordstrom	17,712		1,071,045
O’Reilly Automotive	12,878	[a]	1,594,425
PetSmart	12,511		910,300
priceline.com	5,987	[a]	6,309,280
Ross Stores	26,051		2,015,045
Staples	79,268	[b]	1,277,800
Target	73,198		4,742,498
The TJX Companies	83,249		5,060,707
Tiffany & Co.	12,775		1,011,397
TripAdvisor	12,694	[a]	1,049,921
Urban Outfitters	11,917	[a]	451,416
			82,992,917
Semiconductors & Semiconductor
Equipment—2.0%
Altera	37,276		1,252,474
Analog Devices	34,931		1,722,098
Applied Materials	136,713		2,440,327
Broadcom, Cl. A	63,744		1,703,240
First Solar	7,687	[a,b]	386,425

The Fund	19

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Semiconductors & Semiconductor
Equipment (continued)
Intel	575,383		14,056,607
KLA-Tencor	18,662		1,224,227
Lam Research	18,864	[a]	1,022,995
Linear Technology	26,987		1,110,245
LSI	64,061		543,237
Microchip Technology	22,816	[b]	980,175
Micron Technology	117,734	[a]	2,081,537
NVIDIA	70,747	[b]	1,073,939
Teradyne	22,312	[a,b]	390,237
Texas Instruments	128,490		5,406,859
Xilinx	29,742		1,350,882
			36,745,504
Software & Services—9.1%
Accenture, Cl. A	75,241		5,530,213
Adobe Systems	54,202	[a]	2,937,748
Akamai Technologies	21,258	[a]	951,083
Autodesk	26,096	[a]	1,041,491
Automatic Data Processing	56,364		4,225,609
CA	37,335		1,185,760
Citrix Systems	21,695	[a]	1,231,842
Cognizant Technology Solutions, Cl. A	34,663	[a]	3,013,255
Computer Sciences	17,998		886,581
eBay	134,527	[a]	7,090,918
Electronic Arts	36,996	[a]	971,145
Fidelity National Information Services	33,567		1,636,391
Fiserv	15,475	[a]	1,620,697
Google, Cl. A	32,426	[a]	33,417,587
International Business Machines	119,419		21,401,079
Intuit	34,408		2,457,075
MasterCard, Cl. A	12,111		8,684,798
Microsoft	878,939		31,070,494
Oracle	413,619		13,856,237
Paychex	37,731	[b]	1,594,512
Red Hat	22,540	[a]	975,306
salesforce.com	63,569	[a]	3,392,042

20

Common Stocks (continued)	Shares		Value ($)
Software & Services (continued)
Symantec	80,617		1,833,231
Teradata	19,673	[a]	866,989
Total System Services	19,231		573,661
VeriSign	15,680	[a]	851,110
Visa, Cl. A	59,848		11,770,306
Western Union	65,853		1,120,818
Yahoo!	112,279	[a]	3,697,347
			169,885,325
Technology Hardware &
Equipment—6.2%
Amphenol, Cl. A	18,509		1,486,088
Apple	105,384		55,047,332
Cisco Systems	621,705		13,988,362
Corning	172,936		2,955,476
EMC	242,890		5,846,362
F5 Networks	9,160	[a]	746,632
FLIR Systems	17,012		484,502
Harris	13,218		818,987
Hewlett-Packard	225,540		5,496,410
Jabil Circuit	21,158		441,356
JDS Uniphase	27,367	[a]	358,234
Juniper Networks	59,406	[a]	1,107,328
Molex	16,286		628,640
Motorola Solutions	27,481		1,718,112
NetApp	41,011		1,591,637
QUALCOMM	198,935		13,820,014
SanDisk	27,537		1,913,822
Seagate Technology	36,966		1,799,505
TE Connectivity	47,834		2,462,973
Western Digital	24,717		1,721,045
Xerox	134,420		1,336,135
			115,768,952
Telecommunication Services—2.4%
AT&T	615,952		22,297,462
CenturyLink	69,678		2,359,297
Crown Castle International	38,156	[a]	2,900,619

The Fund	21

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Telecommunication Services (continued)
Frontier Communications	111,693	[b]	492,566
Verizon Communications	331,175		16,727,649
Windstream Holdings	65,334	[b]	558,606
			45,336,199
Transportation—1.9%
C.H. Robinson Worldwide	18,312		1,093,959
CSX	119,246		3,107,551
Delta Air Lines	97,905		2,582,734
Expeditors International of Washington	23,731		1,074,777
FedEx	33,948		4,447,188
Kansas City Southern	12,711		1,544,641
Norfolk Southern	37,042		3,186,353
Ryder System	6,008		395,507
Southwest Airlines	84,296		1,451,577
Union Pacific	53,911		8,162,125
United Parcel Service, Cl. B	83,761		8,228,681
			35,275,093
Utilities—3.0%
AES	73,698		1,038,405
AGL Resources	13,011		622,706
Ameren	27,134		981,708
American Electric Power	56,263		2,635,359
CenterPoint Energy	50,073		1,231,796
CMS Energy	30,747		844,313
Consolidated Edison	33,393		1,944,140
Dominion Resources	66,502		4,239,502
DTE Energy	19,923		1,377,476
Duke Energy	81,645		5,856,396
Edison International	37,654		1,846,176
Entergy	20,150		1,304,108
Exelon	97,874		2,793,324
FirstEnergy	48,563		1,839,081
Integrys Energy Group	8,916		523,191

22

Common Stocks (continued)	Shares		Value ($)
Utilities (continued)
NextEra Energy	49,023		4,154,699
NiSource	35,811		1,128,763
Northeast Utilities	35,573		1,525,726
NRG Energy	37,309		1,064,426
ONEOK	24,136		1,363,684
Pepco Holdings	27,041		521,350
PG&E	50,602		2,117,694
Pinnacle West Capital	12,232		685,359
PPL	73,208		2,242,361
Public Service Enterprise Group	58,443		1,957,841
SCANA	16,143		752,748
Sempra Energy	26,117		2,380,303
Southern	100,570		4,114,319
TECO Energy	24,970		428,735
Wisconsin Energy	26,531		1,117,220
Xcel Energy	56,369		1,626,809
			56,259,718
Total Common Stocks
(cost $1,175,442,300)			1,811,102,809
	Principal
Short-Term Investments—.2%	Amount ($)		Value ($)
U.S. Treasury Bills:
0.01%, 12/5/13	1,320,000		1,319,960
0.05%, 3/13/14	1,425,000		1,424,712
Total Short-Term Investments
(cost $2,744,741)			2,744,672

Other Investment—2.8%	Shares		Value ($)
Registered Investment Company;
Dreyfus
Institutional Preferred
Plus Money Market Fund
(cost $51,700,177)	51,700,177	[d]	51,700,177

The Fund	23

STATEMENT OF INVESTMENTS (continued)

Investment of Cash Collateral
for Securities Loaned—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $6,186,032)	6,186,032 [d]	6,186,032
Total Investments (cost $1,236,073,250)	100.2%	1,871,733,690
Liabilities, Less Cash and Receivables	(.2%)	(2,902,703)
Net Assets	100.0%	1,868,830,987

a Non-income producing security.
b Security, or portion thereof, on loan.At October 31, 2013 the value of the fund’s securities on loan was $9,212,562 and the value of the collateral held by the fund was $9,379,500, consisting of cash collateral of $6,186,032 and
U.S. Government & Agency securities valued at $3,193,468.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Energy	10.2	Insurance	2.9
Software & Services	9.1	Banks	2.7
Pharmaceuticals,		Telecommunication Services	2.4
Biotech & Life Sciences	8.6	Food & Staples Retailing	2.3
Diversified Financials	8.0	Household & Personal Products	2.2
Capital Goods	7.9	Semiconductors &
Technology Hardware & Equipment	6.2	Semiconductor Equipment	2.0
Food, Beverage & Tobacco	5.3	Real Estate	1.9
Retailing	4.4	Transportation	1.9
Health Care Equipment & Services	4.1	Consumer Services	1.8
Media	3.6	Consumer Durables & Apparel	1.2
Materials	3.4	Automobiles & Components	1.1
Short-Term/		Commercial & Professional Services	.7
Money Market Investments	3.3
Utilities	3.0		100.2

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES
October 31, 2013

		Market Value		Unrealized
		Covered by		Appreciation
	Contracts	Contracts ($)	Expiration	at 10/31/2013	($)
Financial Futures Long
Standard & Poor’s 500 E-mini	650	56,907,500	December 2013	1,842,518

See notes to financial statements.

The Fund	25

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,212,562)—Note 1(b):
Unaffiliated issuers	1,178,187,041	1,813,847,481
Affiliated issuers	57,886,209	57,886,209
Cash		1,930,545
Dividends and securities lending income receivable		1,871,533
Receivable for shares of Capital Stock subscribed		471,068
Other receivables		6,450
		1,876,013,286
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(a)		298,913
Liability for securities on loan—Note 1(b)		6,186,032
Payable for shares of Capital Stock redeemed		381,489
Payable for futures variation margin—Note 4		311,765
Accrued expenses		4,100
		7,182,299
Net Assets ($)		1,868,830,987
Composition of Net Assets ($):
Paid-in capital		1,243,778,459
Accumulated undistributed investment income—net		10,191,133
Accumulated net realized gain (loss) on investments		(22,641,563)
Accumulated net unrealized appreciation (depreciation)
on investments (including $1,842,518 net unrealized
appreciation on financial futures)		637,502,958
Net Assets ($)		1,868,830,987
Shares Outstanding
(150 millon shares of $.001 par value Capital Stock authorized)		51,662,342
Net Asset Value, offering and redemption price per share ($)		36.17

See notes to financial statements.

26

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Income:
Cash dividends (net of $21,552 foreign taxes withheld at source):
Unaffiliated issuers	34,778,624
Affiliated issuers	26,099
Income from securities lending—Note 1(b)	76,160
Interest	724
Total Income	34,881,607
Expenses:
Management fee—Note 3(a)	3,149,183
Directors’ fees—Note 3(a,b)	103,849
Loan commitment fees—Note 2	14,548
Interest expense—Note 2	38
Total Expenses	3,267,618
Less—Directors’ fees reimbursed by the Manager—Note 3(a)	(103,849)
Net Expenses	3,163,769
Investment Income—Net	31,717,838
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	4,063,948
Net realized gain (loss) on financial futures	4,830,150
Net Realized Gain (Loss)	8,894,098
Net unrealized appreciation (depreciation) on investments	329,607,171
Net unrealized appreciation (depreciation) on financial futures	2,464,631
Net Unrealized Appreciation (Depreciation)	332,071,802
Net Realized and Unrealized Gain (Loss) on Investments	340,965,900
Net Increase in Net Assets Resulting from Operations	372,683,738

See notes to financial statements.

The Fund	27

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment income—net	31,717,838	24,450,612
Net realized gain (loss) on investments	8,894,098	16,984,335
Net unrealized appreciation
(depreciation) on investments	332,071,802	127,060,228
Net Increase (Decrease) in Net Assets
Resulting from Operations	372,683,738	168,495,175
Dividends to Shareholders from ($):
Investment income—net	(29,508,079)	(22,363,506)
Capital Stock Transactions ($):
Net proceeds from shares sold	580,773,076	348,665,208
Dividends reinvested	24,806,123	19,038,337
Cost of shares redeemed	(449,157,920)	(260,041,940)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	156,421,279	107,661,605
Total Increase (Decrease) in Net Assets	499,596,938	253,793,274
Net Assets ($):
Beginning of Period	1,369,234,049	1,115,440,775
End of Period	1,868,830,987	1,369,234,049
Undistributed investment income—net	10,191,133	8,189,072
Capital Share Transactions (Shares):
Shares sold	17,725,183	12,512,466
Shares issued for dividends reinvested	795,878	708,644
Shares redeemed	(13,980,478)	(9,422,849)
Net Increase (Decrease) in Shares Outstanding	4,540,583	3,798,261

See notes to financial statements.

28

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
	2013	2012	2011	2010	2009
Per Share Data ($):
Net asset value,
beginning of period	29.06	25.75	24.29	21.26	20.18
Investment Operations:
Investment income—net[a]	.65	.55	.48	.43	.44
Net realized and unrealized
gain (loss) on investments	7.08	3.27	1.45	3.02	1.42
Total from Investment Operations	7.73	3.82	1.93	3.45	1.86
Distributions:
Dividends from
investment income—net	(.62)	(.51)	(.47)	(.42)	(.46)
Dividends from net realized
gain on investments	—	—	—	—	(.32)
Total Distributions	(.62)	(.51)	(.47)	(.42)	(.78)
Net asset value, end of period	36.17	29.06	25.75	24.29	21.26
Total Return (%)	26.96	15.00	7.94	16.39	9.84
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.21	.21	.21	.21	.21
Ratio of net expenses
to average net assets	.20	.20	.20	.20	.20
Ratio of net investment income
to average net assets	2.01	1.97	1.84	1.85	2.38
Portfolio Turnover Rate	3.45	3.28	2.12	7.64	4.99
Net Assets, end of period
($ x 1,000)	1,868,831	1,369,234	1,115,441	923,496	855,312

a Based on average shares outstanding at each month end.
See notes to financial statements.

The Fund	29

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus BASIC S&P 500 Stock Index Fund (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series including the fund.The fund’s investment objective seeks to match the total return of the Standard & Poor’s 500® Composite Stock Price Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unad-

30

justed quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Company’s Board of Directors (the “Board”).These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

32

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund's investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common Stocks†	1,809,565,111	—	—	1,809,565,111
Equity Securities—
Foreign
Common Stocks†	1,537,698	—	—	1,537,698
Mutual Funds	57,886,209	—	—	57,886,209
U.S. Treasury	—	2,744,672	—	2,744,672
Other Financial
Instruments:
Financial Futures††	1,842,518	—	—	1,842,518

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation at period end.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2013, The Bank of New York Mellon earned $23,138 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

Affiliated
Investment	Value			Value	Net
Company	10/31/2012 ($)	Purchases ($)	Sales ($)	10/31/2013 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	24,195,395	335,855,915	308,351,133	51,700,177	2.8
Dreyfus
Institutional
Cash
Advantage
Fund	10,338,697	90,063,512	94,216,177	6,186,032.3
Total	34,534,092	425,919,427	402,567,310	57,886,209	3.1

34

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a quarterly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable pro visions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $9,917,944, undistributed capital gains $1,394,333 and unrealized appreciation $613,740,251.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $29,508,079 and $22,363,506, respectively.

The Fund	35

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for real estate investment trusts, the fund decreased accumulated undistributed investment income-net by $207,698 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

36

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2013 was approximately $3,300 with a related weighted average annualized interest rate of 1.14%.

NOTE 3—Investment Management Fee And Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund.The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at an annual rate of .20% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, interest expenses, commitment fees on borrowings, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $103,849.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $309,033, which are offset against an expense reimbursement currently in effect in the amount of $10,120.

(b) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	37

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and financial futures, during the period ended October 31, 2013, amounted to $192,000,064 and $52,983,463, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange guarantees the financial futures against default. Financial futures open at October 31, 2013 are set forth in the Statement of Financial Futures.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

Average Market Value ($)
Equity financial futures	34,646,458

38

At October 31, 2013, the cost of investments for federal income tax purposes was $1,257,993,439; accordingly, accumulated net unrealized appreciation on investments was $613,740,251, consisting of $689,483,022 gross unrealized appreciation and $75,742,771 gross unrealized depreciation.

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”).The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share.The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 (“Step One”) and in a go-private merger in December 2007 (“Step Two”). In 2008, approximately one year after the LBO was concluded,Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims.These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been

The Fund	39

NOTES TO FINANCIAL STATEMENTS (continued)

transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del.Adv. Pro. No. 10-54010 (KJC)).The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange.There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case.The case is now proceeding as: Mark S. Kirchner, as LitigationTrustee for theTribune LitigationTrust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court.The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL, including all cases with Deutsche Bank Trust Company Americas or William A. Niese as the lead plaintiff.The fund was a defendant in at least one of the dismissed cases.The motion had no effect on the FitzSimons case, which had been stayed.

40

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. Briefing on the appeal and cross appeal is scheduled for completion in April 2014.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Under Master Case Order No. 4, the parties – through their executive committees and liaison counsel – are to attempt to negotiate a protocol for motions to dismiss and other procedural issues in December 2013 and January 2014. No answers to the Fifth Amended Complaint in the FitzSimons case may be filed at this time, and no briefing schedule for any further motions has been set.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

The Fund	41

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus BASIC S&P 500 Stock Index Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and financial futures, as of October 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus BASIC S&P 500 Stock Index Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

42

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $29,508,079 as ordinary income dividends paid during the year ended October 31, 2013 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2013 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2014 of the percentage applicable to the preparation of their 2013 income tax returns.

The Fund	43

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

44

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	45

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

46

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	47

NOTES

For More Information

Ticker Symbol: DSPIX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
U.S. Treasury
Reserves

ANNUAL REPORT October 31, 2013

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Changes in Net Assets
12	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Important Tax Information
22	Board Members Information
24	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
U.S. Treasury Reserves

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus U.S. Treasury Reserves, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period proved challenging for most income-oriented investments, as a gradually strengthening U.S. economy and expectations of less aggressively stimulative monetary policies drove longer term interest rates higher and bond prices lower. However, as they have been for the past several years, short-term interest rates and yields of money market instruments remained anchored near historical lows by an unchanged overnight federal funds rate.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. However, inflation is likely to remain muted, so monetary policy can remain stimulative, and short-term interest rates appear likely to remain near current levels for some time to come. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by Patricia A. Larkin, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus U.S.Treasury Reserves’ Investor shares produced a yield of 0.00%, and Class R shares produced a yield of 0.00%. Taking into account the effects of compounding, the fund’s Investor shares and Class R shares also produced effective yields of 0.00% and 0.00%, respectively.1

Although a sustained economic recovery and anticipation of an end to the Federal Reserve Board’s (the “Fed”) quantitative easing program caused long-term interest rates to rise during the reporting period, yields of short-term U.S.Treasury obligations remained anchored near historical lows by an unchanged target for the federal funds rate between 0% and 0.25%.

The Fund’s Investment Approach

The fund seeks a high level of current income consistent with stability of principal.As a U.S. Treasury money market fund, we attempt to provide shareholders with an investment vehicle that is made up of direct U.S.Treasury obligations with remaining maturities of 13 months or less, as well as repurchase agreements with securities dealers, which are backed by U.S. Treasuries. To pursue its goal, the fund normally invests only in direct obligations of the U.S. Treasury and in repurchase agreements secured by these obligations.

U.S. Economic Recovery Gained Traction

The reporting period began in November 2012 in the midst of improved economic news, as the unemployment rate fell to 7.8% and pending home sales increased.The unemployment rate remained steady in December, but retailers reported sluggish holiday sales, contributing to an annualized U.S. GDP growth of just 0.1% for the fourth quarter of 2012.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

January 2013 also portrayed a sluggish recovery with the addition of 157,000 jobs, but the unemployment rate inched upwards to 7.9%. The uptick was reversed in February, when the unemployment rate slid to 7.7% and 236,000 new jobs were created. Just 88,000 new jobs were added in March while the unemployment rate edged lower to 7.6%. The economy achieved only a 1.1% annualized growth rate during the first quarter of 2013, mainly due to lower government spending.

The gradual economic recovery persisted in April as 165,000 jobs were added and the unemployment rate fell to 7.5%. In late May, remarks by Fed Chairman Ben Bernanke signaled that the central bank would begin to curtail its quantitative easing program sooner than expected.The Fed’s more hawkish stance seemed to be at odds with subsequent releases of economic data, which showed a decline in U.S. manufacturing activity and an increase in the unemployment rate to 7.6%. Nonetheless, in June, heightened investor uncertainty drove longer term interest rates higher despite robust increases in home and automobile sales, expansions of the manufacturing and service sectors, and the creation of 195,000 jobs with no change in the unemployment rate. For the second quarter, the U.S. economy grew at a more respectable 2.5% annualized rate.

July brought welcome evidence of market stabilization when investors realized that imminent increases in short-term rates were unlikely. The labor market continued to strengthen with 162,000 new jobs and a decline in the unemployment rate to 7.4%. In August, the manufacturing sector expanded at its fastest pace since June 2011, 169,000 jobs were added, and the unemployment rate dipped to 7.3%.

Financial markets rallied in September when the Fed refrained from tapering its quantitative easing program. In addition, manufacturing activity posted its fourth consecutive month of expansion, and the service sector grew for the 45th straight month. However, a relatively disappointing 146,000 jobs were added in September while the unemployment rate inched lower to 7.2%. It later was announced U.S. economic activity accelerated to a 2.8% annualized growth rate during the third quarter.

4

In spite of a 16-day U.S. government shutdown, October saw 204,000 new jobs, even as temporary layoffs of government workers drove the unemployment rate to 7.3%. The private sector posted employment gains in the leisure and hospitality, retail trade, professional and technical services, manufacturing, and health care sectors. Other data released in October, such as a decline in pending home sales, demonstrated that economic headwinds remain, and the Fed again refrained from reducing its bond purchases at its October meeting.

No Change Expected for Short-Term Rates

Despite the accelerating economic recovery and higher long-term interest rates, yields of U.S. Treasury bills remained near zero percent throughout the reporting period, and yield differences along the market’s maturity spectrum stayed relatively narrow. Therefore, as we have for some time, we maintained the fund’s weighted average maturity in a market-neutral position.

November 15, 2013

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1 Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yields would have been lower, and in some cases, 7-day yields during the reporting period would have been negative absent the expense absorption.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Reserves from May 1, 2013 to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.30	$.30
Ending value (after expenses)	$1,000.00	$1,000.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2013

	Investor Shares	Class R Shares
Expenses paid per $1,000†	$.31	$.31
Ending value (after expenses)	$1,024.90	$1,024.90

† Expenses are equal to the fund’s annualized expense ratio of .06% for Investor shares and .06% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
October 31, 2013

	Annualized
	Yield on
	Date of	Principal
U.S. Treasury Bills—17.5%	Purchase (%)	Amount ($)	Value ($)
12/5/13	0.02	35,000,000	34,999,339
3/27/14	0.04	25,000,000	24,995,944
Total U.S. Treasury Bills
(cost $59,995,283)			59,995,283

U.S. Treasury Notes—33.6%
11/15/13	0.05	25,000,000	25,039,925
11/30/13	0.08	45,000,000	45,006,438
2/28/14	0.22	10,000,000	10,055,122
3/31/14	0.09	25,000,000	25,016,685
5/31/14	0.06	10,000,000	10,124,159
Total U.S. Treasury Notes
(cost $115,242,329)			115,242,329

Repurchase Agreements—48.5%
Citigroup Global Markets Holdings Inc.
dated 10/31/13, due 11/1/13 in the amount
of $55,000,122 (fully collateralized by
$56,949,600 U.S. Treasury Notes,
0.25%-1.13%, due 2/15/15-4/30/20,
value $56,100,086)	0.08	55,000,000	55,000,000
Goldman, Sachs & Co.
dated 10/31/13, due 11/1/13 in the amount
of $56,000,078 (fully collateralized by
$67,468,500 U.S. Treasury Inflation
Protected Securities, 0.63%,
due 2/15/43, value $57,120,101)	0.05	56,000,000	56,000,000

The Fund	7

STATEMENT OF INVESTMENTS (continued)

	Annualized
	Yield on
	Date of	Principal
Repurchase Agreements (continued)	Purchase (%)	Amount ($)	Value ($)
JPMorgan Chase & Co.
dated 10/31/13, due 11/1/13 in the amount
of $55,000,138 (fully collateralized by
$51,321,500 U.S. Treasury Inflation
Protected Securities, 0.13%-2.63%,
due 7/15/17-1/15/22, value $56,104,290)	0.09	55,000,000	55,000,000
Total Repurchase Agreements
(cost $166,000,000)			166,000,000

Total Investments (cost $341,237,612)		99.6%	341,237,612

Cash and Receivables (Net)		.4%	1,264,484

Net Assets		100.0%	342,502,096

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Repurchase Agreements	48.5	U.S. Treasury Bills	17.5
U.S. Treasury Notes	33.6		99.6

† Based on net assets.
See notes to financial statements.

8

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2013

	Cost	Value
Assets ($):
Investments in securities—See Statement of
Investments (including Repurchase Agreements
of $166,000,000)—Note 1(b)	341,237,612	341,237,612
Cash		604,500
Interest receivable		668,449
		342,510,561
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		8,465
Net Assets ($)		342,502,096
Composition of Net Assets ($):
Paid-in capital		342,502,096
Net Assets ($)		342,502,096

Net Asset Value Per Share
	Investor Shares	Class R Shares
Net Assets ($)	155,846,690	186,655,406
Shares Outstanding	155,846,562	186,655,534
Net Asset Value Per Share ($)	1.00	1.00

See notes to financial statements.

The Fund	9

STATEMENT OF OPERATIONS
Year Ended October 31, 2013

Investment Income ($):
Interest Income	310,614
Expenses:
Management fee—Note 2(a)	1,745,517
Distribution Plan fees (Investor Shares)—Note 2(b)	274,601
Directors’ fees—Note 2(a,c)	32,546
Total Expenses	2,052,664
Less—reduction in expenses due to undertaking—Note 2(a)	(1,709,630)
Less—Directors’ fees reimbursed by the Manager—Note 2(a)	(32,546)
Net Expenses	310,488
Investment Income—Net, representing net increase
in net assets resulting from operations	126

See notes to financial statements.

10

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2013	2012
Operations ($):
Investment Income-Net, representing net increase
in net assets resulting from operations	126	112
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(48)	(1,958)
Class R Shares	(78)	(2,544)
Total Dividends	(126)	(4,502)
Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold:
Investor Shares	135,319,858	67,867,906
Class R Shares	362,758,319	603,265,823
Dividends reinvested:
Investor Shares	48	1,928
Class R Shares	—	28
Cost of shares redeemed:
Investor Shares	(101,501,793)	(71,823,080)
Class R Shares	(390,493,559)	(541,985,227)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	6,082,873	57,327,378
Total Increase (Decrease) in Net Assets	6,082,873	57,322,988
Net Assets ($):
Beginning of Period	336,419,223	279,096,235
End of Period	342,502,096	336,419,223

See notes to financial statements.

The Fund	11

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

			Year Ended October 31,
Investor Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.71		.71		.71		.71		.73
Ratio of net expenses
to average net assets	.09		.10		.12		.21		.39
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Net Assets, end of period ($ x 1,000)	155,847		122,029		125,984		116,980		125,821

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

12

			Year Ended October 31,
Class R Shares	2013		2012		2011		2010		2009
Per Share Data ($):
Net asset value, beginning of period	1.00		1.00		1.00		1.00		1.00
Investment Operations:
Investment income—net[a]	.000		.000		.000		.000		.000
Distributions:
Dividends from
investment income—net[a]	(.000)		(.000)		(.000)		(.000)		(.000)
Net asset value, end of period	1.00		1.00		1.00		1.00		1.00
Total Return (%)	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.51		.51		.50		.51		.53
Ratio of net expenses
to average net assets	.09		.11		.12		.21		.38
Ratio of net investment income
to average net assets	.00	[b]	.00	[b]	.00	[b]	.00	[b]	.01
Net Assets, end of period ($ x 1,000)	186,655		214,391		153,112		196,629		400,154

a	Amount represents less than $.001 per share.
b	Amount represents less than .01%.

See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus U.S. Treasury Reserves (the “fund”) is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund. The fund’s investment objective is to seek a high level of current income consistent with stability of principal. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold without a sales charge.The fund is authorized to issue 1 billion shares of $.001 par value Capital Stock in each of the following classes of shares: Investor and Class R. Investor shares are sold primarily to retail investors through financial intermediaries and bear Distribution Plan fees. Class R shares are sold primarily to bank trust departments and other financial service providers (including The Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution Plan fees. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

14

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate market value, the fair value of the portfolio securities will be determined by procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	15

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

Short-Term
Valuation Inputs	Investments ($)†
Level 1—Unadjusted Quoted Prices	—
Level 2—Other Significant Observable Inputs	341,237,612
Level 3—Significant Unobservable Inputs	—
Total	341,237,612
† See Statement of Investments for additional detailed categorizations.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis.

16

Realized gains and losses from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller.At October 31, 2013, the fund had investments in repurchase agreements with a gross value of $166,000,000 in the Statement of Assets and Liabilities. The value of related collateral exceeded the value of repurchase agreements. See the Statement of Investments for detailed collateral information.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2013 and October 31, 2012 were all ordinary income.

At October 31, 2013, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Investment Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the fund. The Manager also directs the investments of the fund in accordance with its investment objective, policies and limitations. For these services, the fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of .50% of the value of the fund’s average daily net assets. Out of its fee, the Manager pays all of the expenses of the fund except brokerage fees, taxes, Distribution Plan fees, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the fund’s allocable portion of

18

fees and expenses of the non-interested Directors (including counsel fees). During the period ended October 31, 2013, fees reimbursed by the Manager amounted to $32,546.

The Manager has undertaken to waive receipt of the management fee and/or reimburse operating expenses in order to facilitate a daily yield at or above a certain level which may change from time to time.This undertaking is voluntary and not contractual, and may be terminated at any time. The reduction in expenses, pursuant to the undertaking, amounted to $841,956 for Investor shares and $867,674 for Class R shares during the period ended October 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Investor shares may pay annually up to .25% (currently limited by the Board to .20%) of the value of the average daily net assets attributable to its Investor shares to compensate the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Investor shares. During the period ended October 31, 2013, Investor shares were charged $274,601 pursuant to the Distribution Plan.

Under its terms, the Distribution Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $140,323 and Distribution Plan fees $28,073, which are offset against an expense reimbursement currently in effect in the amount of $159,931.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

The Fund	19

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus U.S. Treasury Reserves (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statement of investments, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus U.S.Treasury Reserves as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

20

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 100% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code.

The Fund	21

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (70)
Chairman of the Board (1999)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
No. of Portfolios for which Board Member Serves: 141
———————
Francine J. Bovich (62)
Board Member (2012)
Principal Occupation During Past 5Years:
• Trustee,The Bradley Trusts, private trust funds (2011-present)
• Managing Director, Morgan Stanley Investment Management (1993-2010)
No. of Portfolios for which Board Member Serves: 40
———————
James M. Fitzgibbons (79)
Board Member (1994)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• Bill Barrett Corporation, an oil and natural gas exploration company, Director (2004-2012)
No. of Portfolios for which Board Member Serves: 26
———————
Kenneth A. Himmel (67)
Board Member (1994)
Principal Occupation During Past 5Years:
• President and CEO, Related Urban Development, a real estate development company (1996-present)
• President and CEO, Himmel & Company, a real estate development company (1980-present)
• CEO,American Food Management, a restaurant company (1983-present)
No. of Portfolios for which Board Member Serves: 26

22

Stephen J. Lockwood (66)
Board Member (1994)
Principal Occupation During Past 5Years:
• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)
No. of Portfolios for which Board Member Serves: 26
———————
Roslyn M. Watson (64)
Board Member (1994)
Principal Occupation During Past 5Years:
• Principal,Watson Ventures, Inc., a real estate investment company (1993-present)
No. of Portfolios for which Board Member Serves: 36
———————
Benaree Pratt Wiley (67)
Board Member (1998)
Principal Occupation During Past 5Years:
• Principal,TheWiley Group, a firm specializing in strategy and business development (2005-present)
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)
No. of Portfolios for which Board Member Serves: 61
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

J.Tomlinson Fort, Emeritus Board Member

The Fund	23

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of the Distributor since June 2007. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 68 investment companies (comprised of 141 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since February 1988.

JOHN PAK, Chief Legal Officer since March 2013.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since August 2012; from March 2005 to July 2012, Managing Director of Deutsche Bank, Deputy Global Head of Deutsche Asset Management Legal and Regional Head of Deutsche Asset Management Americas Legal. He is an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since August 2012.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Assistant General Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 50 years old and has been an employee of the Manager since February 1984.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 40 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. She is 58 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since June 2000.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since February 1991.

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 61 years old and has been an employee of the Manager since May 1986.

24

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 54 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 69 investment companies (comprised of 166 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (69 investment companies, comprised of 166 portfolios). He is 56 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

MATTHEW D. CONNOLLY, Anti-Money Laundering Compliance Officer since April 2012.

Anti-Money Laundering Compliance Officer of the Distributor since October 2011; from March 2010 to September 2011, Global Head, KYC Reviews and Director, UBS Investment Bank; until March 2010, AML Compliance Officer and Senior Vice President, Citi Global Wealth Management. He is an officer of 64 investment companies (comprised of 161 portfolios) managed by the Manager. He is 41 years old and has been an employee of the Distributor since October 2011.

The Fund	25

For More Information

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day.  The schedule of holdings will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the date of the posted holdings.

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how the fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
25	Statement of Financial Futures
26	Statement of Options Written
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statement of Changes in Net Assets
31	Financial Highlights
35	Notes to Financial Statements
61	Report of Independent Registered Public Accounting Firm
62	Important Tax Information
63	Board Members Information
65	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Fixed
Income Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Fixed Income Fund, covering the 12-month period from November 1, 2012, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a challenging environment for many fixed-income securities, as a gradually strengthening U.S. economy and expectations of more moderately stimulative monetary policies drove longer term interest rates higher and bond prices lower. In this environment, corporate-backed bonds generally held up better than their government- and agency-issued counterparts, eking out mildly positive returns, on average, as default rates remained low and issuers’ business prospects improved along with the economy.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of November 1, 2012, through October 31, 2013, as provided by David Leduc, CFA, and David Horsfall, CFA, Portfolio Managers

Fund and Market Performance Overview

For the 12-month period ended October 31, 2013, Dreyfus Opportunistic Fixed Income Fund’s Class A shares produced a total return of 2.54%, Class C shares returned 1.72%, Class I shares returned 2.74%, and Class Y shares returned 0.42%.1 In comparison, the Citibank 30-day Treasury Bill Index (the “Index”) achieved a total return of 0.04% for the same period.2

The U.S. bond market encountered heightened volatility during the reporting period when investors reacted to stronger economic growth, causing long-term interest rates to climb in anticipation of a more moderately accommodative monetary policy from the Federal Reserve Board (the “Fed”). The fund produced higher returns than its benchmark, mainly due to positions in fixed-income markets that are not represented in the Index.

The Fund’s Investment Approach

The fund seeks to maximize total return through capital appreciation and income.To pursue its goal, we typically allocate the fund’s assets across four sectors of the fixed-income market: U.S. high yield bonds rated below investment grade; U.S. government, investment grade corporate and mortgage-backed securities; foreign debt securities of developed markets; and foreign debt securities of emerging markets.

Our analysis of top-down quantitative and macroeconomic factors guides the allocation of assets among market sectors, industries, and positioning along the yield curve. Using fundamental analysis, we seek to identify individual securities with high current income, as well as appreciation potential, based on relative value, credit upgrade probability, and extensive research into the credit history and current financial strength of the securities’ issuers.

Rising Long-Term Interest Rates Roiled Bond Market

The reporting period began in the midst of heightened market volatility as fixed-income investors responded nervously to stronger U.S. economic conditions. Despite concerns stemming from political infighting about the federal budget, new releases of economic data showed sustained improvements in employment and housing market

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

trends.As a result, long-term interest rates began to move higher during the first quarter of 2013. U.S. government securities and other interest rate-sensitive sectors suffered when investors anticipated future increases in intermediate- and long-term interest rates. In contrast, corporate- and asset-backed securities held up relatively well as issuers’ underlying business fundamentals strengthened.

The market’s worries regarding higher interest rates intensified in late May, when relatively hawkish remarks by Fed chairman Ben Bernanke were interpreted as a signal that the central bank would back away from its ongoing quantitative easing program sooner than expected. Consequently, most bond market sectors fell sharply in June. The market generally stabilized over the summer, and bonds rallied in September when the Fed refrained from tapering its ongoing quantitative easing program. Interest rate-sensitive bonds also gained a degree of value in October, when the effects of a 16-day U.S. government shutdown prompted investors to reduce their expectations of economic growth over the near to intermediate term.

Out-of-Index Positions Supported Fund Performance

Although the fund was affected negatively by the challenging fixed-income investment environment, it fared better than its benchmark due to holdings that are not part of the Index. For example, commercial mortgage-backed securities and asset-backed securities fared particularly well in the strengthening economy.The fund also held a small position in sovereign bonds from previously hard hit European countries, including Spain, Italy, and Portugal, which rallied from depressed levels. High yield corporate bonds, which are rated below investment grade, also contributed positively to the fund’s performance. Dollar-denominated bonds from the emerging markets also helped buoy relative results, as did currency positions that favored the U.S. dollar over the euro and yen.

The fund held few residential mortgage-backed securities, which helped bolster performance early in the reporting period but later detracted. We set the fund’s average duration in a position that was shorter than market averages, which proved to be a mild drag on relative performance. Our interest rate strategies included overweighted exposure to the short and long ends of the market’s maturity spectrum in anticipation of narrowing yield differences, but this positioning had little material impact on relative results.

At times during the reporting period, we purchased put and call options on U.S. Treasury securities.These strategies generally proved supportive of returns compared to the benchmark.

4

Maintaining a Lower Risk Profile

Although we have been encouraged by the bond market’s recent resiliency amid uncertainty regarding the timing of changes in Fed policy, in August we adopted a more defensive investment posture in anticipation of more robust economic growth in 2014. Most notably, we have eliminated most of the fund’s currency positions, except that we added some local currency-denominated emerging-markets bonds as a hedge against unexpected developments. We added to the fund’s holdings of investment-grade corporate bonds, which tend to be less sensitive to changing interest rates than other market sectors.We also added to the fund’s European sovereign bond holdings amid expectations of a continuation of the region’s accommodative monetary policies.

November 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity.These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.
Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S.
dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.
Currency rates in foreign countries may fluctuate significantly over short periods of time.A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps
(including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit
derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Class I and ClassY shares are not subject to any initial or deferred sales changes. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by the Dreyfus
Corporation pursuant to an agreement in effect through July 4, 2014, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 SOURCE: CITI. US Treasury Bill Indices—These indices measure return equivalents of yield averages that are not marked to market. For example, the US One-Month and Three-Month Treasury Bill Indices consist of the last one one-month and three three-month Treasury bill month-end rates, respectively. Returns for these indices are calculated on a monthly basis only.

The Fund 5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for ClassY shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and ClassY shares of
Dreyfus Opportunistic Fixed Income Fund on 7/11/06 (the fund’s inception date) to a $10,000 investment made in the Barclays U.S.Aggregate Bond Index (the “Former Index”) and the Citibank 30-Day Treasury Bill Index (the
“New Index”) on that date.All dividends and capital gain distributions are reinvested.
On April 24, 2013, the Board authorized the fund to offer ClassY shares, as a new class of shares, to certain investors, including certain institutional investors. On July 1, 2013, ClassY shares were offered at net asset value and are not subject to certain fees, including Distribution Plan and Shareholder Services Plan fees.
On July 1, 2013, the fund changed its benchmark from the “Former Index” to the “New Index” because the “Former
Index” is no longer an appropriate index for comparative purposes. Effective July 1, 2013, the fund is not managed to a benchmark index. Rather than managing to track a benchmark index, the fund seeks to provide returns that are largely independent of market moves.The “New Index” serves as a baseline performance index.The fund’s next annual report will only include performance of the “New Index,” not the “Former Index.”
The fund invests primarily in fixed-income securities.The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The
Barclays U.S.Aggregate Bond Index is a widely accepted, unmanaged total return index of corporate, U.S. government and
U.S. government agency debt instruments, mortgage-backed securities and asset-backed securities with an average maturity of 1-10 years.The Citibank 30-Day Treasury Bill Index is a market value-weighted index of public obligations of the
U.S.Treasury with maturities of 30 days. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for ClassY shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to 7/1/13 (the inception date for ClassY shares).
†††	For comparative purposes, the value of each Index as of 6/30/06 is used as the beginning value on 7/11/06.

The Fund 7

8

STATEMENT OF INVESTMENTS

October 31, 2013

The Fund 9

STATEMENT OF INVESTMENTS (continued)

10

The Fund 11

STATEMENT OF INVESTMENTS (continued)

12

The Fund 13

STATEMENT OF INVESTMENTS (continued)

14

The Fund 15

STATEMENT OF INVESTMENTS (continued)

16

The Fund 17

STATEMENT OF INVESTMENTS (continued)

18

The Fund 19

STATEMENT OF INVESTMENTS (continued)

20

The Fund 21

STATEMENT OF INVESTMENTS (continued)

22

The Fund 23

STATEMENT OF INVESTMENTS (continued)

BBA—British Bankers Association
GO—General Obligation
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Principal amount stated in U.S. Dollars unless otherwise noted.
AUD—Australian Dollar
BRL—Brazilian Real
COP—Colombian Peso
EUR—Euro
GBP—British Pound
MXN—Mexican New Peso
NGN—Nigerian Naira
PEN—Peruvian Nuevo Sol
RUB—Russian Ruble
ZAR—South African Rand
b Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities were valued at $41,439,075 or 26.0% of net assets.
c Variable rate security—interest rate subject to periodic change.
d Security, or portion thereof, on loan.At October 31, 2013, the value of the fund’s securities on loan was $8,712,931 and the value of the collateral held by the fund was $9,016,928, consisting of cash collateral of $5,268,753 and
U.S. Government & Agency securities valued at $3,748,175.
e Security issued with a zero coupon. Income is recognized through the accretion of discount.
f Notional face amount shown.
g Held by or on behalf of a counterparty for open financial futures contracts.
h Investment in affiliated money market mutual fund.

† Based on net assets.
See notes to financial statements.

24

STATEMENT OF FINANCIAL FUTURES

October 31, 2013

See notes to financial statements.

The Fund 25

STATEMENT OF OPTIONS WRITTEN

October 31, 2013

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
See notes to financial statements.

26

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

See notes to financial statements.

The Fund 27

STATEMENT OF OPERATIONS

Year Ended October 31, 2013

See notes to financial statements.

28

STATEMENT OF CHANGES IN NET ASSETS

The Fund 29

STATEMENT OF CHANGES IN NET ASSETS (continued)

a	Effective July 1, 2013, the fund commenced offering ClassY shares.
b	During the period ended October 31, 2013, 1,897 Class C shares representing $25,779 were exchanged for 1,893
Class A shares.
See notes to financial statements.

30

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011 and
2009, were 303.56% and 123.39%, respectively.
See notes to financial statements.

The Fund 31

FINANCIAL HIGHLIGHTS (continued)

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
c	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011 and
2009, were 303.56% and 123.39%, respectively.
See notes to financial statements.

32

a	Based on average shares outstanding at each month end.
b	The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended October 31, 2011 and
2009, were 303.56% and 123.39%, respectively.
See notes to financial statements.

The Fund 33

FINANCIAL HIGHLIGHTS (continued)

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
See notes to financial statements.

34

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Fixed Income Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund.The fund’s investment objective seeks to maximize total return through capital appreciation and income.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting held on April 24-25, 2013, the Company’s Board of Directors (the “Board”) approved, effective July 1, 2013: (a) for the fund to offer ClassY shares, and (b) an increase in the authorized shares of the fund from 300 million to 400 million and authorized 100 million Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales charge or CDSC. Class Y shares are sold at net asset

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

value per share to certain investors, including certain institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding ClassY shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

36

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality,

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-

38

counter are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

The Fund 39

NOTES TO FINANCIAL STATEMENTS (continued)

†	See Statement of Investments for additional detailed categorizations. -
††	Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2013, there were no transfers between Level 1 and Level 2 of the fair value hierarchy.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investment.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest

40

income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner,The Bank of NewYork Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended October 31, 2013, The Bank of New York Mellon earned $3,013 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

The Fund 41

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry.

(f) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2013, the Board declared a cash dividend of $.012, $.004 $.015 and $.015 per share from undistributed investment income-net for Class A, Class C, Class I and ClassY shares, respectively, payable on November 1, 2013 (ex-dividend date), to shareholders of record as of the close of business on October 31, 2013.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income

42

tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $144,986, accumulated capital losses $311,865 and unrealized appreciation $523,251.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013. The fund has $311,865 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended October 31, 2013 and October 31, 2012 were as follows: ordinary income $2,173,863 and $1,364,613 and long-term capital gains $82,495 and $138,307, respectively.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for paydown gains and losses, foreign currency transactions, swap periodic payments and consent fees, the fund decreased accumulated undistributed investment income-net by $1,019,344 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

The Fund 43

NOTES TO FINANCIAL STATEMENTS (continued)

(h) New Accounting Pronouncement: In January 2013, FASB issued Accounting Standards Update No. 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, which replaced Accounting Standards Update No. 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods.ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities.ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to enforceable master netting arrangements (“MNA”) or similar agreements. Management is currently evaluating the application of ASU 2013-01 and its impact on the fund’s financial statements.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager has

44

contractually agreed, to waive receipt of its fees and/or assume the expenses of the fund, from November 1, 2012 through July 1, 2014, so that the annual direct operating expenses of this fund (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .85% of the value of the fund’s average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $86,539 during the period ended October 31, 2013.

During the period ended October 31, 2013, the Distributor retained $6,682 from commissions earned on sales of the fund’s Class A shares and $845 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2013, Class C shares were charged $58,880 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts.The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $100,141 and $19,627, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are

The Fund 45

NOTES TO FINANCIAL STATEMENTS (continued)

not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates DreyfusTransfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $7,422 for transfer agency services and $345 for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $42.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $21,575 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $167 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2013, the fund was charged $8,887 for services performed by the Chief Compliance Officer and his staff.

46

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $77,865 , Distribution Plan fees $9,864, Shareholder Services Plan fees $19,970, custodian fees $6,065, Chief Compliance Officer fees $7,445 and transfer agency fees $1,531.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, financial futures, options transactions and swap transactions, during the period ended October 31, 2013, amounted to $315,356,993 and $201,408,324, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Financial Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk, as a result of changes in value of underlying financial instruments.The fund invests in financial futures in order to manage its exposure to or protect against changes in the market. A financial futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents.The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change.Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in

The Fund 47

NOTES TO FINANCIAL STATEMENTS (continued)

the Statement of Operations.When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations.There is minimal counterparty credit risk to the fund with financial futures since they are exchange traded, and the exchange’s clearinghouse guarantees the financial futures against default. Financial futures open at October 31, 2013 are set forth in the Statement of Financial Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in interest rates and foreign currencies, or as a substitute for an investment.The fund is subject market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the

48

date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2013:

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the

The Fund 49

NOTES TO FINANCIAL STATEMENTS (continued)

value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments.The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2013.

50

The Fund 51

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparties:
a	Morgan Stanley Capital Services
b	Standard Chartered Bank
c	UBS
d	Deutsche Bank
e	Credit Suisse
f	Bank of America
g	Goldman Sachs International
h	Barclays Bank
i	Citigroup
j	Commonwealth Bank of Australia
k	Royal Bank of Scotland

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap transactions

52

in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents.The amount of these deposits is determined by the exchange on which the agreements is traded and is subject to change.The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk is mitigated by MNA between the fund and the counterparty and the posting of collateral by the coun-terparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded, and the exchange guarantees

The Fund 53

NOTES TO FINANCIAL STATEMENTS (continued)

these swaps against default. The following summarizes open interest rate swaps entered into by the fund at October 31, 2013:

54

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced company, obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring.The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise

The Fund 55

NOTES TO FINANCIAL STATEMENTS (continued)

exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument.The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.This risk is mitigated by MNA between the fund and the counterparty and the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps on index issues entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities.The following summarizes open credit default swaps entered into by the fund at October 31, 2013:

56

†	Expiration Date
Counterparty;
b	J.P. Morgan Chase
Clearinghouse;
c	Chicago Mercantile Exchange
1	If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and delivery the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
2	If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.
3	The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.
4	Implied credit spreads, represented in absolute terms, utilized in determining the market value as of the period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative.The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement.Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.A credit spread identified as Defaulted indicates a credit event has occurred for the referenced entity.

The Fund 57

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties.All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2013 is shown below:

Statement of Assets and Liabilities location:
1	Includes cumulative appreciation (depreciation) on financial futures as reported in the Statement of
Financial Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
2	Options purchased are included in Investments in securities-Unaffiliated issuers, at value.
3	Includes cumulative appreciation (depreciation) on swap agreements as reported in the swap tables in
Note 4. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, is reported in the Statement of Assets and Liabilities.
4	Outstanding options written, at value.
5	Unrealized appreciation on forward foreign currency exchange contracts.
6	Unrealized depreciation on forward foreign currency exchange contracts.

58

The effective of derivative instruments in the Statement of Operation during the period ended October 31, 2013 is shown below:

Statement of Operations location:
7	Net realized gain (loss) on financial futures.
8	Net realized gain (loss) on options transactions.
9	Net realized gain (loss) on forward foreign currency exchange contracts.
[10] Net realized gain (loss) on swap transactions.
[11] Net unrealized appreciation (depreciation) on financial futures.
[12] Net unrealized appreciation (depreciation) on options transactions.
[13] Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[14] Net unrealized appreciation (depreciation) on swap transactions.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

The Fund 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2013:

At October 31, 2013, the cost of investments for federal income tax purposes was $161,341,599; accordingly, accumulated net unrealized appreciation on investments was $1,264,546, consisting of $2,559,691 gross unrealized appreciation and $1,295,145 gross unrealized depreciation.

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REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Fixed Income Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments, financial futures and options written, as of October 31, 2013, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures.An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Fixed Income Fund as of October 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

The Fund 61

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund designates the maximum amount allowable but not less than 38.67% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.0280 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than $.2429 as a short-term capital gain dividend paid on December 27, 2012 in accordance with Sections 871(k)(2) and 881(e) of the Internal Revenue Code.

62

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 63

BOARD MEMBERS INFORMATION (Unaudited) (continued)

64

OFFICERS OF THE FUND (Unaudited)

The Fund 65

OFFICERS OF THE FUND (Unaudited) (continued)

66

NOTES

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
14	Statement of Options Written
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
18	Financial Highlights
19	Notes to Financial Statements
39	Report of Independent Registered Public Accounting Firm
40	Important Tax Information
41	Information About the Approval of the Fund’s Management and Sub-Investment Advisory Agreements
45	Board Members Information
47	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic Emerging
Markets Debt Fund

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Emerging Markets Debt Fund, covering the period from the fund’s inception on June 17, 2013, through October 31, 2013. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The reporting period produced a challenging environment for many fixed-income securities, as a gradually strengthening U.S. economy and expectations of more moderately stimulative monetary policies drove longer term interest rates higher and bond prices lower. In this environment, corporate-backed bonds generally held up better than their government- and agency-issued counterparts, eking out mildly positive returns, on average, as default rates remained low and issuers’ business prospects improved along with the economy.

We currently expect U.S. and global economic conditions to continue to improve in 2014, with accelerating growth supported by the fading drags of tighter federal fiscal policies and downsizing on the state and local levels. Moreover, inflation is likely to remain muted, so monetary policy can remain stimulative. Globally, we anticipate stronger growth in developed countries due to past and continuing monetary ease, while emerging markets seem poised for moderate economic expansion despite recently negative investor sentiment. For more information on how these observations may affect your investments, we encourage you to speak with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
November 15, 2013

2

DISCUSSION OF FUND PERFORMANCE

For the period of June 17, 2013, through October 31, 2013, as provided by Alexander Kozhemiakin and Javier Murcio, Primary Portfolio Managers

Fund and Market Performance Overview

For the period from the fund’s inception on June 17, 2013, through the end of its annual reporting period on October 31, 2013, Dreyfus Opportunistic Emerging Markets Debt Fund’s Class A shares produced a total return of –0.44%, Class C shares returned –0.71%, and Class I shares returned –0.38%. From the inception of Class Y shares on July 1, 2013, through October 31, 2013, the fund’s Class Y shares returned 2.59%.1 In comparison, the fund’s benchmark, the JPMorgan Emerging Markets Global Bond Index (the “Index”), produced a 3.56%2 total return for the same period.3

Emerging-markets bonds encountered heightened volatility early in the reporting period amid economic and liquidity concerns.The fund lagged its benchmark due to its exposure to local currency denominated bonds. In contrast, the Index is composed exclusively of U.S. dollar-denominated debt instruments in emerging market countries.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in debt instruments of emerging market issuers, including those issued by corporations, governments, central banks or supranational organizations.The fund’s investments may be denominated in U.S. dollars, European euros, Japanese yen or the local currency of issue.

Our investment process uses in-depth fundamental country, issuer, and currency analysis disciplined by proprietary quantitative valuation models. A “top down” analysis of macroeconomic, financial, and political variables guides country, issuer, and currency allocation.We look for shifts in country fundamentals and consider the risk-adjusted attractiveness of currency, issuer, and duration returns for each emerging market country. Using these inputs, we seek to identify the best opportunities on a risk-adjusted basis across emerging market debt instruments, currencies, and local interest rates.

Emerging Markets Encountered Heightened Volatility

The fund began operations in the midst of heightened market volatility stemming from remarks by Federal Reserve Board (the “Fed”) Chairman Ben Bernanke that U.S.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

monetary policymakers would begin backing away from their massive quantitative easing program sooner than expected. Bernanke’s unexpectedly hawkish comments sparked shifts in investment capital from the emerging markets to more developed nations, causing emerging-markets bond prices to fall and currency exchange rates to decline against the U.S. dollar. Concerns intensified regarding economic slowdowns in some markets, including China, India, and Brazil. Widening current account deficits and budget deficits in countries such as Indonesia, Turkey, and South Africa also weighed on investor sentiment.

Markets generally stabilized in July and rallied from August through October when the Fed refrained from tapering its quantitative easing program and some countries considered financial reforms. Local institutional investors took advantage of attractive valuations after the sell-off, and foreign investors soon followed their lead. However, investors proved highly selective, favoring countries with current account surpluses and balanced budgets. Investors also weighed the credibility of individual nations’ central banks, avoiding nations that do not appear to be handling inflationary pressures effectively.

Issuer Selection Strategy Buoyed Fund Results

The fund’s returns compared to its benchmark were undermined by its exposure to debt instruments denominated in local currencies, which lagged the U.S. dollar-denominated securities that comprise the Index.

Otherwise, our investment strategy proved relatively successful in cushioning the impact of weakening emerging markets currencies against the U.S. dollar. Over most of the reporting period, we avoided some of the harder-hit emerging markets currencies, including the Indonesian rupiah and Turkish lira. When markets later stabilized, we increased the fund’s local currency exposure to approximately 53% of assets.We focused mainly on currencies from countries with current account surpluses, such as the Russian ruble and Nigerian naira; countries enacting structural reforms, such as the Mexican peso; and countries whose currencies were punished more severely than warranted by underlying fundamentals, including the Brazilian real.

Our issuer selection strategy led the fund to overweighted exposure to emerging markets corporate bonds, especially among Latin American countries such as Columbia, Peru, Chile, and Mexico.We also favored bonds from the Russian oil-and-gas industry.We found a number of opportunities among bonds from “quasi-sovereign” issuers that are owned or controlled by their national governments. We maintained generally underweighted exposure to sovereign debt, especially securities denominated in local currencies.

4

During the reporting period, the fund employed interest-rate futures contracts and currency forward contracts to manage certain risks.

Finding Opportunities in Attractively Valued Markets

Although heightened volatility may persist over the near term, we believe that some emerging markets already have priced in the effects of a less robust U.S. quantitative easing program and higher interest rates in a recovering global economy. Indeed, after current uncertainties are resolved, we expect many emerging markets to respond positively to stronger economic growth among their major trading partners in the United States and Europe.Therefore, we expect to identify trading opportunities as valuations normalize and yield spreads narrow between U.S. and emerging markets bonds.

November 15, 2013

Bond funds are subject generally to interest rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.
Foreign bonds are subject to special risks including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rate, political factors and government control.The fixed income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.
The fund may use derivative instruments, such as options, futures and options on futures, forward contracts, swaps
(including credit default swaps on corporate bonds and asset-backed securities), options on swaps and other credit
derivatives.A small investment in derivatives could have a potentially large impact on the fund’s performance.
1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect until July 1, 2016. Had these expenses not been absorbed, the fund’s returns would have been lower.
2 Index return figures are from June 30, 2013, to October 31, 2013.
3 SOURCE: FACTSET - The J.P. Morgan EMBI Global/EMBI Global Diversified series is comprised of USD denominated Brady bonds, Eurobonds and Traded loans issued by sovereign and quasi sovereign entities.The
Diversified version limits the weights of the index countries by only including a specified portion of those countries eligible current face amounts of debt outstanding.This provides a more even distribution of weights within the countries in the index.The EMBI+ series also tracks the universe of emerging markets bonds but places a stricter liquidity requirement rule for inclusion. In addition quasi-sovereigns are not included in the EMBI+.The Returns and Statistics are available from December 1993.

The Fund 5

6

STATEMENT OF INVESTMENTS

October 31, 2013

The Fund 7

STATEMENT OF INVESTMENTS (continued)

8

The Fund 9

STATEMENT OF INVESTMENTS (continued)

10

The Fund 11

STATEMENT OF INVESTMENTS (continued)

12

a Principal amount stated in U.S. Dollars unless otherwise noted.
BRL—Brazilian Real
COP—Colombian Peso
IDR—Indonesian Rupiah
MXN—Mexican New Peso
MYR—Malaysian Ringgit
NGN—Nigerian Naira
PEN—Peruvian New Sol
PLN—Polish Zloty
RUB—Russian Ruble
THB—Thai Baht
ZAR—South African Rand
b Principal amount for accrual purposes is periodically adjusted based on changes in the Brazilian Consumer Price Index.
c Security issued with a zero coupon. Income is recognized through the accretion of discount.
d Securities exempt from registration pursuant to Rule 144A under the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.At October 31, 2013, these securities were valued at $1,622,277 or 8.2% of net assets.
e Variable rate security—interest rate subject to periodic change.
f Principal amount for accrual purposes is periodically adjusted based on changes in the Thai Consumer Price Index.
g Investment in affiliated money market mutual fund.

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF OPTIONS WRITTEN

October 31, 2013

a Non-income producing security.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2013

See notes to financial statements.

The Fund 15

STATEMENT OF OPERATIONS

From June 17, 2013 (commencement of operations) to October 31, 2013

See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

From June 17, 2013 (commencement of operations) to October 31, 2013 a a Effective July 1, 2013, the fund commenced offering ClassY shares.
See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the period from June 17, 2013 (commencement of operations) to October 31, 2013. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

a	From July 1, 2013 (commencement of initial offering) to October 31, 2013.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Exclusive of sales charge.
e	Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Emerging Markets Debt Fund (the “fund”) is a separate non-diversified series of The Dreyfus/Laurel Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering eleven series, including the fund, which commenced operations on June 17, 2013.The fund’s investment objective seeks to maximize total return.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

At a meeting held on April 24-25, 2013, the Company’s Board of Directors (the “Board”) approved, effective July 1, 2013 for the fund to offer Class Y shares.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Capital Stock in each of the following classes of shares: Class A, Class C Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class I shares are offered without a front-end sales

The Fund 19

NOTES TO FINANCIAL STATEMENTS (continued)

charge or CDSC. Class Y shares are sold at net asset value per share to certain investors, including certain institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2013, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 799,600 of Class A and all of the outstanding Class C, Class I and Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

20

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices

The Fund 21

NOTES TO FINANCIAL STATEMENTS (continued)

(as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service’s procedures are reviewed by Dreyfus under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on

22

each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap transactions are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2013 in valuing the fund’s investments:

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized appreciation (depreciation) at period end.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended October 31, 2013 were as follows:

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal pay-

24

ments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline because of factors that affect a particular industry or country.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends to shareholders: Dividends are recorded on ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2013, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2013, the fund did not incur any interest or penalties.

The tax year for the period ended October 31, 2013 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2013, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $186,065, accumulated capital losses $143,997 and unrealized depreciation $301,102.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2013.The fund has $143,997 of post-enactment short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2013 was as follows: ordinary income $185,774.

During the period ended October 31, 2013, as a result of permanent book to tax differences, primarily due to the tax treatment for registration fees, Rule 12b-1 Distribution Plan fees, amortization adjustments, foreign currency transactions, swap periodic payments and foreign Consumer Price Index adjustments, the fund increased accumulated undistributed investment income-net by $89,547, decreased accumulated net realized gain (loss) on investments by $81,702 and decreased paid-in capital by $7,845. Net assets and net asset value per share were not affected by this reclassification.

26

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $265 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 9, 2013, the unsecured credit facility with Citibank, N.A. was $210 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2013, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from June 17, 2013 through July 1, 2014 for Class A, Class C and Class I shares and from July 1, 2013 through July 1, 2014 for Class Y shares to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.00% of the value of the average daily net assets.The reduction in expenses, pursuant to the undertaking, amounted to $121,330 during the period ended October 31, 2013.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets. During the period ended October 31, 2013, Class C shares were charged $27 pursuant to the Distribution Plan.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.These services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2013, Class A and Class C shares were charged $9,097 and $9, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund.The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $20 for transfer agency services and $3

28

for cash management services.These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2013, the fund was charged $12,999 pursuant to the custody agreement.

The fund compensated The Bank of New York Mellon under a cash management agreement that was in effect until September 30, 2013 for performing certain cash management services related to fund subscriptions and redemptions. During the period ended October 31, 2013, the fund was charged $1 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended October 31, 2013, the fund was charged $2,951 for services performed by the Chief Compliance Officer and his staff.

The components of “Due from The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $12,494, Distribution Plan fees $6, Shareholder Services Plan fees $2,085, custodian fees $10,400, Chief Compliance Officer fees $2,951 and transfer agency fees $20, which are offset against an expense reimbursement currently in effect in the amount of $38,743.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through the use of the fund’s exchange privilege.

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, forward contracts, options and swaps transactions, during the period ended October 31, 2013, amounted to $27,157,179 and $8,428,423, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund during the period ended October 31, 2013 is discussed below.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in foreign currencies, or as a substitute for an investment. The fund is subject to market risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying finan-

30

cial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received.The Statement of Operations reflects the following: any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

The following summarizes the fund’s call/put options written during the period ended October 31, 2013:

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy.When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates.With respect to purchases of forward contracts, the fund incurs a loss if the value of the

The Fund 31

NOTES TO FINANCIAL STATEMENTS (continued)

contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract.The following summarizes open forward contracts at October 31, 2013:

32

The Fund 33

NOTES TO FINANCIAL STATEMENTS (continued)

Counterparties:
a	Deutsche Bank
b	Citigroup
c	Goldman Sachs International
d	JP Morgan Chase Bank
e	Standard Chartered Bank
f	Barclays Bank
g	Credit Suisse
h	Morgan Stanley Capital Services

Swap Transactions: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market or centrally cleared.The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for the interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to real-

34

ized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap transactions.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount.The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk is mitigated by MNA between the fund and the counterparty and the posting of collateral by the coun-terparty to the fund to cover the fund’s exposure to the counterparty. The following summarizes open interest rate swaps entered into by the fund at October 31, 2013:

The Fund 35

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2013 is shown below:

Statement of Assets and Liabilities location:
1	Unrealized appreciation on forward foreign currency exchange contracts.
2	Outstanding options written, at value.
3	Unrealized depreciation on forward foreign currency exchange contracts.
4	Unrealized depreciation on swap agreements.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2013 is shown below:

Statement of Operations location:
5	Net realized gain (loss) on forward foreign currency exchange contracts.
6	Net unrealized appreciation (depreciation) on options transactions.
7	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
8	Net unrealized appreciation (depreciation) on swap transactions.

In December 2011, with clarification in January 2013, FASB issued guidance that expands disclosure requirements with respect to the offsetting of certain assets and liabilities.The fund adopted these disclosure provisions during the current reporting period.These disclosures are required for certain investments, including derivative financial instruments subject

36

to master netting arrangements (“MNA”) or similar agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to MNA in the Statement of Assets and Liabilities.

At October 31, 2013, derivative assets and liabilities (by type) on a gross basis are as follows:

The following tables present derivative assets and liabilities net of amounts available for offsetting under MNA and net of related collateral received or pledged, if any, as of October 31, 2013:

The Fund 37

NOTES TO FINANCIAL STATEMENTS (continued)

1	Absent a default event or early termination, over-the-counter derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2013:

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2013:

At October 31, 2013, the cost of investments for federal income tax purposes was $18,704,836; accordingly, accumulated net unrealized depreciation on investments was $301,595, consisting of $145,242 gross unrealized appreciation and $446,837 gross unrealized depreciation.

38

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
The Dreyfus/Laurel Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Opportunistic Emerging Markets Debt Fund (the “Fund”), a series of The Dreyfus/Laurel Funds, Inc., including the statements of investments and options written, as of October 31, 2013, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from June 17, 2013 (commencement of operations) through October 31, 2013.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Emerging Markets Debt Fund as of October 31, 2013, and the results of its operations, the changes in its net assets, and the financial highlights for the period from June 17, 2013 through October 31, 2013, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 30, 2013

The Fund 39

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 6.04% as intertest-related dividends in accordance with Sections 871(k) (1) and 881(e) of the Internal Revenue Code.

40

INFORMATION ABOUT THE APPROVAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on April 24-25, 2013, the Board considered the approval of the fund’s Management Agreement pursuant to which Dreyfus will provide the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Standish Mellon Asset Management, LLC (the “Sub-Adviser”), an affiliate of Dreyfus, will provide day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the approval of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser.

The Fund 41

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. As the fund had not yet commenced operations, the Board was not able to review the fund’s performance. The Board discussed with representatives of Dreyfus and the Sub-Adviser the portfolio management team and the investment strategies to be employed in the management of the fund’s assets.The Board noted the reputation and experience of Dreyfus and the Sub-Adviser.

The Board reviewed comparisons of the fund’s proposed management fee and anticipated expense ratio and reviewed the management fees and expense ratios of funds in the fund’s anticipated Lipper, Inc. (“Lipper”) category (the “Category”) and the average and median management fee ranges in the Category, as well as management fees and expense ratios of a group of funds independently prepared by Lipper (the “Comparison Group”). The Board noted that the fund’s contractual management fee was slightly below the average and slightly above the median effective management fees for the funds in the Category and within the contractual management fee range of the funds in the Category. The fund’s contractual management fee was above the average and median effective management fees, and slightly below the average and median contractual management fees, for the funds in the Comparison Group.The fund’s estimated total expenses (as limited through at least July 1, 2014 by agreement with Dreyfus to waive receipt of its fees and/or assume the expenses of the fund so that annual fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.00% of the fund’s average daily net assets) were below the average and median expense ratios of the funds in the Comparison Group.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar

42

Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to be paid to the Sub-Adviser in relation to the fee to be paid to Dreyfus by the fund and the respective services to be provided by the Sub-Adviser and Dreyfus. The Board also noted the Sub-Adviser’s fee will be paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. As the fund had not yet commenced operations, Dreyfus representatives were not able to review the dollar amount of expenses allocated and profit received by Dreyfus, or any economies of scale. The Board considered potential benefits to Dreyfus from acting as investment adviser.The Board also considered the uncertainty of the estimated asset levels and the renewal requirements for advisory agreements and their ability to review the management fee annually after the initial term of the Agreements.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the approval of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services to be provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

• The Board concluded that since the fund had not yet commenced operations, its performance could not be measured and was not a factor.

• The Board concluded that the fee to be paid to Dreyfus and the Sub-Adviser were reasonable in light of the considerations described above.

The Fund 43

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND
SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board determined that because the fund had not yet commenced operations, economies of scale were not a factor, but, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund in connection with future renewals.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Sub-Adviser, of other funds advised by Dreyfus. It should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the Board’s conclusions may be based, in part, on their consideration of similar arrangements in prior years. The Board determined that approval of the Agreements was in the best interests of the fund and its shareholders.

44

BOARD MEMBERS INFORMATION (Unaudited)

The Fund 45

BOARD MEMBERS INFORMATION (Unaudited) (continued)

46

OFFICERS OF THE FUND (Unaudited)

The Fund 47

OFFICERS OF THE FUND (Unaudited) (continued)

48

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $281,830 in 2012 and $297,425 in 2013.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $33,180 in 2012 and $29,350 in 2013. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $20,790 in 2012 and $18,800 in 2013. These services consisted of the review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2012 and $0 in 2013.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2012 and $0 in 2013.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2012 and $0 in 2013.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $11,571,150 in 2012 and $13,945,381 in 2013.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.            Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.            Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.            Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.            Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Dreyfus/Laurel Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 18, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	December 18, 2013

By: /s/ James Windels
James Windels Treasurer
Date:	December 18, 2013

EXHIBIT INDEX

(a)(1)    Code of ethics referred to in Item 2.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)